                                             1933 Act Registration No. 33-46590
                                             1940 Act Registration No. 811-6611

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


            Pre-Effective Amendment No. ___    ( )
            Post-Effective Amendment No. 4     (x)

                 and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

            Amendment No. 5                 (x)

JACKSON NATIONAL CAPITAL MANAGEMENT FUNDS
     (Exact name of Registrant as specified in Charter)


5901 Executive Drive, Lansing, Michigan       48911
                (Address of principal executive offices)  (Zip code)


Registrant's Telephone Number, including Area Code: 517-394-3400


Thomas J. Meyer, Esq.                    with a copy to:
5901 Executive Drive                     Cathy G. O'Kelly, Esq.
Lansing, Michigan  48911                 Vedder, Price, Kaufman & Kammholz
                                         222 North LaSalle Street
(Name and address of agent for service)  Chicago, Illinois  60601


It is proposed that this filing will become effective (check appropriate box):


     immediately upon filing pursuant to paragraph (b)
---
 x   on March 1, 1996 pursuant to paragraph (b)
---
     60 days after filing pursuant to paragraph (a)(1)
---
     on (date) pursuant to paragraph (a)(1)
---
     75 days after filing pursuant to paragraph (a)(2)
---
     on (date) pursuant to paragraph (a)(2) of rule 485.
---
     This post-effective amendment designates a new effective date for a --- previously filed post-effective amendment.



                     DECLARATION PURSUANT TO RULE 24f-2

Pursuant to Rule 24f-2 under the Investment Company act of 1940, the Registrant has declared that an indefinite number or amount of Shares of beneficial interest in the Funds has been registered under the Securities Act of 1933.
The Rule 24f-2 notice for Registrant's fiscal year ended October 31, 1995 was filed on or about December 22, 1995.

                       CALCULATION OF REGISTRATION FEE


                                                Proposed   Proposed
                                                Maximum    Maximum
                                    Amount      Offering   Aggregate     Amount of
Title of Securities                 Being       Price Per  Offering      Registration
Being Registered                    Registered  Unit       Price*        Fee
Shares of beneficial interest,
 without par value
Jackson National Tax-Exempt Fund..     907,028      10.60        72,500          25
Jackson National Income Fund......     718,390      10.17        72,500          25
Jackson National Growth Fund......   2,104,719      11.92        72,500          25
Jackson National Total Return Fund   1,473,072      12.31        72,500          25

* The fee is calculated in accordance with Rule 24e-2

     Tax-Exempt Fund (b)(2) 1,092,274; (b)(3) 192,085; (b)(4) 900,189
     Income Fund (b)(2) 915,065; (b)(3) 203,803; (b)(4) 711,262
     Growth Fund (b)(2) 2,423,008; (b)(3) 324,371; (b)(4) 2,098,637
     Total Return Fund (b)(2) 1,762,425; (b)(3) 295,242; (b)(4) 1,467,183

                               EXPLANATORY NOTE

The Registrant is a "series" company. This Registration Statement under the Securities Act of 1933 and Registration Statement under the Investment Company Act of 1940 (the "Registration Statement") relates to all five classes of the Registrant's Shares: the Jackson National Money Market Fund Shares, the Jackson National Tax-Exempt Fund Shares, the Jackson National Income Fund Shares, the Jackson National Growth Fund Shares, and the Jackson National Total Return Fund Shares. All five classes of the Registrant's Shares are offered pursuant to a single Prospectus. Therefore, Parts A and B of the Registration Statement consist of one form of Prospectus and Statement of Additional Information. As indicated in the Note at the beginning of Part C of this Registration Statement, Part C has been completed with respect to all five classes of the Registrant's Shares.

                  JACKSON NATIONAL CAPITAL MANAGEMENT FUNDS

                            CROSS-REFERENCE SHEET
                          (as required by Rule 485)


                                   Caption in Prospectus or Statement of
  N-1A Item No.                    Additional Information relating to each Fund
  -----------------------------    --------------------------------------------
  Part A                           Prospectus
  -----------------------------    --------------------------------------------
  Item  1.  Cover Page             Front Cover Page
  Item  2.  Synopsis               Fund Expenses; Highlights
  Item  3.  Financial
            Highlights             Financial Highlights; Performance
  Item  4.  General Description
            of Registrant          Front Cover Page; Highlights; How the Funds
                                   Work; How Each Fund Pursues its Investment
                                   Objective; More Information About Certain
                                   Investments, Practices and Risk
                                   Considerations;

                                   Appendix A - Money Market Instruments
Item  5.  Management of the Fund   Management of the Funds
Item  5A. Management's
          Discussion of Fund
          Performance              Not Applicable
Item  6.  Capital Stock and
          Other Securities         Organization and Description of Shares;
                                   Distributions and Taxes; Shareholder Services
Item  7.  Purchase of Shares
          Being Offered            Management of the Funds; How to Buy Shares
Item  8.  Redemption and
          Repurchase               How to Buy Shares; How to Redeem Shares
Item  9.  Pending Legal
          Proceedings              Not Applicable

Part B                            Statement of Additional Information
----------------------------      ---------------------------------------------
Item 10.  Cover Page              Front Cover Page
Item 11.  Table of Contents       Front Cover Page
Item 12.  General Information
          and History             Not Applicable
Item 13.  Investment Objectives
          and Policies            Investment Restrictions; Investment Policies
                                  and Techniques; Appendix - Ratings of
                                  Investments; Portfolio Transactions
Item 14.  Management of the
          Fund                    Officers and Trustees
Item 15.  Control Persons and
          Principal Holders
          Securities              Officers and Trustees
Item 16.  Investment Advisory
          and Other Services      Investment Advisors
Item 17.  Brokerage Allocation
          and Other Practices     Portfolio Transactions
Item 18.  Capital Stock and
          Other Securities        Shareholder Rights
Item 19.  Purchase, Redemption
          and Pricing of
          Securities Being
          Offered                 Purchase of Shares; Redemption of Shares;
                                  Pay-in-Kind Election
Item 20.  Tax Status              Dividends and Taxes
Item 21.  Underwriters            Distributors
Item 22.  Calculation of
          Performance Data        Performance
Item 23.  Financial
          Statements              Financial Statements


Part C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Amendment to the Registration Statement.

PROSPECTUS
JACKSON NATIONAL CAPITAL MANAGEMENT FUNDS                             JNCMF LOGO
--------------------------------------------------------------------------------

P.O. Box 419102    -    Kansas City, Missouri 64141-61021    -    1-800-888-3863


     Jackson National Capital Management Funds (the "Fund") is an open-end, diversified management investment company, better known as a mutual fund. The Fund offers five separate investment portfolios (the "Funds"):

                       JACKSON NATIONAL MONEY MARKET FUND
                        JACKSON NATIONAL TAX-EXEMPT FUND
                          JACKSON NATIONAL INCOME FUND
                          JACKSON NATIONAL GROWTH FUND
                       JACKSON NATIONAL TOTAL RETURN FUND
                            ------------------------

     An investment in the Jackson National Money Market Fund (the "Money Market Fund") is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.
                            ------------------------

     The Funds' shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are they federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment in a Fund's shares involves risk, including the possible loss of principal.
                            ------------------------


     This Prospectus contains information about the Funds that a prospective investor should know before investing and should be retained for future reference. A Statement of Additional Information for the Funds, dated March 1, 1996, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from the Funds at the address or telephone number above.


     This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the shares of the Funds in any jurisdiction in which such may not lawfully be made.
                            ------------------------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------


                      THIS PROSPECTUS DATED MARCH 1, 1996

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                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

HIGHLIGHTS............................................................................      1
FUND EXPENSES.........................................................................      2
FINANCIAL HIGHLIGHTS..................................................................      4
HOW THE FUNDS WORK....................................................................      6
INVESTMENT OBJECTIVES.................................................................      6
INVESTMENT RISKS......................................................................      6
HOW EACH FUND PURSUES ITS INVESTMENT OBJECTIVE........................................      8
MONEY MARKET FUND.....................................................................      8
TAX-EXEMPT FUND.......................................................................      9
INCOME FUND...........................................................................     10
GROWTH FUND...........................................................................     11
TOTAL RETURN FUND.....................................................................     11
MORE INFORMATION ABOUT CERTAIN INVESTMENTS, PRACTICES
  AND RISK CONSIDERATIONS.............................................................     12
PERFORMANCE...........................................................................     16
MANAGEMENT OF THE FUNDS...............................................................     18
HOW TO BUY SHARES.....................................................................     19
SHAREHOLDER SERVICES..................................................................     23
DISTRIBUTIONS AND TAXES...............................................................     27
HOW TO REDEEM SHARES..................................................................     28
ORGANIZATION AND DESCRIPTION OF SHARES................................................     31
APPENDIX A -- MONEY MARKET INSTRUMENTS................................................    A-1

--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------


     INVESTMENT OBJECTIVES. Jackson National Capital Management Funds (the "Fund") is an open-end, diversified management investment company, currently offering a choice of five investment portfolios (the "Funds") designed for long-term investors. Jackson National Money Market Fund (the "Money Market Fund") seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments. Jackson National Tax-Exempt Fund (the "Tax-Exempt Fund") seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital by investing in a diversified portfolio of municipal obligations. Jackson National Income Fund (the "Income Fund") seeks as high a level of current income as is consistent with preservation of capital by investing primarily in investment-grade debt securities. Jackson National Growth Fund (the "Growth Fund") seeks to replicate the aggregate price and yield performance of the Standard & Poor's 500 Composite Stock Price Index. Jackson National Total Return Fund (the "Total Return Fund") seeks as high a level of total return, which is a combination of income and capital appreciation, as is consistent with reasonable risk by investing in stocks, bonds and money market instruments. See "How Each Fund Pursues Its Investment Objective."


     RISK FACTORS. There is no assurance that the investment objective of any Fund will be achieved and investment in the Fund includes risks, which vary in degree and kind depending upon the investment policies of each Fund. The returns and per share net asset value of a Fund will fluctuate, except that the Money Market Fund seeks to maintain a net asset value of $1.00 per share. There is no assurance that the $1.00 net asset value will be maintained. Each Fund is subject to market and financial risks, and in some cases, to prepayment risk. In general, debt securities prices vary inversely with changes in interest rates. Investors should note that investments in high yield securities by the Total Return Fund entail relatively greater risk of loss of income and principal than investments in higher rated securities and market prices of high yield securities may fluctuate more than market prices of higher rated securities. The government guarantee of the U.S. Government securities in which certain Funds invest (Money Market, Income and Total Return) does not guarantee the market value of the shares of such Funds, and such securities are subject to various degrees of government backing. Foreign investments by certain Funds (Money Market, Income and Total Return) involve risk and opportunity considerations not typically associated with investing in U.S. companies. However, since all investments will be U.S. dollar denominated, the Funds are not subject to currency risks from foreign investments. See "Investment Risks" and "More Information About Certain Investments, Practices and Risk Considerations."

     INVESTMENT ADVISER AND DISTRIBUTOR. Jackson National Financial Services, Inc. ("JNFSI") serves as investment adviser for each Fund, and PPM America, Inc. serves as sub-investment adviser for each Fund. JNFSI is paid an investment management fee by each Fund, and JNFSI in turn pays a sub-investment advisory fee to PPM America, Inc., based upon average daily net assets of that Fund at an annual rate that differs for each Fund. JNFSI also serves as distributor and principal underwriter for the Funds. See "Management of the Funds."

     PURCHASES AND REDEMPTIONS. Investors may purchase a Fund's shares at net asset value plus a maximum sales charge of 4.75% of the offering price. There is no sales charge on shares of the Money Market Fund. Reduced sales charges apply to purchases of $100,000 or more. The minimum initial investment (including applicable sales charge) is $1,000 per Fund, and investments thereafter must be at least $50. Different minimums may apply to qualified plans. See "How To Buy Shares." Shares may be redeemed without charge or penalty at net asset value, which may be more or less than original cost. See "How To Redeem Shares."

--------------------------------------------------------------------------------
                                 FUND EXPENSES
--------------------------------------------------------------------------------

     The following table illustrates the expenses and fees that you would incur as a shareholder of a Fund.
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES.


     Maximum Sales Charge Imposed on Purchases (as a percentage of offering
      price)......................................................................   4.75%*
     Maximum Sales Charge Imposed on Reinvested Dividends.........................    None
     Deferred Sales Charge........................................................    None
     Redemption Fees..............................................................    None**
     Exchange Fee.................................................................    None


--------------------------------------------------------------------------------

 * There is no sales charge on purchases of the Money Market Fund.
** There is a $10 charge for wire redemptions.
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES.
(as a percentage of average net assets)


                                                   MONEY       TAX-                            TOTAL
                                                   MARKET     EXEMPT     INCOME     GROWTH     RETURN
                                                    FUND       FUND       FUND       FUND       FUND
                                                   ------     ------     ------     ------     ------
     Management Fees...........................     .50%       .50%       .60%        .25%       .70%
     12b-1 Fees................................     None       None       None        None       None
     Other Expenses After Reimbursement........       0%       .40%       .40%          0%       .50%
                                                   ------     ------     ------     ------     ------
     Total Fund Operating Expenses.............     .50%       .90%      1.00%        .25%      1.20%
                                                   =====      ======     =====      ======      =====


     The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Funds.

     "Other Expenses" are based on actual amounts incurred by the Funds for the previous fiscal year after reimbursements restated to reflect the investment adviser's current level of voluntary reimbursements. During the period ended October 31, 1995, certain fees were waived and certain expenses reimbursed by the investment adviser. If the Funds had paid all of their expenses for the year ended October 31, 1995, the Total Fund Operating Expenses would have been 1.69% for the Money Market Fund, 1.54% for the Tax-Exempt Fund, 1.66% for the Income Fund, 1.57% for the Growth Fund, and 1.79% for the Total Return Fund. The adviser is currently reimbursing all Other Expenses incurred by the Money Market Fund, and the Growth Fund. Voluntary reimbursements to these Funds may be modified or discontinued at any time by the adviser.

--------------------------------------------------------------------------------

EXAMPLE.

The following example illustrates the expenses you would incur on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                      ------   -------   -------   --------
Money Market Fund....  $  5      $16      $  28      $ 63
Tax-Exempt Fund......  $ 56      $75      $  95      $153
Income Fund..........  $ 57      $78      $ 100      $164
Growth Fund..........  $ 50      $55      $  61      $ 78
Total Return Fund....  $ 59      $84      $ 110      $186


--------------------------------------------------------------------------------

THIS EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to the requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of the Funds. Reduced sales charges apply to purchases of $100,000 or more as well as to certain other purchases. See "How to Buy Shares."

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The table below shows, financial information for each Fund expressed in terms of one share outstanding throughout the period.


     The information in the table for each Fund is covered by the report of the Fund's independent accountants. The report is contained in the Fund's Statement of Additional Information and is available from the Fund. The Financial Statements contained in the Fund's 1995 Annual Report to Shareholders are incorporated herein by reference and may be obtained, without charge, by writing or calling the Fund.



                                                MONEY MARKET FUND                          TAX-EXEMPT FUND
                                         --------------------------------         ---------------------------------
                                           YEAR        YEAR      PERIOD             YEAR        YEAR       PERIOD
                                          ENDED       ENDED       ENDED            ENDED       ENDED        ENDED
                                         10/31/95    10/31/94   10/31/93*         10/31/95    10/31/94    10/31/93*
                                         --------    --------   ---------         --------    --------    ---------
SELECTED PER SHARE DATA
Net asset value, beginning of period...  $  1.00      $ 1.00     $  1.00          $  9.87     $ 10.78      $ 10.00
Income From Investment Operations
  Net investment income(c).............     0.06        0.04        0.03             0.48        0.46         0.44
  Net realized and unrealized gains
    (losses) on investments............       --          --          --             0.60       (0.91)        0.78
                                         -------      ------      ------          -------     -------      -------
      Total from investment
         operations....................     0.06        0.04        0.03             1.08       (0.45)        1.22
                                         -------      ------      ------          -------     -------      -------
Less Distributions From
  Net investment income................    (0.06)      (0.04)      (0.03)           (0.48)      (0.46)       (0.44)
  Net realized gain on
    investments(f).....................       --          --          --            (0.06)         --           --
                                         -------      ------      ------          -------     -------      -------
      Total distributions to
         shareholders..................    (0.06)      (0.04)      (0.03)           (0.54)      (0.46)       (0.44)
                                         -------      ------      ------          -------     -------      -------
Net increase (decrease) in net asset
  value................................       --          --          --             0.54       (0.91)        0.78
                                         -------      ------      ------          -------     -------      -------
Net asset value, end of period.........  $  1.00      $ 1.00     $  1.00          $ 10.41     $  9.87      $ 10.78
                                         =======      ======      ======          =======     =======      =======
TOTAL RETURN(A)(B).....................     5.87%       3.94%       3.25%           11.32%      (4.27)%      12.82%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands)...........................  $24,098      $9,102     $ 4,115          $21,709     $29,464      $29,890
Ratio of net expenses to average net
  assets(b)(d).........................     0.31%       0.00%       0.00%            0.88%       0.90%        0.88%
Ratio of net investment income to
  average net assets(b)(d).............     5.71%       4.00%       3.15%            4.64%       4.46%        4.38%
Portfolio turnover rate................       --          --          --            79.18%      41.74%        0.00%
RATIO INFORMATION ASSUMING NO EXPENSE
  REIMBURSEMENT OR OFFSET
Ratio of expenses to average net
  assets(b)(e).........................     1.69%       3.19%       5.35%            1.54%       1.22%        1.07%
Ratio of net investment income to
  average net assets(b)(e).............     4.33%       0.81%      (2.20)%           3.98%       4.14%        4.19%


-------------------------

 *  From commencement of operations on November 12, 1992.



(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period.



(b) The amounts for the period ended October 31, 1993 have been annualized.



(c) For the year ended October 31, 1995, less than $.01 per share of investment income in the Tax-Exempt Fund is subject to federal taxes. In prior years, no investment income in the Tax-Exempt Fund was subject to federal taxes.



(d) Computed after giving effect to the Adviser's expense reimbursement, and after fees paid indirectly for the year ended October 31, 1995.



  The accompanying notes to financial statements are an integral part of these statements.

               INCOME FUND                           GROWTH FUND                        TOTAL RETURN FUND
    ---------------------------------     ---------------------------------     ---------------------------------
      YEAR        YEAR       PERIOD         YEAR        YEAR       PERIOD         YEAR        YEAR       PERIOD
     ENDED       ENDED        ENDED        ENDED       ENDED        ENDED        ENDED       ENDED        ENDED
    10/31/95    10/31/94    10/31/93*     10/31/95    10/31/94    10/31/93*     10/31/95    10/31/94    10/31/93*
    --------    --------    ---------     --------    --------    ---------     --------    --------    ---------
    $  9.49     $ 10.80      $ 10.00      $ 11.38     $ 11.24      $ 10.00      $ 10.75     $ 11.48      $ 10.00
       0.60        0.57         0.57         0.42        0.25         0.23         0.53        0.40         0.43
       0.61       (1.24)        0.80         2.43        0.13         1.05         1.82       (0.33)        1.11
    --------    -------     ---------     --------    --------    ---------     --------    -------     ---------
       1.21       (0.67)        1.37         2.85        0.38         1.28         2.35        0.07         1.54
    --------    -------     ---------     --------    --------    ---------     --------    -------     ---------
      (0.60)      (0.57)       (0.57)       (0.26)      (0.24)       (0.04)       (0.41)      (0.44)       (0.06)
         --       (0.07)          --        (0.06)         --           --        (0.01)      (0.36)          --
    -------     -------     ---------     -------     -------     ---------     -------     -------     ---------
      (0.60)      (0.64)       (0.57)       (0.32)      (0.24)       (0.04)       (0.42)      (0.80)       (0.06)
    -------     -------     ---------     -------     -------     ---------     -------     -------     ---------
       0.61       (1.31)        0.80         2.53        0.14         1.24         1.93       (0.73)        1.48
    -------     -------     ---------     -------     -------     ---------     -------     -------     ---------
    $ 10.10     $  9.49      $ 10.80      $ 13.91     $ 11.38      $ 11.24      $ 12.68     $ 10.75      $ 11.48
    =======     =======     =========     =======     =======     =========     =======     =======     =========
      13.13%      (6.42)%      14.50%       25.83%       3.46%       13.19%       22.72%       0.63%       15.92%
    $22,105     $29,439      $30,331      $13,544     $34,968      $31,719      $23,650     $35,814      $32,418
       0.97%       0.97%        0.99%        0.23%       0.46%        0.49%        1.16%       1.16%        1.18%
       6.01%       5.68%        5.66%        2.60%       2.32%        2.27%        4.22%       3.82%        4.26%
     100.91%     141.95%       31.49%        9.10%       2.83%        0.53%       90.23%      50.29%       56.86%
       1.66%       1.30%        1.18%        1.57%       0.96%        0.85%        1.79%       1.35%        1.27%
       5.32%       5.35%        5.47%        1.26%       1.83%        1.91%        3.59%       3.63%        4.17%


-------------------------

(e) For the year ended October 31, 1995, the manner in which total expenses are calculated changed to exclude expense offsets for custodian fees (i.e., fees paid indirectly).



(f) For the year ended October 31, 1995, all capital gain distributions were from long-term capital gains, which are taxed as capital gains to the shareholder. For the year ended October 31, 1994, all capital gain distributions were from short-term capital gains, which are taxed as ordinary income to the shareholder.

--------------------------------------------------------------------------------
                               HOW THE FUNDS WORK
--------------------------------------------------------------------------------

     The Funds are designed to provide long-term investors with professional management of their assets. There are currently five Funds, each of which represents a separate investment portfolio that pursues a separate investment objective. As investors change their investment outlook or objectives, they can exchange their holdings among the Funds. THERE IS NO ASSURANCE THAT A FUND'S OBJECTIVE WILL BE ACHIEVED.

INVESTMENT OBJECTIVES

     JACKSON NATIONAL MONEY MARKET FUND (the "Money Market Fund") -- seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. The Money Market Fund pursues this objective by investing in high quality, short-term money market instruments.

     JACKSON NATIONAL TAX-EXEMPT FUND (the "Tax-Exempt Fund") -- seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital. The Tax-Exempt Fund pursues this objective by investing in a diversified portfolio of municipal obligations, the interest from which is exempt from federal income taxes.

     JACKSON NATIONAL INCOME FUND (the "Income Fund") -- seeks as high a level of current income as is consistent with preservation of capital. The Income Fund pursues this objective by investing primarily in investment-grade debt securities.


     JACKSON NATIONAL GROWTH FUND (the "Growth Fund") -- seeks to replicate the aggregate price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The Growth Fund pursues this objective by investing in a portfolio that nearly replicates the investments in the S&P 500 Index.


     JACKSON NATIONAL TOTAL RETURN FUND (the "Total Return Fund") -- seeks as high a level of total return, which is a combination of income and capital appreciation, as is consistent with reasonable risk. The Total Return Fund pursues this objective by investing in stocks, bonds and money market instruments.

     In addition to the investment objectives and investment policies set forth above, each Fund has adopted certain investment restrictions which are presented in the Statement of Additional Information (the "SAI"). The investment objective, as well as any investment policies and investment restrictions specifically designated as fundamental, cannot be changed without approval by holders of a majority of the Fund's outstanding voting shares as defined in the Investment Company Act of 1940 ("1940 Act"). All investment policies or restrictions of a Fund that are not specifically designated as fundamental may be changed by the Board of Trustees of the Fund without shareholder approval.

INVESTMENT RISKS

     There are risks inherent in any investment. The Funds are subject to varying degrees of market risk, financial risk, and in some cases, prepayment risk.

     Market risk is the potential for fluctuations in the price of the security because of market factors. For equity securities, market risk is the possibility of change in price caused by stock market price changes; for debt securities, market risk is the possibility that the price will fall because of changing interest rates. In general, debt securities' prices vary inversely with changes in interest rates. If interest rates rise, bond prices fall; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter-maturity bonds.

     Financial risk is based on the financial situation of the issuer. For equity securities, financial risk is the possibility that the price of the security will fall because of poor earnings performance by the issuer. For debt securities, financial risk is the possibility that a bond issuer will fail to make timely payments of interest or principal to a Fund. The financial risk of a Fund depends on the credit quality of its underlying securities. In general, the lower the credit quality of a Fund's securities, the higher a Fund's yield, all other factors such as maturity being equal.

     Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid (or "called") prior to its expected maturity date. If during periods of falling interest rates a debt security with a high stated interest rate is called away, the unanticipated proceeds would likely be invested at lower interest rates, and the Fund's income may decline. Call provisions are most common for intermediate and long-term municipal, corporate and mortgage-backed securities. To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited, and may even result in losses.

     The market value of U.S. Government securities is not guaranteed and will fluctuate. In addition, U.S. Government securities involve various degrees of government backing. Although investments in U.S. Government securities provide substantial protection against financial risk, they do not protect investors against price changes due to market risk. Obligations issued by the U.S. Treasury and some obligations issued or guaranteed by U.S. Governmental agencies or instrumentalities are backed by the full faith and credit of the United States, such as Treasury bills, notes and bonds and modified pass-through certificates issued by the Government National Mortgage Association; while others are backed exclusively by the agency or instrumentality with limited rights of the issuer to borrow from the U.S. Treasury (such as obligations of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation), and others are backed only by the credit of the issuer itself (such as obligations of the Student Loan Marketing Association). There is no guarantee that the U.S. Government will provide support to such agencies.

     Because of market risks, you should anticipate that the share prices of the Funds will fluctuate. The one exception is the Money Market Fund which, although it cannot be guaranteed, is expected to maintain a stable price of $1.00.

     The following is a brief summary of the relative differences in the level of risks associated with each Fund. For a full understanding of the risks involved with each Fund, the complete description of each Fund should be read.

     THE MONEY MARKET FUND should entail the smallest degree of market and financial risks because of the short term and high quality nature of the debt investments held in the portfolio.

     THE TAX-EXEMPT FUND and the INCOME FUND should be subject to moderate to high levels of market risk and low to moderate levels of financial risk. The level of market risk for each Fund will vary depending on the maturities of the underlying securities of each.

     THE GROWTH FUND is subject to greater market risks than portfolios investing solely in debt instruments. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Although common stocks, as measured by the S&P 500 Index from 1935 to 1994, provided an average annual total return (capital appreciation plus dividend income) of +10.91%, stock returns are quite volatile from year to year (best year +52.12%, worst year -34.73%). Therefore, the Growth Fund may be subject to sudden, sometimes substantial, fluctuations in value. Because the Growth Fund invests in selected securities included within the S&P 500 Index, which emphasizes large-capitalization stocks, it is less subject to market and financial risks than portfolios invested primarily in small to medium capitalization stocks.

     THE TOTAL RETURN FUND is subject to the greatest degree of market and financial risks. The Total Return Fund's investment policies permit total investment in stocks or total investment in debt instruments that are primarily investment grade, but which may include a percentage of non-investment grade debt instruments.

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                 HOW EACH FUND PURSUES ITS INVESTMENT OBJECTIVE
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MONEY MARKET FUND

     The Money Market Fund invests exclusively in high quality money market instruments. These instruments are considered to be among the safest investments available because of their short maturities, liquidity and high quality ratings. The Money Market Fund seeks to maintain a net asset value of $1.00 per share. Nevertheless, there is no guarantee that the objective of the Money Market Fund will be achieved or that the net asset value of $1.00 per share will be maintained.

     The Money Market Fund will invest exclusively in the following types of high quality, U.S. dollar denominated money market instruments that mature in 397 days or less:

     - Obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities.

     - Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. banks and savings banks that are members of the Federal Deposit Insurance Corporation, including their foreign branches and foreign subsidiaries, and issued by domestic and foreign branches of foreign banks.

     - Corporate obligations, including commercial paper, of domestic and foreign issuers.

     - Obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities.

     - Repurchase agreements on obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     A more complete description of the types of investments made by the Money Market Fund is found in Appendix A of the Prospectus. See also "More Information About Certain Investments, Practices and Risk Considerations."

     Investments are managed to meet the quality and diversification requirements of the 1940 Act. Under Rule 2a-7 under the 1940 Act, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less and may only purchase U.S. dollar denominated instruments that are determined to present minimal credit risks and that at the time of acquisition are rated in the top two rating categories by the required number of nationally recognized statistical rating organizations ("Rating Agencies") (at least two or, if only one Rating Agency has rated the security, that one agency) or, if unrated, are deemed comparable in quality. Determination of credit risks and quality will be made by the sub-investment adviser in accordance with procedures adopted by the Funds' Board of Trustees. The diversification requirements of Rule 2a-7 provide generally that the Money Market Fund may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer or invest more than 5% of its assets in securities that have not been rated in the highest category by the required number of Rating Agencies or, if unrated, have not been deemed comparable, except U.S. Government securities and repurchase agreements on such securities. For example, the highest rating categories by Standard & Poor's Corporation ("S&P") and Moody's Investors Services, Inc. ("Moody's") are A-1 and P-1, respectively. A more complete description of the rating categories is set forth under Appendix A in the SAI.

     The Money Market Fund will not invest more than 25% of its total assets in any one industry, except that the Money Market Fund may invest more than 25% of its total assets in the domestic banking industry, which would cause the Fund to be more exposed to the risks of such industry. (See the SAI for a discussion of such risks.) Bank obligations held by the Money Market Fund do not benefit materially from insurance from the Federal Deposit

Insurance Corporation. The 25% limitation does not apply to U.S. Government securities, including obligations issued or guaranteed by its agencies or instrumentalities.

TAX-EXEMPT FUND

     The Tax-Exempt Fund will invest in a diversified portfolio of Municipal Obligations. As a fundamental policy, under normal conditions, at least 80% of the Tax-Exempt Fund's net assets will be invested in tax-exempt securities. The Tax-Exempt Fund may, on a temporary basis or for defensive purposes, hold and invest up to 20% of its assets in cash and in taxable investments with the remaining maturities of one year or less.

     Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes.

     General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

     Municipal Obligations include municipal lease/purchase agreements that are similar to installment purchase contracts for property or equipment issued by municipalities. These obligations typically are not fully backed by the municipality's credit and their interest may become taxable if the lease is assigned. If the governmental user does not appropriate sufficient funds for the following year's lease payments, the lease will terminate, with the possibility of default on the lease obligations and significant loss to the Tax-Exempt Fund. Municipal lease/purchase agreements will be considered illiquid investments except where they are determined to be liquid by the sub-investment adviser in accordance with procedures established by the Board of Trustees. The Tax-Exempt Fund may also invest in resource recovery bonds, which may be general obligations of the issuing municipality or supported by corporate or bank guarantees. The viability of the resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

     The Tax-Exempt Fund may also invest in zero-coupon securities and pay-in-kind bonds. In addition, the Tax-Exempt Fund may purchase securities on a when-issued basis and purchase or sell securities on a delayed delivery basis. See "More Information About Certain Investments, Practices and Risk Considerations." Municipal Obligations bear fixed, floating or variable rates of interest.

     The Tax-Exempt Fund will invest all its assets in investment grade Municipal Obligations, at least 90% of which will be rated investment grade by a Rating Agency. Investment grade is defined as a rating equivalent to or higher than BBB- by S&P or Baa3 by Moody's. Up to 10% of total assets may be invested in unrated Municipal Obligations determined by the sub-investment adviser to be of equivalent or higher quality.

     Like higher rated securities, securities rated in the BBB or Baa categories are considered to have adequate capacity to pay principal and interest, although they have a weakened capacity to make principal and interest payments than is the case with higher rated securities and they may have fewer protective provisions than higher rated securities, and thus may be adversely affected by severe economic circumstances and are considered to have some speculative characteristics. See Appendix A in the SAI for a complete description of ratings. Rating standards are applied at the time an investment is made. If an instrument is subsequently downgraded, or if the sub-investment adviser determines that its quality has declined, the sub-investment adviser will determine whether the investment should be sold.

     The Tax-Exempt Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, the Tax-Exempt Fund may be subject to greater risk as compared to a fund that does not follow this practice.

INCOME FUND

     The Income Fund invests in the following types of investment grade securities:

     - U.S. dollar denominated long-term debt securities of domestic or foreign issuers, such as notes, bonds and debentures.

     - Obligations of or guaranteed by the United States Government, its agencies or instrumentalities.

     - Mortgage-Backed Securities, including securities issued by U.S. Government agencies and instrumentalities and non-government entities such as banks, mortgage lenders, or other financial institutions.

     - Asset-Backed Securities.

     - U.S. dollar denominated short-term debt securities (money market instruments) of domestic or foreign issuers.

     - Convertible debt securities, convertible preferred stocks and non-convertible preferred stocks.

     In addition, the Income Fund may purchase zero coupon securities and pay-in-kind bonds; may purchase securities on a when-issued basis and may purchase or sell securities on a delayed delivery basis; may invest in repurchase agreements; and may lend portfolio securities. More information about the Fund's investments is contained under "More Information About Certain Investments, Practices and Risk Considerations."

     At least 90% of the Income Fund's total assets will be invested in corporate debt, mortgage-backed and asset-backed securities rated investment grade and U.S. Government securities, including repurchase agreements thereon. Investment grade is defined as a rating equivalent to or higher than BBB- by S&P or Baa3 by Moody's for corporate debt and A-2 by S&P or P-2 by Moody's for commercial paper. No more than 30% of the Income Fund's total assets will consist of investment grade securities rated below A- or A3. Up to 10% of the Income Fund's total assets may be invested in unrated securities deemed by the investment adviser to be of investment grade.

     Securities rated in the BBB or equivalent categories by a Rating Agency are considered to have adequate capacity to pay principal and interest, although they have a weakened capacity to make principal and interest payments than is the case with higher rated securities and they may have fewer protective provisions than higher rated securities and thus may be adversely affected by severe economic circumstances and are considered to have some speculative characteristics. Rating standards are applied as of the time an investment is made. If an instrument is subsequently downgraded, or if the sub-investment adviser determines that its quality has declined, the sub-investment adviser will determine whether the investment should be sold. A more complete description of the rating categories is set forth under Appendix A in the SAI.

GROWTH FUND


     The Growth Fund uses an indexing investment approach, whereby the Fund invests in a portfolio that nearly replicates the investments in the S&P 500(R)* Index. The Growth Fund is unlike the typical equity mutual fund, which engages in "active" investment management based on economic, financial and market analysis in an attempt to "beat" such market averages with often unpredictable results. Instead, the Growth Fund seeks to "match" the S&P 500 Index and, thus, is expected to provide a highly predictable return relative to that benchmark.


     The S&P 500 Index emphasizes large-capitalization stocks. The 500 stocks included in the Index are selected by Standard and Poor's Corporation on a statistical basis and not on the basis that the stock is believed to be an attractive investment. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market value. Because of the market-value weighting, the 50 largest companies in the S&P Index currently account for approximately 50% of the Index.


     In order to reduce transaction costs, the Growth Fund will invest in a representative sample of the stocks included in the S&P 500 Index, selected to have aggregate investment characteristics similar to those of the S&P 500 Index. Over time, the correlation between the Growth Fund and the S&P 500 Index is expected to be 0.95 or greater. A correlation of 1.00 would indicate perfect correlation.


     Although the Growth Fund is designed to replicate the performance of the S&P 500 Index, the Growth Fund has expenses and costs associated with it, such as transactional costs, investment advisory fees and custodial costs, that do not affect the S&P 500 Index. Therefore, performance of the Growth Fund is expected to be lower than that of the S&P 500 Index.

     Although the Growth Fund may invest in money market instruments as cash reserves, it intends to remain fully exposed to the S&P 500 Index through investments in stock index futures contracts and options on stock index futures and stock indices. Cash reserves and aggregate obligations underlying futures contracts and options are each normally expected to represent less than 5% of the portfolio assets. See "More Information About Certain Investments." The Growth Fund will not invest in cash reserves, futures contracts or options as a part of a temporary defensive strategy, such as lowering the portfolio's investment in common stock to protect against potential stock market declines.

TOTAL RETURN FUND

     The Total Return Fund invests in common and preferred stocks, securities convertible into common stocks and warrants (Equity Class), bonds and other debt securities (Income Class) and money market instruments (Money Market Class). The Total Return Fund may invest in any one or a combination of these classes of investments, in any proportion.

     The Equity Class includes domestic equity securities of all types (other than adjustable rate preferred stocks, which are included in the Income Class). The sub-investment adviser seeks to maximize total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that it believes to have superior return potential. Securities in the Equity Class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, securities of closed-end investment companies, and other equity securities issued by companies of any size.

     Permissible Income Class investments include all varieties of domestic fixed-income securities with maturities greater than one year. The sub-investment adviser seeks to maximize total returns within the Income Class by adjusting the Fund's investments in

---------------

* The S&P 500(R) is a servicemark of Standard & Poor's
  Corporation and has been licensed for use by Jackson National Capital Management Funds. Jackson National Capital Management Funds' Growth Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation and Standard & Poor's Corporation makes no representation regarding the advisability of investing in the Growth Fund.

securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class include all investments permitted for the Income Fund. In addition, the Fund may also invest in lower quality, high-yielding debt securities (commonly referred to as "junk bonds"). The Fund currently intends to limit its investments in these securities to securities rated or determined by the sub-investment adviser to be of equivalent or higher quality than B- by S&P or B3 by Moody's and to no more than 20% of its assets. Rating standards are applied as of the time an investment is made. If an instrument is subsequently downgraded, or if the sub-investment adviser determines that its quality has declined, the sub-investment adviser will determine whether the investment should be sold. See "High Yield Bonds" under "More Information About Certain Investments, Practices and Risk Considerations." More information about rating categories is set forth under Appendix A in the SAI.

     The Money Market Class includes all types of money market instruments with remaining maturities of one year or less permitted for the Money Market Fund. The sub-investment adviser will seek to maximize total return within the Money Market Class by taking advantage of yield differentials between different instruments and issuers. See "Money Market Fund."

     The Total Return Fund may also purchase and sell options on securities and stock indices and may purchase and sell financial futures contracts and options on financial futures contracts, lend portfolio securities, enter into repurchase agreements, and purchase securities on a when-issued basis and purchase or sell securities on a delayed delivery basis. See "More Information About Certain Investments, Practices and Risk Considerations."

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                  MORE INFORMATION ABOUT CERTAIN INVESTMENTS,
                       PRACTICES AND RISK CONSIDERATIONS
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MORTGAGE-BACKED SECURITIES

     The Income and Total Return Funds may invest in various types of mortgage-backed securities. Mortgage-backed securities may be issued or created by government entities and non-government entities such as banks, mortgage lenders, or other financial institutions. The dominant issuers or guarantors of mortgage-backed securities today are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-backed securities include mortgage pass-through securities, mortgage-backed bonds, and mortgage pay-through securities. A mortgage pass-through security, such as a GNMA Certificate, is a pro-rata interest in a pool of mortgages where a cash flow generated from the mortgage collateral is passed through to the security holder. Mortgage-backed bonds are general obligations of their issuers, payable out of the issuers' general funds and additionally secured by a first lien on a pool of mortgages. Mortgage pay-through securities, such as Collateralized Mortgage Obligations ("CMOs"), exhibit characteristics of both pass-throughs and mortgage-backed bonds. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and a Fund may invest in them, subject to any necessary prospectus disclosure, if the sub-investment adviser determines that they are consistent with a Fund's investment objective and policies.

     The value of mortgage-backed securities may change due to changes in the market's perception of issuers. In addition, the mortgage securities market in general may be adversely affected by regulatory or tax changes. Non-government mortgage-backed securities may offer a higher yield than those issued by government entities but also may be subject to greater risk than government securities.

     Mortgage-backed securities are subject to prepayment (or call) risk. (See "Investment Risks.") When prepayment occurs, unscheduled or early payments are made on the underlying mortgages, which may shorten the effective maturities of these securities and may lower their total returns. The returns of mortgage-backed securities are dependent upon their actual prepayment experience.

     CMOs are pay-through securities collateralized by mortgages or mortgage-backed securities. Interest and principal on a CMO are paid, in most cases, monthly. CMOs are issued in classes and series that have different maturities and often are retired in sequence. Real Estate Mortgage Investment Conduits ("REMICs") are CMOs that qualify for special tax treatment under the Internal Revenue Code ("Code") and invest in mortgages principally secured by interests in real property and other investments permitted under the Code. No Fund will invest in residual interests in REMICs.


     Stripped mortgage-backed securities are created when the principal and interest payments of a mortgage-backed security are separated by a U.S. Government agency or a financial institution. The holder of the "principal-only" security receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security receives interest payments from the same underlying security. The Funds currently intend to treat stripped non-government mortgage-backed securities as illiquid and subject to the 10% limitation on illiquid securities. The prices of stripped mortgage-backed securities can be significantly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which in turn tends to reduce prices of "interest-only" securities and increase prices of "principal-only" securities. Rising interest rates can have the opposite effect.


ASSET-BACKED SECURITIES

     The Income and Total Return Funds may invest in asset-backed securities, which represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. Asset-backed securities present certain risks that are not presented by mortgage-backed obligations. Primarily, these obligations do not have the benefit of the same security interest in the related collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Other types of asset-backed obligations, such as Certificates for Automobile ReceivablesSM, may entail problems with recovery of the collateral. Therefore, there is the possibility that the collateral may not, in some cases, be available to support payments on these obligations.

HIGH YIELD BONDS

     The Total Return Fund may invest up to 20% of its assets in fixed income securities that are in the lower rating categories of Rating Agencies or are non-rated. These lower-rated and non-rated fixed income securities, commonly known as "junk bonds," are considered as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The market values of such securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which are affected primarily by fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic conditions than are higher rated securities, and certain securities may be subject to call risk (see "Investment Risks"). The

Total Return Fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market prices of the securities and may also make it difficult for the Total Return Fund to obtain accurate market quotations for purposes of valuing these assets.

ZERO-COUPON SECURITIES

     The Tax-Exempt, Income and Total Return Funds may invest in zero coupon securities and pay-in-kind bonds. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. Pay-in-kind bonds pay interest through the issuance of additional bonds. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently having similar maturities and credit quality. Zero coupon and pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, a Fund may realize a complete loss on its investment.

     For Funds other than the Tax-Exempt Fund, current federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a registered investment company and avoid liability for federal income and excise taxes, a Fund (other than the Tax-Exempt Fund with regard to its investments in Municipal Obligations) will be required to distribute income accrued with respect to these securities and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

FUTURES AND OPTIONS

     To a limited extent, the Total Return Fund may purchase options on securities and may sell covered call and secured put options on securities; the Total Return and Growth Funds also may purchase and sell options on securities indices. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security or other asset at the exercise price during the option period.

     To a limited extent, the Growth and Total Return Funds may also purchase and sell stock index futures contracts and options thereon. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price.

     Options and futures contracts may be used for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, to seek higher investment returns when a futures contract is priced more attractively than the underlying security or index, or as an attempt to hedge against market risks. A Fund may not use futures contracts or options to leverage its assets or for speculation. Further, a Fund may enter into futures contracts only to the extent that not more than 5% of a Fund's total assets are required as initial margin; in addition, a Fund may enter into futures contracts and options only to the extent that obligations underlying such contracts or options represent not more than 20% of the Fund's total assets.

     The primary risks associated with the use of futures contracts and options are: (i) gains and losses on investments in futures and options depend on the investment adviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors and there is an imperfect correlation between the change in market value of the stocks held by a Fund and the prices of futures contracts and options; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position when desired; (iii) loss from investing in futures is not limited to the amount invested in the contract; and (iv) an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid.

     The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Fund's underlying securities. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

FOREIGN SECURITIES

     Although the Money Market, Income and Total Return Funds will invest primarily in securities of domestic entities, such Funds have the discretion to invest a portion of their assets in foreign securities, including foreign securities traded principally in securities markets outside the United States, but only to the extent that the foreign securities are denominated in U.S. dollars. Accordingly, the Funds are not subject to currency risks.

     Foreign securities may be subject to risks not applicable to domestic securities. Foreign securities may be subject to government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved and the difficulty of predicting international trade patterns. The prices of such securities may be more volatile than those of domestic securities. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments that could affect investment in these countries. To the extent the Funds purchase foreign securities, consideration will be given to their marketability and to regulations imposed by the domicile country of the foreign issuer.

PORTFOLIO TURNOVER AND BORROWINGS


     Although the Funds will not normally engage in the trading of securities for the purpose of realizing short-term profits, the Funds will adjust their portfolios as considered advisable in view of prevailing or anticipated market conditions. Portfolio turnover rates for each Fund will vary. Higher portfolio turnover may result in higher transactions costs for a Fund and may result in the realization of greater net short-term capital gains. For federal income tax purposes, less than 30% of the annual gross income of a Fund may be derived from the sale or disposition of securities and certain other investments held by a Fund for less than three months.


     Each Fund may borrow money from banks only for temporary or emergency purposes in an aggregate amount not exceeding one-third of the value of its total assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     The Funds, other than the Growth Fund, may purchase newly-issued securities appropriate for its portfolio on a "when-issued" basis and may purchase or sell securities appropriate for its portfolio on a "delayed delivery" basis. These transactions involve a commitment by the portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the Funds to lock in an attractive purchase price or yield on a security a Fund intends to purchase or an attractive sale price on a security a Fund intends to sell. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase or sale and settlement, no payment is made or received by the Fund and, for delayed delivery purchases, no interest accrues to the Fund. However, during this period the market value of the security may increase or decrease so that the market value of the security at the time of payment may be greater or less than the purchase price. Because the Fund is required to set aside cash or liquid high grade debt securities at least equal in value to its commitments to purchase when-issued or delayed delivery securities, the sub-investment adviser's ability to manage the portfolio assets is affected by such commitments. The Funds will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but reserves the right to sell them before the settlement date if deemed advisable.

LENDING PORTFOLIO SECURITIES

     The Funds, other than the Tax-Exempt Fund, may from time to time lend securities. Securities may be lent to brokers, dealers and financial institutions, provided that: (1) the loan is continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned plus accrued interest; (2) the Fund may at any time call the loan and regain the securities loaned; and (3) the sub-investment adviser has reviewed the creditworthiness of the borrower and has found it satisfactory. The Fund will receive from the borrower amounts equal to the interest paid on the securities loaned, and will also earn income for having made the loan. Any cash collateral will be invested in short-term securities, the income from which will increase the return to the portfolio. The risks associated with lending portfolio securities are similar to those of entering into repurchase agreements. See "Repurchase Agreements."

REPURCHASE AGREEMENTS

     The Funds, other than the Tax-Exempt Fund, may invest in or enter into repurchase agreements. Repurchase agreements are instruments under which the Fund acquires ownership of a security and the seller, who usually is a broker-dealer or a bank, agrees to repurchase the security at a mutually agreed upon date and price. A repurchase agreement may be considered a loan collateralized by securities. The repurchase agreement serves to fix the yield of the security during the Fund's holding period. The maturity of a security subject to repurchase may exceed one year. The value of the security subject to repurchase is marked to market daily. If the value of the underlying security declines, the seller would be required to provide the Fund with cash or additional securities so that the aggregate value of the underlying collateral is at least equal to the repurchase price.

     The Funds currently intend to enter into repurchase agreements only with member banks of the Federal Reserve System, or with registered broker-dealers. In all cases, the sub-investment adviser must be satisfied with the creditworthiness of the seller before entering into a repurchase agreement. In the event of the bankruptcy or other default of the seller of a repurchase agreement, the Fund could incur expenses and delays enforcing its rights under the agreement and experience a decline in the value of the underlying securities and loss of income.

     Repurchase agreements maturing in more than 7 days are considered illiquid, and together with any other securities that are considered to be illiquid, will not exceed 10% of the net assets of a Fund.

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                                  PERFORMANCE
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     A Fund's performance may be quoted in advertising in terms of yield or total return. Both types of performance are based on historical results and are not intended to indicate future performance. Yields are calculated according to accounting methods that are standardized. Because yield accounting methods differ from the methods used for financial reporting and tax accounting purposes, the Fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the Fund's financial statements.

     Yield is a way of showing the rate of income the Fund earns on its investments as a percentage of its share price. From time to time, the Funds other than the Growth Fund may advertise yield figures. To calculate yield, a Fund other than the Money Market Fund takes the net investment income per share earned from its portfolio of investments for a specific one month or 30-day period and expresses the result as an annualized percentage rate based on the Fund's maximum offering price at the end of the period. Yield is an annualized percentage, which means that it is assumed that a Fund generates the same level of investment income over a one year period.

     The Money Market Fund calculates yield based on the net investment income per share earned for a specific 7-day period and expresses the result as an annualized percentage rate based on the Fund's offering price, which is not subject to any sales charge, at the beginning of the period (expected to remain stable at $1.00). In addition, the Money Market fund may advertise an effective yield, which is calculated similarly, but the net investment earned is assumed to be compounded weekly when annualized. The effective yield will be slightly higher.

     Total returns are based on the overall dollar or percentage change in value of a hypothetical investment in a Fund and assume all of the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's returns, you should recognize that they are not the same as actual year-by-year results.

     The Tax-Exempt Fund may also quote tax equivalent yields, which show the taxable yields an investor would have to earn before taxes to equal the Funds' tax-exempt yields. A tax equivalent yield is calculated by dividing the Fund's tax-exempt yield by the result of one minus a stated federal tax rate.

     The performance of the Funds may be compared to the performance of other mutual funds or mutual fund indices with similar objectives and policies as reported by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA") or Donoghue's Money Fund Report. Lipper and CDA performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges. The Funds' performance may also be compared to that of the Consumer Price Index or various unmanaged stock and bond indices including, but not limited to, Salomon Brothers High Grade Corporate Bond Index, the Lehman Brothers Government/ Corporate Bond Index, Lehman Brothers Municipal Bond Index, Lehman Brothers Aggregate Bond Index, the Salomon Brothers Long-Term High Yield Index, the Merrill Lynch Government/Corporate Master Index and the Standard & Poor's 500 Composite Stock Price Index.

     From time to time, a Fund also may quote information from publications including, but not limited to, the following: Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, The New York Times, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indices of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit and other bank products, money market funds and U.S. Treasury obligations. Certain of these alternative investments may offer fixed rates of return and guaranteed principal, and may be insured. Economic indicators may include, without limitation, indicators of market rate trends and cost of funds, such as Federal Home Loan Bank Board 11th District Cost of Funds Index (COFI).

     Each Fund's shares are sold at net asset value plus a maximum sales charge of 4.75% of the offering price (0% for the Money Market Fund). While the maximum sales charge is normally reflected in the Fund's performance figures, certain total return calculations may not include such charge and those results would be reduced if it were included. Each Fund's returns will fluctuate. Shares of a Fund are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Additional information concerning each Fund's performance appears in the SAI, and in the Fund's Annual Report to Shareholders which may be obtained, without charge, by writing or calling the Fund.

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                            MANAGEMENT OF THE FUNDS
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     The officers of the Fund, along with the investment adviser and sub-investment adviser, manage the day-to-day operations of each Fund, subject to the supervision of the Board of Trustees. The Board sets broad policies for each Fund and chooses the Fund's officers and the companies that provide the Fund with services.

     Jackson National Financial Services, Inc. ("JNFSI"), 5901 Executive Drive, Lansing, Michigan 48911, is the investment adviser of each Fund and provides each Fund with professional investment supervision and management. JNFSI is a wholly-owned subsidiary of Jackson National Life Insurance Company, which is in turn wholly-owned by Prudential Corporation plc, the largest life insurance company in the United Kingdom.


     JNFSI has entered into a sub-investment advisory agreement with PPM America, Inc. ("PPM America"), an affiliate of JNFSI, to provide investment advice for the assets of each of the Funds. PPM America, 225 West Wacker Drive, Chicago, Illinois 60606, is a wholly-owned subsidiary of Prudential Portfolio Managers Ltd., ("PPM Ltd.") an investment management company engaged in global money management, which is in turn wholly-owned by Prudential Corporation plc. PPM Ltd. and its subsidiaries manages over $120 billion in various currencies and markets.



     Since November of 1992, JNFSI has served as investment adviser, and PPM America has served as sub-investment adviser, to the Fund. PPM America currently manages over $24 billion of Jackson National Life Insurance Company assets. Additionally, PPM America manages assets of over $4.2 billion for other affiliated companies and over $900 million for non-affiliated entities.



     For managing its investments and business affairs, the Management Agreement provides for the payment by the Funds to JNFSI of an investment management fee, payable monthly, based on the following annual percentage of average daily net assets in each Fund: Money Market Fund 0.50%; Tax Exempt Fund 0.50%; Income Fund 0.60%; Growth Fund 0.25%; and Total Return Fund 0.70%.


     JNFSI pays PPM America a sub-investment advisory fee, payable monthly, based on the following annual percentages of average daily net assets of each
Fund: Money Market Fund 0.035%; Tax-Exempt Fund 0.035%; Income Fund 0.035%; Growth Fund 0.035%; and Total Return Fund 0.035%.

     In its capacity as sub-investment adviser, PPM America supervises and manages the investment portfolios of the Funds and directs the purchase and sale of its investment securities. PPM America utilizes teams of investment professionals acting together to manage the assets of the Funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Funds' investment objectives.

     Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, P.O. Box 419102, Kansas City, Missouri 64141-6102, serves as the Fund's Transfer and Dividend Paying Agent ("Transfer Agent") and Custodian. IFTC maintains the Fund's shareholder records and assets and performs certain accounting services for the Fund.

     JNFSI acts as agent of the Fund in the sale of its shares. JNFSI receives no compensation from the Fund as principal underwriter and pays all expenses of distribution of the Fund's shares under the underwriting agreement not otherwise paid by dealers or other financial services firms. As indicated under "How to Buy Shares," JNFSI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Fund's shares.

     Effective June 1, 1994, JNFSI provides information and administrative services ("administrative services") for shareholders of the Fund pursuant to an Administrative Services Agreement. Such administrative services may include, but are not limited to, maintaining shareholder accounts and records, answering routine inquiries regarding the Fund and its features, assisting shareholders with shareholder transactions, processing purchase and redemption transactions, assisting shareholders in changing dividend and investment options, account designations and addresses, and such other services as the Fund may reasonably request. JNFSI may enter into related agreements with various financial service firms, such as broker-dealers or banks, for the provisions of such administrative services for their clients or customers who are shareholders of the Fund. For services under the Administrative Services Agreement, each Portfolio other than the Money Market Fund pays JNFSI a fee, payable monthly at the annual rate of 0.25% of average daily net assets of the Portfolio. Pursuant to its agreements with financial service firms, JNFSI will pay such firms, for providing such administrative services to their customers, up to 0.25% per annum of average daily net assets of those accounts maintained and serviced for each portfolio other than the Money Market Fund.

     Other expenses paid by the Funds include: the investment management fee; transaction costs; interest; taxes; legal, accounting, audit, transfer agent and custodial fees; and certain other operational expenses.

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                               HOW TO BUY SHARES
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INITIAL INVESTMENT IN THE FUNDS

     Shares are offered continuously for sale by JNFSI and are available through authorized investment dealers. Your representative will help you fill out the application contained in this Prospectus.

     Initial investments in the Funds may be made by mailing a completed application, together with a check for the total purchase price, to JNFSI at its Home Office, P.O. Box 25127, Lansing, Michigan 48909-9979.

     Initial investments may also be made by giving your completed application and check to an authorized investment dealer who will forward them to the Fund's Transfer Agent, P.O. Box 419102, Kansas City, Missouri 64141-6102. The dealer is responsible for transmitting the order promptly to the Transfer Agent in order to permit the investor to obtain the current price.

     Checks must be drawn on a U.S. bank or its foreign branch or subsidiary and must be payable in U.S. dollars.

     Initial investments may also be made by wiring Federal Funds to Investors Fiduciary Trust Company; Routing #1010-0362-1; Deposit Account: Bank Account 751-4085; From: [Shareholder Name] For purchase of: [Fund Name]. In order for a wire investment to be processed on the same day, (1) the investor must notify the Transfer Agent of his or her intention to make such investment by 12 noon Eastern time on the day of his or her investment by calling the Transfer Agent at 1-800-888-3863; and (2) the wire must be received by 4:00 p.m. Eastern time that same day.

     The minimum initial investment in each Fund is $1,000. Different minimums may apply to qualified plans. The Fund may also reduce the minimum for certain payroll deduction plans. If you have questions or need additional forms, call the Transfer Agent at 1-800-888-3863.

     The Funds reserve the right to withdraw all or any part of the offering made by this Prospectus and to reject purchase orders. Also, from time to time, each Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of a Fund normally are permitted to continue to purchase additional shares and to have dividends reinvested.

SUBSEQUENT PURCHASES

     You may make subsequent purchases in a Fund by mailing your check directly to the Transfer Agent at Jackson National Capital Management Funds c/o IFTC, P.O. Box 419642, Kansas City, Missouri 64141-6642. Please make your check payable to Jackson National Capital Management Funds. Indicate your account number on the check and indicate into which Fund the money is to be invested. If payment is wired in Federal funds, the payment should be directed to Investors Fiduciary Trust Company; Routing #1010-0362-1: Deposit Account: Bank Account 751-4085; From: [Shareholder/Account Name and Account Number]; For purchase of:
[Fund Name]. The minimum subsequent investment in each Fund is $50.

OFFERING PRICE

     Shares are sold at the offering price, which includes the net asset value per share next computed after an order in proper form is received and accepted by JNFSI or the Transfer Agent, plus the applicable sales charge. For Funds other than the Money Market Fund, the order must be received by JNFSI or the Transfer Agent prior to the calculation of the net asset value in order to receive that day's price. Because the Money Market Fund invests in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with a Federal Reserve Bank), an order to purchase shares of the Money Market Fund will not be effective until the Money Market Fund receives payment in Federal funds. Checks drawn on a member bank of the Federal Reserve System are normally converted into Federal funds within two business days following receipt at the Transfer Agent.

     On sales of shares other than the Money Market Fund, JNFSI, as principal underwriter, retains the sales charge, as set forth in the table below, from which it allows discounts or concessions from the applicable public offering price to investment dealers, which discounts or concessions are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the table. Upon notice to all dealers with whom it has sales agreements, JNFSI may reallow up to the full applicable sales charge, as shown in the table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

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                                                                        SALES CHARGE FOR FUNDS
                                                                   OTHER THAN THE MONEY MARKET FUND
                                                          --------------------------------------------------
                                                                                AS A           ALLOWED TO
                                                               AS A         PERCENTAGE OF     DEALERS AS A
                                                          PERCENTAGE OF       NET ASSET       PERCENTAGE OF
                  AMOUNT OF PURCHASE                      OFFERING PRICE       VALUE*        OFFERING PRICE*
-------------------------------------------------------   --------------    -------------    ---------------
Less than $100,000.....................................        4.75%             4.99%             4.00%
$100,000 but less than $200,000........................        4.00              4.17              3.37
$200,000 but less than $500,000........................        3.50              3.63              2.95
$500,000 but less than $1,000,000......................        2.50              2.56              2.11
$1,000,000 but less than $5,000,000....................        0.25              0.25              0.21
$5,000,000 and over....................................        0.10              0.10              0.08

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* Rounded to the nearest one-hundredth percent.

No sales charge is imposed on sales of shares of the Money Market Fund.

Reductions in the sales charge are allowed for certain specific groups discussed under "Reduced Sales Charges."

     Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and JNFSI may pay them a transaction fee up to the level of the discount allowable to dealers as described above. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. Management does not believe that termination of a relationship with a bank would result in any material adverse consequences to a Fund.

     In addition to the discounts from the applicable public offering price described above, JNFSI may, from time to time, pay or allow additional discounts or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Funds. In some instances, such discounts or other incentives may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds or other funds underwritten by JNFSI.

NET ASSET VALUE

     The term "net asset value," or NAV, refers to the worth of one share. Each Fund has a separate NAV, which is computed by adding the value of all its investments, plus cash and other assets, deducting liabilities, and then dividing the result by the number of shares outstanding. The price of one share (the offering price) represents the share's NAV plus the applicable sales charge. The Funds are open for business each day the New York Stock Exchange is open (business day). The Transfer Agent calculates each Fund's NAV (and offering price) as of the earlier of the close of trading on the New York Stock Exchange or 4:00 p.m. Eastern time on each business day. The Funds reserve the right to determine the NAV more frequently than once a day if deemed desirable.

     For the Money Market Fund, for purposes of calculating the NAV per share, securities are valued by the "amortized cost" method of valuation in accordance with Rule 2a-7 under the 1940 Act, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     As a condition of using amortized cost, the Money Market Fund complies with the maturity, diversification and quality requirements of Rule 2a-7 and the Board of Trustees has established procedures reasonably designed, taking into account current market conditions, to stabilize the NAV per share for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Trustees deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such a review, market based values are obtained by using actual quotations provided by market makers, estimates of market value or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments.

     In the event of deviation of 1/2 of 1% or more between the Fund's net asset value per share calculated by reference to market-based values and the Fund's $1.00 per share NAV, the Trustees will promptly consider what action, if any, should be taken. They will also take such action as they deem appropriate to eliminate or to reduce, to the extent reasonably practicable, any material dilution or other unfair results which might arise from differences between the two. Such action may include redeeming shares in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten average maturity, withholding dividends, paying distributions from capital or capital gains, or utilizing a net asset value per share based upon available market values.

     For other than the Money Market Fund, portfolio securities and other assets generally are valued on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fixed income securities with remaining maturities of 60 days or less are valued on the basis of amortized cost. Other fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Otherwise, securities are valued in good faith under the direction of the Board of Trustees.

REDUCED SALES CHARGES

     CUMULATIVE DISCOUNT. You may purchase each Fund's shares at the rate applicable to the discount bracket obtained by combining concurrent investments in shares of any of the Funds other than the Money Market Fund.

     LETTER OF INTENT. Reduced sales charges also apply to the aggregate amount of purchases of shares of the Funds, other than the Money Market Fund, made by any purchaser within a 13-month period under a written Letter of Intent ("Letter") provided by JNFSI. The Letter, which imposes no obligation to purchase or sell additional shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase under the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge unless you pay the difference within 20 days after being requested. The Letter for an employer sponsored employee benefit plan may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter.

     A shareholder may include the value (at the maximum offering price) of all shares of the Funds, other than the Money Market Fund, held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

     RIGHT OF ACCUMULATION. Shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all shares of the Funds other than the Money Market Fund (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

     AVAILABILITY OF QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify JNFSI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

     The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

     Purchases at Net Asset Value. Shares may be sold to officers, trustees, directors, employees (including retirees) and sales representatives of the Fund, its investment adviser, or sub-investment adviser, its principal underwriter or certain affiliated companies, for themselves or their spouses, children or parents, or to any trust, pension, profit-sharing or other benefit plan for only such persons at net asset value and in any amount. Shares may be sold at net asset value in any amount to registered representatives and employees of broker-dealers having selling group agreements with JNFSI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children, or to any trust or pension, profit-sharing or other benefit plan for only such persons. Shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with JNFSI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund shares at net asset value hereunder. The Fund may also issue shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

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                              SHAREHOLDER SERVICES
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CHOOSING A DISTRIBUTION OPTION

     When you fill out your account application, you can choose from the following distribution options:

     A. The Share Option reinvests your income dividends and capital gain distributions in additional shares. This option will be assigned automatically if you make no choice on your account application. Income dividends and capital gain distributions will be reinvested at the NAV as of the record date for the distribution.

     B. The Income-Earned Option reinvests your capital gain distributions and pays your income dividends in cash.

     C. With the Cash Option, you receive both income dividends and capital gain distributions in cash. Cash distributions will be sent to you by check within 5 business days of the payable date, which may be more than seven days after the reinvestment date.

        If you select Option B or C and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, your distribution checks may be reinvested in your account at the then-current NAV and your election will be converted to the Share Option.

     D. You may choose the Directed Dividends Option to have all distributions from a Fund automatically invested into another Fund, provided that the minimum investment amounts have been satisfied. Note that certain restrictions may apply.

EXCHANGE PRIVILEGE

     Subject to the following limitations, shares of the Funds may be exchanged for each other at their relative net asset values. Shares of the Money
Market Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Shares purchased by check may not be exchanged until they have been owned for at least 15 days.

     The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange. Exchanges will be effected by redemption of shares of the Fund held and purchase of shares of the other Fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than your adjusted cost basis. Exchanges may be accomplished by a written request with all registered owners' signatures to Jackson National Capital Management Funds c/o IFTC, Attention: Exchange Department, P.O. Box 419102, Kansas City, Missouri 64141-6102, or by telephone, unless on the account application this privilege is refused or is later revoked. So long as the telephone exchange privilege is in force, the Transfer Agent will honor requests by telephone at 1-800-888-3863. The exchange privilege is not a right and may be suspended, terminated or modified at any time upon 60 days' written notice to shareholders.

     TELEPHONE INSTRUCTIONS. The Transfer Agent employs procedures designed to confirm that instructions communicated by telephone are genuine, including requiring certain identifying information prior to acting upon instructions, recording all telephone instructions and sending written confirmation of telephone instructions. To the extent such procedures are reasonably designed to prevent unauthorized or fraudulent instructions neither the Transfer Agent nor the Fund would be liable for any losses from unauthorized or fraudulent instructions.

     During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to implement telephone instructions.

     RESTRICTIONS. Although the exchange privilege is an important benefit, Fund performance and shareholders can be hurt by excessive trading. To protect the interests of shareholders, the Funds reserve the right to temporarily or permanently terminate the exchange privilege for any person who makes more than one exchange out of a Fund per calendar quarter. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be aggregated for purposes of the exchange limit. In addition, the Funds reserve the right to refuse exchange purchases by any person or group if, in the sub-investment adviser's judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Your exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund. Although the Fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

SYSTEMATIC EXCHANGE PRIVILEGE

     The owner of $10,000 or more of the shares of a Fund may authorize the monthly exchange of a specified amount ($100 minimum) of such shares for shares of another Fund. This privilege may be selected by contacting the Transfer Agent for appropriate forms. If selected, exchanges will be made automatically until the privilege is terminated by you or the Fund. Exchanges are subject to the terms and conditions described under "Exchange Privilege" above, except that there is no minimum investment requirement for the Fund acquired on exchange.

AUTOMATIC MONTHLY INVESTMENT PLAN

     You may automatically purchase additional shares of a Fund through the Automatic Monthly Investment Plan. The initial purchase of a Fund's shares may also be made through the Plan, provided that the minimum purchase requirements will be met within a one-year period by the initial investment plus the annualized automatic monthly investment plan amount. With the Automatic Monthly Investment Plan, monthly investments (minimum $50) are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in the Automatic Monthly Investment Plan, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Transfer Agent for appropriate forms. If the shareholder also has expedited wire transfer redemption privileges with the Fund account, the same bank, savings and loan or credit union account must be designated for both the Automatic Monthly Investment Plan and the wire redemption programs. You may terminate your Plan by sending written notice to the Transfer Agent. Termination by a shareholder will become effective within thirty days after the Transfer Agent has received the request. A Fund may immediately terminate a shareholders' Plan in the event that any item is unpaid by the shareholder's financial institution. Fund shares purchased through the Automatic Monthly Investment Plan must be owned for 15 days before they may be redeemed or exchanged. The Funds may terminate or modify this privilege at any time.

AUTOMATIC WITHDRAWAL PLAN

     The owner of $5,000 or more of a Fund's shares at the offering price (net asset value plus the sales charge) may provide for the payment from the owner's account of any requested dollar amount of $100 or more to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. Shares are redeemed on the 5th business day from the end of the month so that the payee will receive payment approximately the first week of the following month. Any income and capital gain dividends will be automatically reinvested at net asset value on the reinvestment date. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

     The purchase of shares while participating in an automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. The Funds reserve the right to amend the automatic withdrawal plan on thirty days' notice and to terminate this privilege at any time. The plan may be changed or terminated at any time by you in writing, with all registered owners' signatures guaranteed.

REDEMPTION REINSTATEMENT PRIVILEGE

     If you have redeemed shares of a Fund, you may reinstate up to the full amount redeemed at net asset value at the time of the reinstatement in shares of that Fund under this privilege. Purchases through the reinstatement privilege are subject to the minimum investment requirements applicable to the shares being purchased. Investors must notify the Fund in writing of their intention to rely on the reinstatement privilege at the time the money is sent in. The reinstatement privilege can be used only once as to any specific shares and reinstatement must be effected within 30 days of the redemption. If a loss is realized on the redemption of shares of a Fund, the reinstatement may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinstatement privilege may be terminated or modified at any time.

TAX-SAVING RETIREMENT PLANS

     JNFSI can set up your account in the Funds under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Minimums may differ from those listed under "How to Buy Shares."

     - Individual Retirement Accounts (IRAs): retirement plans that allow anyone under 70 1/2 years of age with earned income to contribute up to $2,000 per tax year. You may make additional contributions of up to $250 per year, if a spousal IRA is used.

     - Rollover IRAs: tax-deferred retirement plans that may retain the special tax advantages of lump sum distributions from qualified retirement plans.

     - Simplified Employee Pension Plans SEP-IRAs: designed to provide those with self-employed income (and any eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

     - Keogh or Corporate Profit-Sharing and Money-Purchase Plans: open to self-employed people and their partners, or to corporations, to benefit themselves and their employees.

     - 403(b) Custodial Accounts: available to employees of most non-profit organizations and public schools.

     - 401(k) Program: open to corporations of all sizes. The program allows participants to contribute a percentage of their wages on a tax-deferred basis. (The maximum amount that may be contributed, which is adjusted annually to reflect changes in the cost of living, is currently $9,240.)

     Brochures describing the above plans and materials for establishing them are available from IFTC upon request. Call 1-800-888-3863 for complete information kits. The brochures for plans trusteed by IFTC describe the current fees payable to IFTC for its services as trustee. Certain "distributions" from qualified retirement plans and 403(b)(7) custodial accounts may be subject to a 20% withholding requirement. See "Distributions and Taxes." Investors should consult with their own tax advisers before establishing a retirement plan.

STATEMENTS AND REPORTS

     At least twice a year you will receive the Funds' financial statements with a summary of investments. The Transfer Agent will send a confirmation statement after every transaction (except a reinvestment of dividends or capital gains) that affects your share balance or your account registration. In addition, an account statement will be mailed to you quarterly. To reduce expenses only one copy of most shareholder reports (such as the Fund's Annual Report) may be mailed to your household. If you need additional copies or have any questions about your account, please call or write the Transfer Agent at 1-800-888-3863, P.O. Box 419102, Kansas City, MO 64141-6102.

     The Funds pay for shareholder services, but not for special services, such as producing and mailing historical account transcripts. You may be required to pay fees for these special services.

     If you are purchasing shares of the Funds through a program of administrative services offered by a securities dealer or financial institution, you should read such firm's program materials in conjunction with this Prospectus. Certain features of a Fund, such as the minimum initial or subsequent investment, may be modified in these programs, and administrative charges may be imposed for the services rendered, which charges would reduce your return. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm.

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                            DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

     Each Fund intends to distribute substantially all its net investment income and net capital gains to shareholders each year. On each day that its net asset value per share is determined, the Money Market Fund will declare dividends as of 4:00 p.m. Eastern time to shareholders already of record prior to the declaration, with such dividends being paid monthly. The Tax-Exempt and Income Funds normally declare and distribute monthly dividends of net investment income and distribute any net realized short-term and long-term gains after the close of the Funds' fiscal year. The Growth and Total Return Funds normally declare and distribute dividends of net investment income and net realized short-term and long-term capital gains annually, normally after the close of the Funds' fiscal year. Distributions may be made more frequently to avoid excise tax.

FEDERAL TAXES

     Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or shares. Long-term capital gain dividends received by corporate shareholders are taxed at the same rate as ordinary income. Long-term capital gain dividends received by individual shareholders are taxed at a maximum federal rate of 28%. Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year declared. A portion of the dividends paid by the Growth and Total Return Funds may qualify for the dividends received deduction available to corporate shareholders.


     The Tax-Exempt Fund intends to meet the requirements of the Code applicable to regulated investment companies distributing exempt-interest dividends and, accordingly, dividends representing net interest received on tax-exempt municipal obligations will not be includable by shareholders in their gross income for federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Other dividends, if any, will be taxable as described under "Federal Taxes" above. Net interest on certain "private activity bonds" issued on or after August 8, 1996 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from a Fund are to be treated as interest on "private activity bonds" in proportion to the interest the Fund receives from private activity bonds, reduced by allowable deductions. Exempt-interest dividends, except to the extent of interest from "private activity bonds," are not treated as a tax preference item. For a corporate shareholder, however, exempt-interest dividends will be included in determining such corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's alternative minimum taxable income with certain adjustments will be a tax preference item. Corporate shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences. Individuals whose modified income exceeds a base amount will be subject to federal income tax on up to 85% of their Social Security benefits received. Modified income includes adjusted gross income, one-half of Social Security benefits, and tax-exempt interest, including exempt-interest dividends from the Tax-Exempt Fund. All taxpayers are required to disclose on their federal income tax returns the amount of tax-exempt interest earned during the year, including exempt-interest dividends from the Tax-Exempt Fund. Tax-Exempt Fund dividends are not necessarily exempt under the income or other tax laws of any state or local taxing authority.

     CAPITAL GAINS. You may realize a capital gain or loss when you redeem
(sell) or exchange shares of the Funds. For most types of accounts, the Funds will report the proceeds of your redemptions to you and the IRS annually. However, because the tax treatment also depends on your purchase price and your personal tax position, you should also keep your regular account statements to use in determining your tax.

     "BUYING A DIVIDEND." On the record date for a distribution, the Fund's share price is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

     OTHER TAX INFORMATION. Each Fund will send you a tax statement by January 31 showing the tax status of the distributions you received in the past year, and will file a copy with the IRS.

     Each Fund is required by law to withhold 31% of taxable dividends and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances.

     In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area.

     Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Investors should consult with their own tax advisors regarding the 20% withholding requirement.

--------------------------------------------------------------------------------
                              HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

     You may redeem all or a portion of your shares on any day that the New York Stock Exchange is open. Your shares will be redeemed at the next NAV calculated after the Transfer Agent has received and accepted your redemption request. Payment for shares will be made as promptly as practicable but in no event later than seven days after receipt of a properly executed request. When a Fund is requested to redeem shares for which it may not have yet received good payment, it may delay the mailing of a redemption check until it has determined that collected funds have been received for the purchase of such shares, which will generally be within 15 days.

     TELEPHONE REDEMPTION. If the proceeds of the redemption are $50,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, normally a telephone request by any one account owner is sufficient for redemptions by individual account owners (including joint owners) unless the account application has declined such privilege. Once authorization is on file the Transfer Agent will honor requests by telephone at 1-800-888-3863. Institutional account owners may exercise this special privilege of redeeming shares by telephone request subject to the same conditions as individual account owners provided that this privilege has been pre-authorized by the institutional account owner by written instruction to the Transfer Agent with signatures guaranteed. This privilege of redeeming shares by telephone request may not be used if any address change for the shareholder's account has been effected within 30 days of the redemption request. The Funds reserve the right to terminate or modify this privilege at any time. See "Telephone Instructions" under "SHAREHOLDER SERVICES" for a discussion of liability in connection with unauthorized telephone instructions.

     EXPEDITED WIRE REDEMPTION. If you give authorization for expedited wire redemption, shares of the Fund can be redeemed and the proceeds sent by Federal wire transfer to a single previously designated bank account. Requests received by the Transfer Agent prior to calculation of the net asset value will result in shares being redeemed that day at the next determined NAV of the Fund and normally the proceeds being sent to the designated bank account the following business day. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to 7 days if deemed appropriate under then current market conditions. Once authorization is on file, the Transfer Agent will honor requests by telephone at 1-800-888-3863. The Funds cannot be responsible for the efficiency of the Federal wire system or the shareholder's financial institution. The Fund currently charges $10 for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. The minimum amount that may be wired is $2,500. The Fund reserves the right to change this minimum or to terminate the wire redemption privilege. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to the Transfer Agent. See "Telephone Instructions" under "SHAREHOLDER SERVICES" for a discussion of liability in connection with unauthorized telephone instructions.

     REDEMPTION BY MAIL. When shares are held for the account of a shareholder by the Funds' Transfer Agent, the shareholder may redeem them by making a written request to the Transfer Agent, Attention: Redemption Department, P.O. Box 419102, Kansas City, MO 64141-6102. If the proceeds of the redemption are $50,000 or less on an individual account, no signature guarantee will generally be required, unless a change in address for the shareholder's account has been effected within 30 days of the redemption request. For all other redemptions, signatures must be guaranteed by a bank, broker, dealer, municipal securities broker, government securities dealer or broker, credit union, savings association, national securities exchange, registered securities association or clearing agency. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. The Transfer Agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program (currently known as "STAMPsm"). Further documentation may be requested from institution or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians ("institutional account owners"). The redemption request must be signed by all registered owners exactly as the account is registered including any special capacity of the registered owner. The Funds currently charge for actual costs of special delivery service of redemption proceeds.

     CHECKWRITING PRIVILEGE (MONEY MARKET FUND ONLY). Upon request, shareholders will be provided with drafts to be drawn on the Money Market Fund ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $1 million. Shareholders should not write Redemption Checks in an amount less than $250 since such Redemption Checks will not be honored and a $10 service fee will be charged as provided below. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning income dividends until the Money Market Fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an account application which is available from the Fund or firms through which shares were purchased. Redemption Checks should not be used to close an account since the amount in an account may not equal the amount of the Redemption Check. The Fund reserves the right to terminate or modify this privilege at any time.

     Unless one signer is authorized on the account application, Redemption Checks must be signed by all account owners. If the Transfer Agent receives written notice by any owner of a revocation of the authorization to sign individually, all account owners would be required to sign Redemption Checks. Redemption Checks must be signed exactly as the account is registered. Shares purchased by check may not be redeemed by Redemption Check until the shares have been owned for at least 15 days.

     The Fund may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee may be charged when a Redemption Check is presented to redeem Fund shares in excess of the value of a Fund account or in an amount less than $250; when a Redemption Check is presented that would require redemption of shares which were purchased within 15 days; or when "stop payment" of a Redemption Check is requested, which would require that the account be closed and another account opened.

     GENERAL. Because of the high cost of maintaining small accounts, the Fund reserves the right to redeem an account that falls below the minimum investment level, currently $250 per Fund, as a result of redemptions. Currently, Individual Retirement Accounts and employee benefit plan accounts are not subject to this procedure. You will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before a Fund redeems the account. The investment required to reach that level may be made at net asset value without any sales charge.

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                     ORGANIZATION AND DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

     The Fund is an open-end diversified management investment company, organized as a business trust under the laws of Massachusetts on December 12, 1991. The Fund may issue an unlimited number of shares of beneficial interest in one or more series of "Funds," all having no par value. Each Fund may be divided by the Board of Trustees into classes of shares, to the extent permitted by exemptive rule or order from the Securities and Exchange Commission. The Fund's shares are not currently divided into classes. Shares of each Fund have equal noncumulative voting rights and equal rights with respect to dividends, assets, and liquidation of such Fund and are subject to any preferences, rights or privileges of any classes of shares within the Fund. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. Although the Fund is not required to hold annual shareholder meetings, it will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. Pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders. Shareholders will vote in the aggregate except when voting by individual fund or class is required under the 1940 Act or when the Board of Trustees determines that voting by series or class is appropriate.

     JNFSI deposited the initial seed capital in the Fund. In addition, Jackson National Life Insurance Company purchased $25,000,000 of shares of each Fund other than the Money Market Fund, in which it purchased $2,000,000 of shares. These purchases resulted in the ownership of more than 25% of each such Fund and the Funds in the aggregate, which constitutes "control" under the 1940 Act. In February 1995, Jackson National Life Insurance Company redeemed approximately $10,500,000 of shares of the Tax-Exempt Fund, $10,000,000 of shares of the Income Fund, $17,400,000 of shares of the Total Return Fund, and $2,100,000 of shares of the Money Market Fund. In March 1995, Jackson National Life Insurance Company redeemed approximately $26,000,000 of shares of the Growth Fund. Jackson National Life Insurance Company controls the Tax-Exempt, Income, Growth and Total Return Funds.

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                     APPENDIX A -- MONEY MARKET INSTRUMENTS
--------------------------------------------------------------------------------

     COMMERCIAL PAPER. These instruments include commercial paper issued by major corporations without registration under the Securities Act of 1933 in reliance on the exemption from registration provided by Section 3(a)(3) of the Act as well as commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Funds who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The sub-investment adviser considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Board of Trustees, if a particular investment in
Section 4(2) paper is not determined to be liquid, that investment will be included within the 10% limitation on illiquid securities. The investment adviser monitors the liquidity of the Money Market Fund's investments in Section 4(2) paper on a continuing basis.

     VARIABLE AND FLOATING RATE SECURITIES. These investments include instruments having rates of interest that are adjusted periodically or that "float" continuously or periodically according to formulae intended to minimize fluctuation in the value of the instruments ("Variable Rate Securities"). The interest rate on a Variable Rate Security is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rates on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Further, some Variable Rate Securities have a demand feature entitling the portfolio to resell the securities to the issuer or a third party at an amount approximately equal to the principal amount thereof plus accrued interest ("Variable Rate Demand Securities"). As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the value of the instruments. Many of these Variable Rate Demand Securities are unrated, their transfer is restricted by the issuer and there is little if any secondary market for the securities. Thus, any inability of the issuers of such securities to pay on demand could adversely affect the liquidity of these securities.

     The Money Market Fund determines the maturity of Variable Rate Securities and Variable Rate Demand Securities in accordance with Rule 2a-7, allowing the Money Market Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument if they are guaranteed by the U.S. Government or its agencies, they have a stated maturity date of one year or less or they have demand features prior to maturity.

FUND -
   Jackson National Capital Management Funds

INVESTMENT ADVISER -
   Jackson National Financial Services, Inc.

SUB INVESTMENT ADVISER -
   PPM America, Inc.

SHAREHOLDER SERVICING AGENT,
CUSTODIAN AND TRANSFER AGENT -
   Investors Fiduciary Trust Company

INDEPENDENT ACCOUNTANT -
   Price Waterhouse LLP

COUNSEL -
   Vedder, Price, Kaufman & Kammholz

        For more information about the Jackson National Family of Funds call your registered representative or
                              our toll-free number
                                  800/USE-JNLI
                                 (800/873-5654)
                   For shareholder servicing of your account
                           call our toll-free number
                                  800/888-FUND
                                 (800/888-3863)
---------------------------------------                               JNCMF LOGO
JACKSON NATIONAL CAPITAL MANAGEMENT FUNDS
P.O. Box 419102
Kansas City MO 64141-6102

                                   JNCMF LOGO

                                JACKSON NATIONAL
                            CAPITAL MANAGEMENT FUNDS

                                   Prospectus
                                 & Application


                                 March 1, 1996



M2084 Rev. 2/96

                      STATEMENT OF ADDITIONAL INFORMATION


                                 MARCH 1, 1996



                   JACKSON NATIONAL CAPITAL MANAGEMENT FUNDS
                                P.O. BOX 419102,
                       KANSAS CITY, MISSOURI  64141-6102
                                 (800) 888-3863


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of Jackson National Capital Management Funds (the "Fund") dated March 1, 1996. The Prospectus may be obtained by writing or calling the above address or phone number.


                                  ----------

                               TABLE OF CONTENTS
                                                               PAGE
                                                               ----

INVESTMENT POLICIES AND TECHNIQUES                               3
             Money Market Instruments                            3
             U.S. Government Securities and Custodial Receipts   3
             Mortgage-Backed and Other Asset-Backed Securities   4
             Variable Rate Securities                            5
             Restricted Securities                               5
             Repurchase Agreements                               6
             Foreign Securities                                  6
             High Yield Bonds                                    6
             Futures and Options Transactions                    7
             Options on Securities                               8
             Options on Securities Indices                       9
             Financial Futures Contracts                         9
             Options on Financial Futures Contracts             10
             Regulatory Restrictions                            11
             Delayed Delivery Transactions                      11
             Municipal Obligations                              12
             Zero Coupon Bonds                                  13

INVESTMENT RESTRICTIONS                                         14

        INVESTMENT ADVISERS                                     16
             The Investment Adviser                             16
             The Sub-Investment Adviser                         18
             Custodian and Transfer Agent                       18
             Independent Auditors and Reports to Shareholders   18

        PORTFOLIO TRANSACTIONS                                  19

        DISTRIBUTOR                                             20

        PURCHASE OF SHARES                                      20

        REDEMPTION OF SHARES                                    21

        REDEMPTION-IN-KIND ELECTION                             21

        DIVIDENDS AND TAXES                                     22
             Tax-Exempt, Income, Growth and Total
             Return Funds Dividends                             22
             Money Market Fund Dividends                        22
             General                                            22
             Taxes                                              23

        PERFORMANCE                                             24

        OFFICERS AND TRUSTEES                                   27

        SHAREHOLDER RIGHTS                                      28


        FINANCIAL STATEMENTS                                    30


        APPENDIX--RATINGS OF INVESTMENTS                        53

        COMMERCIAL PAPER RATINGS                                53

        CORPORATE BONDS                                         53
             Standard & Poor's Municipal Bond Ratings
             Moody's Investors Service, Inc. Municipal
                   Bond Ratings

        MUNICIPAL BONDS                                         55
             Standard & Poor's Municipal Bond Ratings
             Moody's Investors Service, Inc. Municipal
                   Bond Ratings

INVESTMENT POLICIES AND TECHNIQUES

MONEY MARKET INSTRUMENTS. Each of the Funds, except for the Tax-Exempt Fund, may invest in certain money market instruments as described in the Prospectus.

Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of direct U.S. dollar denominated obligations of domestic or foreign issuers. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Money Market Fund may concentrate investments in instruments issued by the "domestic banking industry." The domestic banking industry does not include foreign branches of U.S. banks, although it may include U.S. branches of foreign banks if the Board of Trustees finds that such branches are subject to the same regulation as U.S. banks. The profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing market conditions. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in banking operations. To the extent the investments of the Money Market Fund are concentrated in the domestic banking industry, the fund is more exposed to these risks.

U.S. GOVERNMENT SECURITIES AND CUSTODIAL RECEIPTS. Obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities include Treasury Bills, notes and bonds and Government National Mortgage Association ("GNMA") certificates which are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law.

Securities issued or guaranteed as to principal and interest by the U.S. Government may be acquired by a Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth
Receipts ("TIGR's") and "Certificates of Accrual on Treasury Securities" ("CATS"). A Fund may also invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities Program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

MORTGAGE-BACKED AND OTHER ASSET-BACKED SECURITIES. The total return on mortgage-backed securities purchased by the Income and Total Return Funds varies with changes in the general level of interest rates. The maturities of mortgage-backed securities are variable and unknown when issued because their maturities depend on prepayment rates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as that of other fixed income securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private issuers or the mortgage poolers.

CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Interest and principal on a CMO are paid, in most cases, monthly. CMOs are usually collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA but may be collateralized by whole mortgage loans or private mortgage pass-through securities. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Under a common structure, monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. The Income and Total Return Funds may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Other asset-backed securities (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile Receivables ("CARSsm") and interests in pools of credit card receivables. CARSsm represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSsm are "passed-through" monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted, certificate holders may also experience delays in payment or losses on CARSsm if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. CARSsm will be deemed to be illiquid securities. Certificates representing pools of credit card receivables have similar characteristics although the underlying loans are unsecured. If consistent with its investment objective and policies, a Fund may invest in CARSsm, interests in pools of credit card receivables and in other asset-backed securities that may be developed in the future subject to the review and approval of the Funds' Board of Trustees. Asset-backed securities and mortgage-backed securities, other than GNMAs, are relatively new forms of investments. Thus, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

VARIABLE RATE SECURITIES. Variable Rate Securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Variable Rate Securities that cannot be disposed of promptly within seven days and in the usual course of business without taking reduced price will be treated as illiquid and subject to the limitation on investments in illiquid securities.

RESTRICTED SECURITIES. Each of the Funds may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act. However, each Fund will not invest more than 10% of its assets in illiquid investments, which includes repurchase agreements and fixed time deposits maturing in more than seven days, securities that are not readily marketable and restricted securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Trustees has adopted guidelines and procedures that delegate to the sub-investment adviser the daily function of determining and monitoring liquidity of restricted securities. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board will carefully monitor each Fund's investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing restricted securities held by such Fund. Each Fund will not invest more than 5% of its total assets in unregistered securities, except commercial paper issued under
Section 4(2) of the 1933 Act and securities that may be resold pursuant to Rule 144A.

REPURCHASE AGREEMENTS. Each Fund, other than the Tax-Exempt Fund, may invest in repurchase agreements. A repurchase agreement may be considered a loan collateralized by securities. The Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System. The Funds may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement.

FOREIGN SECURITIES. It is expected that the expenses for custodian arrangements of the Funds' foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling domestic securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising each Fund's respective investment portfolio.

HIGH YIELD BONDS. The Total Return Fund may invest up to 20% of its assets in fixed-income securities offering high current income that are in the lower rating categories of recognized rating agencies or will be non-rated. These lower-rated fixed-income securities are considered on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

High yield securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. Adverse publicity and investor perceptions regarding lower rated bonds, whether or not based upon fundamental analysis, may also depress the price for such securities. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Total Return Fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may also have an adverse effect on market price and make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues, only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

The investment philosophy of the Total Return Fund with respect to high yield bonds is based on the premise that over the long term an allocation of a relatively minor portion of a diversified portfolio's assets in high yield fixed income securities should, even taking into account possible losses, provide a higher net return than that achievable on a portfolio of solely higher rated securities. The Total Return Fund seeks to enhance total returns through investment in high yield bonds while simultaneously attempting to reduce relative risk through (a) diversification of investments, (b) credit analysis by the sub-investment adviser of the issuers in which the Fund invests, (c) purchase of high yield securities at discounts from par or stated value when practicable and (d) monitoring and seeking to anticipate changes and trends in the economy and financial markets that might affect the prices of portfolio securities. The sub-investment adviser's judgment as to the "reasonableness" of the risk involved in any particular investment will be a function of its experience in managing fixed income investments and its evaluation of general economic and financial conditions; of a specific issuer's business and management, cash flow, earnings coverage of interest and dividends, ability to operate under adverse economic conditions, and fair market value of assets; and of such other considerations as the sub-investment adviser may deem appropriate. The sub-investment adviser, while seeking maximum current yield, will monitor current corporate developments with respect to portfolio securities and potential investments and to broad trends in the economy. In some circumstances, defensive strategies may be implemented to preserve or enhance capital even at the sacrifice of current yield. Defensive strategies, which may be used singly or in any combination, may include, but are not limited to, investments in discount securities or investments in money market instruments as well as futures and options strategies.

FUTURES AND OPTIONS TRANSACTIONS. The Growth and Total Return Funds each may engage in options and futures transactions in accordance with their respective investment objectives and policies. Each such Fund intends to engage in such transactions if it appears to the investment adviser to be advantageous to do so in order to pursue its investment objective and also to hedge against the effects of market risks but not for speculative purposes. The Money Market, Tax-Exempt and Income Funds do not engage in options and futures transactions. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning other investment policies and techniques.

OPTIONS ON SECURITIES. The Total Return Fund may purchase (buy) put and call options on securities and may write (sell) covered call and secured put options on securities. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period. The writer of a covered call option owns securities that are acceptable for escrow and the writer of a secured put invests an amount not less than the exercise price in eligible securities to the extent that it is obligated as a writer. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows the Fund to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Fund may desire to establish a position in a security upon which call options are available. By purchasing a call option, the Fund is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because the Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option writer has to sell the underlying security because of the exercise of a call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium, plus the interest income on the money market investment. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received and any interest income earned on the money market investment.

OPTIONS ON SECURITIES INDICES. The Growth and Total Return Funds, as part of their options transactions, may also use options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. The Funds may both purchase and sell options on securities indices. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities.

When a Fund writes an option on a securities index, it will be required to deposit with its custodian and mark-to-market eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where a Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

Options on futures contracts and index options involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

FINANCIAL FUTURES CONTRACTS. The Growth and Total Return Funds may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rate or equity market conditions which otherwise might affect adversely the value of securities which the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. The Growth and Total
Return Funds may purchase and sell financial futures contracts. At the time of delivery, in the case of fixed income securities subject to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. The Growth and Total Return Funds will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of the Fund and the futures contracts subject to outstanding options written by the Fund would exceed 20% of the net assets of the Fund.

Although some futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. A Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. At the time a Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce the Fund's return. Futures contracts entail risks. If the Subadviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the securities and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser may still not result in a successful hedging transaction.
If any of these events should occur, a Fund could lose money on the financial futures contracts and also on the value of its portfolio securities.

OPTIONS ON FINANCIAL FUTURES CONTRACTS. The Total Return and Growth Funds may purchase (buy) and write (sell) call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

REGULATORY RESTRICTIONS. To the extent required to comply with SEC Release No. IC-10666, when entering into a futures contract, or writing a put or call option, the Fund will maintain in a segregated account cash or liquid high-grade debt securities equal to the value of such contracts.

To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open options on futures would exceed 5% of the Fund's total assets. A Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only in an attempt to hedge against changes in interest rates or market conditions affecting the value of securities which the Fund holds or intends to purchase. Where futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. Where other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of:
(1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

DELAYED DELIVERY TRANSACTIONS. The Money Market, Tax-Exempt, Income and Total Return Funds may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When a Fund enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations, the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security. To the extent the Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage or to speculate in interest rate changes.

MUNICIPAL OBLIGATIONS. Municipal Obligations include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included with the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The Tax-Exempt Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these obligations fluctuate from time to time. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax exempt status of these obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Tax-Exempt Fund will meet the quality criteria established for the purchase of Municipal Obligations. The sub-investment adviser will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the Fund's portfolio. The Tax-Exempt Fund will not invest more than 10% of the value of its net assets in floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other illiquid securities.

The Tax-Exempt Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors.

The Tax-Exempt Fund may purchase tender option bonds and similar securities. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed-rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligations's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The sub-investment adviser will consider on an ongoing basis the creditworthiness of the issuers of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. The Fund will not invest more than 10% of the value of its net assets in securities that are illiquid, which would include tender option bonds as to which it cannot exercise the tender feature on not more than seven days' notice if there is no secondary market available for these obligations.


ZERO COUPON BONDS. Subject to their investment objective and policies, the Tax-Exempt, Income and Total Return Funds may invest in zero coupon securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the U.S. Treasury, private issuers and those created as collateralized obligations through various proprietary custodial, trust or other relationships (see "Investment Policies and Techniques--Mortgage-Backed and Other Asset-Backed Securities" in this Statement of Additional Information). The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity or longer. Zero coupon bonds created as collateralized obligations are similar to those created through the U.S. Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired.


INVESTMENT RESTRICTIONS

Each of the Funds has adopted certain investment restrictions which, together with the investment objective and fundamental policies of each Fund, cannot be changed without approval by holders of a majority of the outstanding voting shares of that Fund. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

A Fund individually may not:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of a Fund's net assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as a class.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements or by lending its portfolio securities).

(4) Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets. If, for any reason, the current value of a Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary. A Fund will not borrow for leverage purposes and will not purchase securities or make investments when borrowings exceed 5% of net assets.

(5) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction (4) above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

(6) Purchase securities (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of a Fund's total assets would be invested in any one industry; provided, however, that the Money Market Fund may invest more than 25% of its net assets in instruments issued by banks in accordance with its investment objective and policies; and that the Tax-Exempt Fund may invest more than 25% of its total assets in securities and interest upon which is paid from revenues of similar types of projects or securities whose issues are located in the same state.

(7) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Funds or the investment adviser or sub-investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together they own more than 5% of the securities of such issuer.

(8) Invest more than 5% of a Fund's total assets in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933 and securities that may be resold in accordance with Rule 144A under the Securities Act of 1933).

(9) Invest for the purpose of exercising control or management of another issuer.

(10) Invest in interests in oil, gas or other mineral exploration or development programs or invest in oil, gas or other mineral leases, although it may invest in the securities of issuers which invest in or sponsor such programs.

(11) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

(12) Underwrite securities issued by others except to the extent a Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(13) Issue senior securities as defined in the Investment Company Act of 1940.

(14) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Growth and Total Return Funds may make margin deposits in connection with financial futures and option transactions.


(15) Engage in put or call options; however, the Growth and Total Return Funds may write (sell) put or call options on up to 20% of their total assets and the Total Return and Growth Funds may purchase or sell put or call options if no more than 5% of their total assets would be invested in premiums on put and call options, combinations thereof or similar options; the Total Return and Growth Funds may purchase or sell options on financial futures contracts; and the Tax-Exempt Fund may purchase Municipal obligations subject to Standby Commitments in accordance with its investment objective and policies.


(16) Invest in commodities or commodity futures contracts, although the Growth and Total Return Funds may each purchase and sell financial futures contracts and options on such contracts.

(17) Invest in real estate, including real estate limited partnership interests, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

In addition, to the extent so required by any state statute or regulation where the Funds' shares are offered for sale, each of the Funds, as a non-fundamental policy, may not:

(i) Invest in warrants if more than 5% of the Fund's net assets would be invested in warrants. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value for such purposes.

(ii) Invest more than 5% of the Fund's total assets in securities of issuers (other than asset-backed securities, collateralized mortgage obligations and obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities including collateralized obligations thereof) which with their predecessors have a record of less than three years continuous operation.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or total assets will not be considered a violation. The Funds have no present intention of borrowing during the coming year.

INVESTMENT ADVISERS

THE INVESTMENT ADVISER. Jackson National Financial Services, Inc., is the Funds' investment adviser. Pursuant to an investment management agreement, JNFSI acts as the Funds' investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services and permits any of its officers or employees to serve without compensation as trustees or officer of the Funds if elected to such positions. The Funds pay the fees and expenses of independent auditors, counsel, custodian and transfer agent and the cost of reports and notices to shareholders, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Funds and their shares under federal securities laws and membership dues in the Investment Company Institute or any similar organization. The Funds' expenses are generally allocated among the Funds on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Fund are charged to that Fund.

The investment management agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Funds and by the shareholders of each Fund or the Board of Trustees. It may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. If continuation is not approved for a Fund, the investment management agreement nevertheless may continue in effect for the Funds for which it is approved and JNFSI may continue to serve as investment adviser for the Fund for which it is not approved to the extent permitted by the 1940 Act. Additional Funds may be subject to a different agreement. The investment management agreement provides that JNFSI shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JNFSI in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.


For the services and facilities furnished, the Funds pay JNFSI an investment management fee, payable monthly, based on the following annual percentage of average daily net assets in each Fund: Money Market Fund 0.50%; Tax-Exempt Fund 0.50%; Income Fund 0.60%; Growth Fund 0.25%; and Total Return Fund 0.70%. The Funds paid the following advisory fees to JNFSI for the fiscal years ended October 31, 1995 and 1994, and for the period of November 12, 1992 to October 31, 1993, respectively: Money Market Fund $100,515, $29,349, $14,431;
Tax-Exempt Fund $118,199, $149,698, $135,241; Income Fund $142,087, $179,460,
$163,685; Growth Fund $49,986, $82,237, $71,417; and Total Return Fund
$180,773, $240,982, $201,274. The Money Market Fund was reimbursed $38,921 for the period of November 1, 1994 to April 30, 1995, $29,349 for the fiscal year ended October 31, 1994, and $14,431 for the period of November 12, 1992 to October 31, 1993, by JNFSI. Pursuant to the investment management agreement, JNFSI has agreed to reimburse the Funds to the extent required by applicable state expense limitations should all operating expenses of the Funds, including the investment management fee, but excluding taxes, interest, extraordinary expenses (as determined by the Board of Trustees) and brokerage commissions or transaction costs and any other properly excludable expenses, exceed the applicable state expense limitations. The Funds believe that the most restrictive state expense limitation currently in effect would require that such operating expenses not exceed 2.5% of the first $30 million of average daily net assets, 2% of the next $70 million and 1.5% of average daily assets over $100 million.


Effective June 1, 1994, JNFSI began providing information and administrative services ("administrative services") for shareholders of the Fund pursuant to an Administrative Services

Agreement. Such administrative services may include, but are not limited to, maintaining shareholder accounts and records, answering routine inquiries regarding the Fund and its features, assisting shareholders with shareholder transactions, processing purchase and redemption transactions, assisting shareholders in changing dividend and investment options, account designations and addresses, and such other services as the Fund may reasonably request. JNFSI may enter into related agreements with various financial service firms, such as broker-dealers or banks, for the provision of such administrative services for their clients or customers who are shareholders of the Fund. For services under the Administrative Services Agreement, each Portfolio other than the Money Market Fund pays JNFSI a fee, payable monthly at the annual rate of 0.25% of average daily net assets of the Portfolio. JNFSI received $59,099 and $31,390 from the Tax-Exempt Fund; $59,203 and $31,065 from the Income Fund; $49,986 and $35,265 from the Growth Fund; and $64,562 and $37,188 from the Total Return Fund for the years ended October 31, 1995 and 1994, respectively. Pursuant to its agreements with financial service firms, JNFSI will pay such firms, for providing such administrative services to their customers, up to 0.25% per annum of average daily net assets of those accounts maintained and serviced for each Portfolio other than the Money Market Fund.


Certain trustees or officers of the Funds are also directors or officers of JNFSI as indicated under "Officers and Trustees."

THE SUB-INVESTMENT ADVISER. PPM America, Inc. invests and reinvests the Funds' assets consistent with the Funds' respective investment objectives and policies and subject to the supervision of JNFSI and the Trustees pursuant to an investment sub-advisory agreement entered into between JNFSI and PPM America. The investment sub-advisory agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Funds and by the shareholders of each Fund or the Board of Trustees. It may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment or upon the termination of the investment management agreement between JNFSI and the Funds. If continuation is not approved for a Fund, the investment sub-advisory agreement nevertheless may continue in effect for the Funds for which it is approved and PPM America may continue to serve as sub-investment adviser for the Fund for which it is not approved to the extent permitted by the 1940 Act. Additional Funds may be subject to a different agreement. The investment sub-advisory agreement provides that PPM America shall not be liable for any error of judgment or of law, or for any loss suffered by the Funds in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of PPM America in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.


PPM America is compensated monthly by JNFSI based on the following annual percentage of average daily net assets of each Fund: Money Market Fund 0.035%; Tax-Exempt Fund 0.035%; Income Fund 0.035%; Growth Fund 0.035%; and Total Return Fund 0.035%. JNFSI paid the following sub-investment adviser fees to PPM America for the fiscal years ended October 31, 1995 and 1994, and for the period of November 12, 1992 to October 31, 1993, respectively:

Money Market Fund $7,041, $2,055, $934; Tax-Exempt Fund $8,276, $10,474,
$8,740; Income Fund $8,290, $10,463, $8,845; Growth Fund $6,999, $11,508,
$9,248; and Total Return Fund $9,041, $12,044, $9,345.


CUSTODIAN AND TRANSFER AGENT. Investors Fiduciary Trust Company ("IFTC"), 210 West 10th Street, 8th Floor, Kansas City, Missouri 64105, as custodian, has custody of all securities and cash of the Fund maintained in the United States. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. IFTC is also the Fund's transfer agent and dividend-paying agent.

INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. The Funds' independent auditors, Price Waterhouse LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, audit and report on the Funds' annual financial statements, prepare the Funds' federal income and excise tax returns, and perform other professional accounting, auditing and advisory services when engaged to do so by the Funds.

Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

PORTFOLIO TRANSACTIONS

PPM America provides investment advice to the Funds as well as to other clients, including Jackson National Life Insurance Company, the parent company of JNFSI. At times, investment decisions may be made to purchase or sell the same investment security for one or more Funds and for one or more of the other clients advised by PPM America. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to amount and price in a manner considered equitable to each and so that each receives to the extent practicable the average price of such transactions, which may or may not be beneficial to a Fund.

PPM America, in effecting purchases and sales of portfolio securities for the account of a Fund, will implement the Funds' policy of seeking best execution of orders. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services which include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Funds and PPM America. Since statistical and other research information is only supplementary to the research efforts of PPM America and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce materially its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, PPM America may give consideration to those firms that provide market, statistical and other research information to the funds and PPM America. PPM America is authorized to pay higher commissions to firms that provide such services, provided that it determines, in good faith, that the commission paid was reasonable in relation to the brokerage or research services provided. The research services obtained may be used by PPM America to benefit its other clients and will not necessarily be used in connection with the Funds. While PPM America is primarily responsible for the placement of the Fund's brokerage business, the policies and practices will be subject to the review of the Board of Trustees. The Funds may purchase instruments issued by banks which are receiving service payments or commissions; however, no preferences will be given in making such portfolio purchases. Fixed income and over the counter equity securities are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There are normally no brokerage commissions paid for such purchases. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asking prices. The Funds paid the following brokerage commissions for the fiscal years ended October 31, 1995 and 1994, and for the period of November 12, 1992 to October 31, 1993, respectively:
Income Fund $493, $715, $0; Growth Fund $20,505, $3,072, $20,673; and Total
Return Fund $15,119, $15,313, $29,859. During the fiscal year ended October 31, 1995, the Growth Fund purchased securities of its regular broker/dealers in the following amounts: Merrill Lynch, $26,000; Salomon Brothers, $1,000.


In any particular year, market conditions could necessitate portfolio activity which results in high or low portfolio turnover rates. A higher turnover rate will not necessarily indicate a variation from the stated investment policy, but may increase the brokerage costs payable by a Fund. Portfolio turnover is calculated by dividing the lesser of the purchases or sales of a Fund's securities during a fiscal year by the average monthly value of the Fund's securities during such fiscal year. In determining the portfolio turnover rate, all securities whose maturities or expiration dates at the time of acquisition were one year or less are excluded.




DISTRIBUTOR


Jackson National Financial Services, Inc. also serves as distributor and principal underwriter for the Fund. JNFSI is obligated to use its best efforts to distribute the Fund's shares on a continuous basis at the offering price described in the Prospectus. JNFSI bears all its expenses of providing services pursuant to the underwriting agreement between JNFSI and the Fund, including the payment of any commissions and service fees. JNFSI provides for the preparation and distribution of advertising or sales literature, and bears the cost of printing and mailing prospectuses to persons other than shareholders. JNFSI bears the cost of qualifying and maintaining the qualification of the Funds' shares for sale under the securities laws of the various states and the Funds bear the expense of registering their shares with the Securities and Exchange Commission. The total underwriting commissions for each Fund is as follows for the fiscal years ended October 31, 1995 and 1994 and the period of November 12, 1992 to October 31, 1993, respectively: Money Market Fund $0, $0, $0; Tax-Exempt Fund $18,104, $53,996, $59,240; Income Fund
$16,946, $67,537, $47,729; Growth Fund $71,151, $90,911, $72,573; Total Return
Fund $48,200, $115,853, $63,693. The amount retained by JNFSI as principal underwriter for the same periods is as follows: Money Market Fund $0, $0, $0; Tax-Exempt Fund $5,553, $15,538, $14,844; Income Fund $6,905,

$18,002, $11,986; Growth Fund $25,311, $27,436, $18,102; and Total
Return Fund $17,318, $33,931, $15,977.


PURCHASE OF SHARES

The Fund, through the Board of Trustees or officers, reserves the right in its sole discretion to withdraw all or any part of the offering made by the Prospectus or to reject purchase offers. The Fund also reserves the right at any time to waive or increase the minimum investment requirements. All orders to purchase shares of a Fund are subject to acceptance by the Fund.

For purposes of determining net asset value, portfolio securities that are primarily traded on a domestic securities exchange or securities listed on the NASDAQ National Market System are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale price available, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Trustees or its delegates. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Equity options are valued at the last sale price unless the bid price is higher or the ask price is lower, in which event such bid or asked price is used. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event current prices provided by market makers are used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities, including restricted securities, and other assets are valued at fair value as determined in good faith by the Board of Trustees.

Scheduled variations in or eliminations of the sales charge of purchases by certain classes of persons or through certain types of transactions as described in the Prospectus is provided because of anticipated economies in sales and sales-related efforts.

REDEMPTION OF SHARES

Upon receipt by the Transfer Agent of a request for redemption, shares will be redeemed by a Fund at the applicable net asset value as described in the Funds' Prospectus. When a Fund is asked to redeem shares for which it may not have yet received good payment, it may delay the mailing of a redemption check until it has determined that collected funds have been received for the purchase of such shares, which will generally be within 15 days.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets a Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the Fund's shareholders.

REDEMPTION-IN-KIND ELECTION

Although it is the Fund's present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Funds will pay the redemption price in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the SEC, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of a Fund during any 90-day period for any one shareholder of record.

DIVIDENDS AND TAXES

TAX-EXEMPT, INCOME, GROWTH AND TOTAL RETURN FUNDS DIVIDENDS. Net income of the Funds for dividend purposes (from the time of the preceding determination) will consist of interest and dividend income earned, if any, less accrued expenses. In computing interest income, for the Income Fund and Total Return Fund, discounts and premiums on securities purchased are amortized to maturity. In computing interest income for the Tax-Exempt Fund, original issue discount and tax-exempt premiums are amortized to maturity. Gains attributable to market discount on municipal securities acquired after April 30, 1993 are treated as ordinary income.

MONEY MARKET FUND DIVIDENDS. On each day that the net asset value per share of the Money Market Fund is determined, the Money Market Fund's net investment income will be declared as of 4:00 p.m. Eastern time as a dividend to shareholders of record prior to the declaration. Dividends will be reinvested or paid in cash monthly. If a shareholder redeems his entire account, all dividends accrued to the time of redemption will be paid at that time. The Money Market Fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Money Market Fund consists of (1) accrued interest income plus or minus amortized discount or premium, (2) plus or minus all short-term realized gains and losses on investments and (3) minus accrued expenses allocated to the Money Market Fund. Expenses are accrued each day. While the Money Market Fund's investments are valued at amortized cost (see "How to Buy Shares - Net Asset Value" in the prospectus), there will be no unrealized gains or losses on such investments. However, should the net asset value deviate significantly from market-based value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above.

GENERAL. The Fund may at any time vary its dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code. Under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The distributed amount includes dividends declared in October, November and December to shareholders of record as of a specified date in one of those months and paid during the following January. The required distribution is the sum of 98% of a Fund's ordinary income for the calendar year plus 98% of its capital gain net income for the one-year period ended October 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the one-year period ended October 31 in the prior calendar year, minus any over-distribution in the prior calendar year. Each Fund intends to declare and distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.


TAXES. Each of the Funds intends to continue to qualify as a regulated investment company under Subchapter M of the Code in order for the Fund to avoid taxation on its net investment income and net capital gains to the extent distributed by the Fund. One of the Subchapter M requirements to be satisfied is that less than 30% of the Fund's gross income during the fiscal year must be derived from gains from the sale or other disposition of securities and certain other investments held for less than three months. A Fund may be limited in its options and futures transactions in order to prevent recognition of such gains.

A Fund's options and futures transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of a Fund's securities.

Distributions of investment income and net short-term capital gains are treated as ordinary income for federal income tax purposes whether received in cash or shares. A portion of the ordinary income dividends from the Growth and Total Return Funds may be eligible for the dividends received deduction available to corporate shareholders. The aggregate amount eligible for the dividends received deduction may not exceed the aggregate qualifying dividends received by the Fund for the fiscal year.

A shareholder who redeems shares of a Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the basis of the shares. Any loss recognized on the redemption of Fund shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. Any loss realized on the sale of Tax-Exempt Fund shares that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder on such shares.

If a shareholder realized a loss on the redemption of Fund shares and reinvests in shares of the same Fund, including dividends reinvested, within 30 days before or after the redemption, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition on all or a portion of such loss for federal income tax purposes. An exchange of Fund shares for shares of another Fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized. A shareholder who has redeemed shares of a Fund, except purchased shares of the Money Market Fund, may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of another Fund, as described in the prospectus under "Shareholder Services - Exchange Privilege." If the redeemed shares were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvestment shares or (b) the sales charge incurred on the redeemed shares is included in the basis of the reinvestment shares and is not included in the basis of the redeemed shares.

Investment income received by the Money Market, Income and Total Return Funds as a result of investing in foreign securities may be subject to foreign income taxes withheld at the source. Because the amount of a Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund that distributes exempt-interest dividends during the year (e.g., the Tax-Exempt Fund) is not deductible for federal income tax purposes. Further, the Tax-Exempt Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the Tax-Exempt Fund or are "related persons" to such users; such persons should consult with their tax advisers before investing in the Tax-Exempt Fund.

The "Superfund Act of 1986" (the "Superfund Act") imposes a separate tax on corporations at a rate of 0.12% of the excess of such corporation's "modified alternative minimum taxable income" over $2,000,000. A portion of tax-exempt interest, including exempt-interest dividends from the Tax-Exempt Fund, may be includable in modified alternative minimum taxable income. Corporate shareholders of the Tax-Exempt Fund are advised to consult with their tax advisers with respect to the consequences of the Superfund Act.

Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by any applicable tax treaty.

PERFORMANCE

As described in the prospectus, a Fund's historical performance or return may be shown in the form of "average annual total return" and "cumulative total return" figures in the case of all Funds except the Money Market Fund; "yield" in the case of all Funds except the Growth Fund; "yield" and "effective yield" in the case of the Money Market Fund; and "tax equivalent yield" in the case of the Tax-Exempt Fund. These various measures of performance are described below.

Average annual total return and cumulative total return measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of a Fund. Yield is a measure of the net investment income per share earned over a specific one month or 30-day period (seven-day period for the Money Market Fund) expressed as a percentage of the net asset value.


A Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return for each Fund for the periods indicated was as follows:



                                                         11/1/94-    11/12/92-*
                                                         10/31/95    10/31/95

             TAX-EXEMPT FUND                                6.00%        4.54%
             INCOME FUND                                    7.80%        4.82%
             GROWTH FUND                                   19.90%       11.97%
             TOTAL RETURN FUND                             16.90%       10.85%

    *COMMENCEMENT OF OPERATIONS






Calculation of a Fund's cumulative total return is not subject to a standardized formula. Cumulative total return performance for a specific period is calculated by first taking an investment ("initial investment") in the Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge, and computing the "ending value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return figures for various periods that do not include the effect of the sales charge would be reduced if such charge were included. Cumulative total return for each Fund for the periods indicated was as follows:

                                            11/1/94-  11/12/92*-
                                            10/31/95  10/31/95

                        TAX-EXEMPT FUND      11.32%    19.82%
                        INCOME FUND          13.13%    20.75%
                        GROWTH FUND          25.83%    46.84%
                        TOTAL RETURN FUND    22.72%    42.56%

               *COMMENCEMENT OF OPERATIONS




The yield for a Fund is computed in accordance with a standardized method prescribed by rules of the SEC. The yield for each of the Tax-Exempt Fund, Income Fund, Growth Fund, and Total Return Fund for the 30-day period ended October 31, 1995 was 4.07%, 5.00%, 2.03%, and 3.36%, respectively. The yield for a Fund other than the Money Market Fund is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the offering price per share on the last day of the period, according to the following formula:


                                                   6
                            YIELD =  2 [(a - b +1)   -1]
                                         -----
                                          cd

Where:
     a = dividends and interest earned during the period.
     b = expenses accrued for the period (net of reimbursements).
     c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d = the offering price (net asset value) per share on the last day of the period.

In computing the foregoing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that Funds use to prepare annual and interim financial statements in accordance with generally accepted accounting principles.


The Tax-Exempt Fund's tax equivalent yield is computed by dividing that portion of the Tax-Exempt Fund's yield (computed as described above) that is tax-exempt by (one minus the stated federal income tax rate) and adding the result to that portion, if any, of the yield of the Tax-Exempt Fund that is not tax-exempt. Based upon a marginal federal income tax rate of 31.0% and the Tax-Exempt Fund's yield computed as described above for the 30-day period ended October 31, 1995, the Tax-Exempt Fund's yield for that period was 5.90%.



The Money Market Fund's yield is also computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the current yield quotation is based on a seven-day period and is computed as follows. The first calculation is net investment income per share; which is accrued interest on portfolio securities, plus or minus amortized discount or premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation. The Money Market Fund's yield for the seven-day period ended October 31, 1995 was 5.37%.



The Money Market Fund's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is:
(base period return + 1)(365/7) - 1. The Money Market Fund's effective yield for the seven day period ended October 31, 1995 was 5.51%.


A Fund's performance quotations are based upon historical results and are not necessarily representative of future performance. The Funds' shares are sold at net asset value plus any applicable sale charge (maximum 4.75%) in the case of all Funds except the Money Market Fund. Returns and net asset value will fluctuate, except that the Money Market Fund seeks to maintain a $1.00 net asset value per share. Factors affecting a Fund's performance include general market conditions, operating expenses and investment management. Share of a Fund are redeemable at the then current net asset value, which may be more or less than original cost.

The performance of the Funds may be compared to various indexes. There are differences and similarities between the investments which a Fund may purchase and the investments measured by the indexes which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The S & P 500 Index is an unmanaged index of common stocks which is considered to be generally representative of the United States stock market. The market prices and yields of the stocks in this index will fluctuate. The Salomon Brothers High Grade Corporate Bond Index generally represents the performance of high grade long-term corporate bonds during various market conditions. The Lehman Brothers Government and Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities during various market conditions. The Salomon Brothers Long-Term High Yield Index generally represents the performance of high yield debt securities during various market conditions. The Merrill Lynch Government and Corporate Master Index generally represents the performance of intermediate and high grade corporate debt securities during various market conditions. The foregoing bond indexes are unmanaged. The market prices and yields of corporate and government bonds will fluctuate. Lipper and CDA are widely recognized independent mutual fund reporting services. Lipper and CDA indexes are weighted performance averages of other mutual funds with similar investment objectives. The net asset values and returns of the Funds will also fluctuate. No adjustments are made for taxes payable on dividends.

OFFICERS AND TRUSTEES

The officers of the Funds manage their day to day operations and are responsible to the Funds' Board of Trustees. The trustees set broad policies for each Fund and choose the Funds' officers. The following is a list of the trustees and officers of the Funds and a statement of their present positions and principal occupations during the past five years. The mailing address of the officers and trustees, unless otherwise noted, is 5901 Executive Drive, Lansing, Michigan 48911.

JOHN A. KNUTSON*(Age 56), President, Trustee and Chairman of the Board, June 1993 to present, Chief Financial Officer, 1992 to December 1994; President, Chief Executive Officer, Trustee and Chairman of the Board, December 1994 to present, JNL Series Trust; President, August 1993 to present, Chief Financial Officer, February, 1992 to present, Director, November 1991 to present, Jackson National Financial Services, Inc.; President, June 1993 to February 1994, Senior Vice President, September 1987 to June 1993 and February 1994 to present, Chief Financial Officer, September 1987 to June 1994, Chief Operating Officer, September 1992 to present, Jackson National Life Insurance Company.



R. WILLIAM SHEATHELM (Age 59), Trustee; 2419 Science Parkway, Okemos, Michigan 48864; President, Schultz Snyder & Steele Lumber Company.



BEVERLY WOLKOW (Age 54), Trustee; 3725 West Howell Road, Mason, Michigan 48854; Retired; Executive Director, Michigan Education Association; Chairperson, MEA Financial Services, a general insurance agency; 1990 to 1995, Executive Secretary, Verity Insurance Co.



PAUL B. (PETE) PHEFFER (Age 44), Vice President and Assistant Treasurer; Trustee, Vice President, Treasurer and Chief Financial Officer, December 1994 to present, JNL Series Trust; Senior Vice President, Chief Financial Officer and Treasurer, May 1994 to present, Jackson National Life Insurance Company; Chief Financial Officer and Chief Financial Officer, March 1992 to May 1994, Vice President and Chief Financial Officer, January 1990 to February 1992, Kemper Life Insurance Companies.



THOMAS J. MEYER (Age 49), Vice President and Secretary; Vice President, Counsel and Secretary, December 1994 to present, JNL Series Trust; Secretary and Chief Legal Officer, November 1991 to present, Director, June 1995 to present, Jackson National Financial Services, Inc.; Secretary, September 1994 to present, Vice President September 1990 to present, General Counsel, March 1985 to present, Jackson National Life Insurance Company.






LARRY C. JORDAN (Age 53), Vice President and Assistant Secretary; Vice President, December 1994 to present, Assistant Treasurer, December 1994 to February 1996, Assistant Secretary, February 1996 to present, JNL Series Trust; Treasurer and Assistant Secretary, November 1991 to present, Chief Operating Officer, September 1992 to present, Director, June 1993 to present, Jackson National Financial Services, Inc.; Treasurer, October 1980 to September 1994, Vice President, October 1980 to present, Jackson National Life Insurance Company.



ROBERT A. FRITTS (Age 47), Vice President, Controller and Assistant Treasurer, December 1994 to present; Vice President, December 1994 to present, Assistant Secretary, December 1994 to

February 1996, Assistant Treasurer, February 1996 to present, JNL Series Trust; Assistant Treasurer, Vice President, Jackson National Life Insurance Company.


-------------
* Trustees who are interested persons as defined in the Investment Company Act of 1940.


On February 1, 1996, the officers and trustees of the Funds, as a group, owned less than 1% of the then outstanding shares of the Money Market, Tax-Exempt, Income, Growth and Total Return Funds. Jackson National Life Insurance Company, through its initial investment of capital into each Fund controls the Tax-Exempt, Income, Growth and Total Return Funds and thereby would control any shareholders' vote until such time as Jackson National Life Insurance Company no longer controls those Funds.



The trustees and officers who are "interested persons" as designated above receive no compensation from the Funds. The table below shows amounts paid to those trustees who are not "interested persons" during the Funds' 1995 fiscal year.


                               COMPENSATION TABLE

=======================================================================================
          (1)               (2)              (3)                (4)           (5)
        NAME OF          AGGREGATE       PENSION OR ESTIMATED        TOTAL
        PERSON,         COMPENSATION     RETIREMENT           ANNUAL      COMPENSATION
        POSITION           FROM           BENEFITS           BENEFITS         FROM
                        REGISTRANT        ACCRUED              UPON        REGISTRANT
                                         AS PART OF         RETIREMENT      AND FUND
                                            FUND                          COMPLEX PAID
                                                                          TO DIRECTORS
=======================================================================================
        R. William
        Sheathelm,
        Trustee           $4,000*            N/A                N/A          $4,000*

        Beverly
        Wolkow,
        Trustee           $4,000*            N/A                N/A          $4,000*



*For year ended October 31, 1995


SHAREHOLDER RIGHTS

The Fund generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (1) the election or removal of trustees if a meeting is called for such purpose; (2) the adoption of any investment advisory contract; (3) any termination of the Funds to the extent and as provided in the Declaration of Trust; (4) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (5) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his successor or until such trustee sooner dies, resigns or is removed by a vote of two-thirds of the shares entitled to vote or a majority of the trustees. In accordance with the 1940 Act (i) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders. A shareholders' meeting shall be held for the purposes of voting upon the removal of a trustee upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of a Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Fund has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of the Fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors.
Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Fund and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund (or any series (Fund) thereof) by notice to the shareholders without shareholder approval.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and
Board of Trustees of
Jackson National Capital Management Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Jackson National Money Market Fund, Jackson National Tax-Exempt Fund, Jackson National Income Fund, Jackson National Growth Fund and Jackson National Total Return Fund (constituting the Jackson National Capital Management Funds, hereafter referred to as the "Funds") at October 31, 1995, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period ended October 31, 1995 and for the period November 12, 1992 (commencement of operations) through October 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



/s/ Price Waterhouse LLP

November 30, 1995

/s/ Price Waterhouse LLP

                   JACKSON NATIONAL CAPITAL MANAGEMENT FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1995


                                                                    MONEY MARKET    TAX-EXEMPT       INCOME
                                                                        FUND           FUND           FUND
---------------------------------------------------------------------------------------------------------------
ASSETS
     Investments in securities, at value (Cost: $24,181,808;          $24,181,808    $21,365,546    $21,663,367
          $20,722,121; $21,161,776; $10,769,062; and $20,230,669,
          respectively)
     Cash                                                                   2,932         91,698          2,593
     Receivables
          Dividends and interest                                                -        373,635        485,118
          Fund shares sold                                                 60,076         20,528              -
          Investments sold                                                      -        396,935              -
     Prepaid expenses                                                      10,630         10,630         10,630
---------------------------------------------------------------------------------------------------------------
ToTAL ASSETS                                                           24,255,446     22,258,972     22,161,708
---------------------------------------------------------------------------------------------------------------

LIABILITIES
     Payables
          Dividends to shareholders                                         4,267          1,232          1,834
          Fund shares redeemed                                             85,813              -              -
          Investments purchased                                                 -        494,083              -
          Adviser                                                          19,618         19,618         19,618
     Accrued expenses and other liabilities                                48,038         34,651         35,396
---------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                         157,736        549,584         56,848
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                            $24,097,710    $21,709,388    $22,104,860
===============================================================================================================

NET ASSETS CONSIST OF
     Trust capital (beneficial interest)                              $24,097,710    $20,982,723    $22,508,366
     Accumulated undistributed net investment income                            -            552            489
     Accumulated net realized gains (losses) on investments                     -         82,688       (905,586)
     Accumulated net unrealized appreciation on investments                     -        643,425        501,591
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                            $24,097,710    $21,709,388    $22,104,860
===============================================================================================================
===============================================================================================================
SHARES OF BENEFICIAL INTEREST OUTSTANDING (UNLIMITED NUMBER OF
     SHARES AUTHORIZED)                                                24,097,710      2,085,712      2,188,205
===============================================================================================================
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                              $1.00         $10.41         $10.10
===============================================================================================================
MAXIMUM PUBLIC OFFERING PRICE (Net Asset Value Per Share divded by
0.9525 for a 4.75% sales charge except for the Money Market Fund)           $1.00         $10.93         $10.60
===============================================================================================================

                                                                         Growth      Total Return
                                                                          Fund           Fund
---------------------------------------------------------------------------------------------------
ASSETS
     Investments in securities, at value (Cost: $24,181,808;             $13,547,461    $23,218,924
          $20,722,121; $21,161,776; $10,769,062; and $20,230,669
          respectively)
     Cash                                                                     99,985         39,684
     Receivables
          Dividends and interest                                              19,685        252,035
          Fund shares sold                                                     1,598          4,364
          Investments sold                                                       905        316,380
     Prepaid expenses                                                         10,630         10,630
---------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                              13,680,264     23,842,017
---------------------------------------------------------------------------------------------------

LIABILITIES
     Payables
          Dividends to shareholders                                                -              -
          Fund shares redeemed                                                   800              -
          Investments purchased                                               80,224        134,276
          Adviser                                                             19,618         19,618
     Accrued expenses and other liabilities                                   35,664         38,385
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                            136,306        192,279
---------------------------------------------------------------------------------------------------
NET ASSETS                                                              $ 13,543,958    $23,649,738
===================================================================================================
NET ASSETS CONSIST OF
     Trust capital (beneficial interest)                                 $ 7,295,758    $18,264,481
     Accumulated undistributed net investment income                         352,957        842,197
     Accumulated net realized gains (losses) on investments                3,116,844      1,554,805
     Accumulated net unrealized appreciation on investments                2,778,399      2,988,255
---------------------------------------------------------------------------------------------------
NET ASSETS                                                               $13,543,958    $23,649,738
===================================================================================================
===================================================================================================
SHARES OF BENEFICIAL INTEREST OUTSTANDING (UNLIMITED NUMBER OF
     SHARES AUTHORIZED)                                                      973,881      1,864,527
===================================================================================================
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                                $13.91         $12.68
===================================================================================================
MAXIMUM PUBLIC OFFERING PRICE (Net Asset Value Per Share divided by
0.9525 for a 4.75% sales charge except for the Money Market Fund)             $14.60         $13.31
===================================================================================================

The accompanying notes to financial statements are an integral part of these statements.

                   JACKSON NATIONAL CAPITAL MANAGEMENT FUNDS
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1995


                                                                           MONEY MARKET    TAX-EXEMPT       INCOME
                                                                               FUND           FUND           FUND
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
     Dividends                                                            $         -    $         -    $    36,308
     Taxable interest                                                       1,206,993          9,116      1,600,987
     Tax-exempt interest                                                            -      1,289,560              -
     Other income                                                                   -              -          7,000
     Foreign tax withholding                                                        -              -              -
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                     1,206,993      1,298,676      1,644,295
-------------------------------------------------------------------------------------------------------------------

EXPENSES
     Administrative service fees                                                    -         59,099         59,203
     Adviser fees                                                             100,515        118,199        142,087
     Custodian fees                                                            17,018          6,801          9,549
     Portfolio accounting fees                                                 42,000         42,000         42,000
     Professional fees                                                         24,251         24,251         24,251
     S.E.C. and state registration fees                                        22,240         22,219         22,217
     Transfer agency fees                                                     124,868         83,130         83,946
     Other                                                                      8,339          6,830          7,388
-------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                339,231        362,529        390,641
Less
     Reimbursement from Adviser                                              (277,622)      (149,234)      (155,633)
     Fees paid indirectly                                                         (81)        (5,604)        (6,950)
-------------------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                                             61,528        207,691        228,058
-------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                       1,145,465      1,090,985      1,416,237
-------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
     Net realized gains on investments                                              -         82,674         84,845
     Net change in unrealized appreciation (depreciation) on investments            -      1,448,037      1,313,114
-------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                    -      1,530,711      1,397,959
-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 1,145,465    $ 2,621,696    $ 2,814,196
===================================================================================================================

                                                                             GROWTH     TOTAL RETURN
                                                                              FUND          FUND
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
     Dividends                                                               $565,352       $526,971
     Taxable interest                                                               -        842,943
     Tax-exempt interest                                                            -              -
     Other income                                                                   -         12,197
     Foreign tax withholding                                                   (2,258)             -
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                       563,094      1,382,111
----------------------------------------------------------------------------------------------------

EXPENSES
     Administrative service fees                                               49,986         64,562
     Adviser fees                                                              49,986        180,773
     Custodian fees                                                            21,060         15,878
     Portfolio accounting fees                                                 42,000         42,000
     Professional fees                                                         24,251         24,251
     S.E.C. and state registration fees                                        22,249         22,236
     Transfer agency fees                                                      85,267         98,913
     Other                                                                     17,024         10,323
----------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                311,823        458,936
Less
     Reimbursement from Adviser                                              (262,088)      (151,094)
     Fees paid indirectly                                                      (4,147)        (8,842)
----------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                                             45,588        299,000
----------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                         517,506      1,083,111
----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
     Net realized gains on investments                                      3,128,377      1,555,619
     Net change in unrealized appreciation (depreciation) on investments     (218,864)     2,295,607
----------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                            2,909,513      3,851,226
----------------------------------------------------------------------------------------------------

====================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $3,427,019     $4,934,337
====================================================================================================


The accompanying notes to financial statements are an integral part of these statements.

                   JACKSON NATIONAL CAPITAL MANAGEMENT FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                MONEY MARKET FUND             TAX-EXEMPT FUND
                                                                            Year ended     Year ended     Year ended     Year ended
                                                                             10/31/95       10/31/94       10/31/95       10/31/94
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
     Net investment income                                                 $1,145,465       $242,335     $1,090,985     $1,331,513
     Net realized gains (losses) on investments                                     -              -         82,674        187,580
     Net change in unrealized appreciation (depreciation) on investments            -              -      1,448,037     (2,850,463)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             1,145,465        242,335      2,621,696     (1,331,370)
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
     Net investment income                                                 (1,145,465)      (242,335)    (1,090,902)    (1,331,695)
     Net realized gains on investments                                              -              -       (187,566)             -
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                        (1,145,465)      (242,335)    (1,278,468)    (1,331,695)
----------------------------------------------------------------------------------------------------------------------------------

TRUST SHARE TRANSACTIONS
     Purchases of trust shares                                             41,294,922      9,912,678        666,409      1,543,929
     Income dividends reinvested                                            1,105,023        233,871      1,077,486      1,315,151
     Capital gain distributions reinvested                                          -              -        187,004              -
     Redemption of trust shares                                           (27,404,428)    (5,159,230)   (11,028,400)      (622,347)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN TRUST CAPITAL                                   14,995,517      4,987,319     (9,097,501)     2,236,733
----------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets                                      14,995,517      4,987,319     (7,754,273)      (426,332)
Net Assets Beginning of Period                                              9,102,193      4,114,874     29,463,661     29,889,993
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS END OF PERIOD                                                  $24,097,710     $9,102,193    $21,709,388    $29,463,661
==================================================================================================================================
==================================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                                                $-             $-           $552           $469
==================================================================================================================================
                                                                                   INCOME FUND                   GROWTH FUND
                                                                             Year ended     Year ended     Year ended     Year ended
                                                                              10/31/95       10/31/94       10/31/95       10/31/94
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
     Net investment income                                                  $1,416,237     $1,691,684       $517,506       $768,351
     Net realized gains (losses) on investments                                 84,845       (990,465)     3,128,377        172,128
     Net change in unrealized appreciation (depreciation) on investments     1,313,114     (2,705,042)      (218,864)       226,877
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              2,814,196     (2,003,823)     3,427,019      1,167,356
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
     Net investment income                                                  (1,416,253)    (1,691,766)      (794,089)      (679,498)
     Net realized gains on investments                                               -       (187,914)      (183,124)       (10,428)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                         (1,416,253)    (1,879,680)      (977,213)      (689,926)
-----------------------------------------------------------------------------------------------------------------------------------

TRUST SHARE TRANSACTIONS
     Purchases of trust shares                                                 593,692      1,873,137      2,885,484      2,906,392
     Income dividends reinvested                                             1,392,590      1,672,248        793,295        678,575
     Capital gain distributions reinvested                                           -        185,633        182,992         10,414
     Redemption of trust shares                                            (10,718,110)      (739,619)   (27,735,223)      (823,872)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN TRUST CAPITAL                                    (8,731,828)     2,991,399    (23,873,452)     2,771,509
-----------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets                                       (7,333,885)      (892,104)   (21,423,646)     3,248,939
Net Assets Beginning of Period                                              29,438,745     30,330,849     34,967,604     31,718,665
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS END OF PERIOD                                                   $22,104,860    $29,438,745    $13,543,958    $34,967,604
===================================================================================================================================
===================================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                                               $489           $505       $352,957       $629,540
===================================================================================================================================
                                                                              TOTAL RETURN FUND
                                                                          Year ended     Year ended
                                                                           10/31/95       10/31/94
---------------------------------------------------------------------------------------------------
OPERATIONS
     Net investment income                                               $1,083,111     $1,320,616
     Net realized gains (losses) on investments                           1,555,619         20,197
     Net change in unrealized appreciation (depreciation) on investments  2,295,607     (1,129,267)
--------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           4,934,337        211,546
--------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
     Net investment income                                               (1,356,169)    (1,258,830)
     Net realized gains on investments                                      (20,167)    (1,046,251)
--------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                      (1,376,336)    (2,305,081)
--------------------------------------------------------------------------------------------------

TRUST SHARE TRANSACTIONS
     Purchases of trust shares                                            1,829,337      4,012,336
     Income dividends reinvested                                          1,353,794      1,255,399
     Capital gain distributions reinvested                                   20,149      1,043,399
     Redemption of trust shares                                         (18,925,616)      (821,322)
--------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN TRUST CAPITAL                                (15,722,336)     5,489,812
--------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets                                   (12,164,335)     3,396,277
Net Assets Beginning of Period                                           35,814,073     32,417,796
--------------------------------------------------------------------------------------------------
NET ASSETS END OF PERIOD                                                $23,649,738    $35,814,073
==================================================================================================
==================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                                        $842,197     $1,115,255
==================================================================================================

The accompanying notes to financial statements are an integral part of these statements.

                   JACKSON NATIONAL CAPITAL MANAGEMENT FUNDS
                              FINANCIAL HIGHLIGHTS




                                                                    MONEY MARKET FUND                    TAX-EXEMPT FUND
                                                        Year ended    Year ended  Period ended        Year ended  Year ended
                                                         10/31/95      10/31/94    10/31/93*           10/31/95      10/31/94
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD                       $1.00        $1.00        $1.00             $9.87            $10.78
INCOME FROM INVESTMENT OPERATIONS
     Net investment income (c)                              0.06         0.04         0.03              0.48              0.46
     Net realized and unrealized gains (losses) on
       investments                                             -            -            -              0.60             (0.91)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            0.06         0.04         0.03              1.08             (0.45)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
     Net investment income                                 (0.06)       (0.04)       (0.03)            (0.48)            (0.46)
     Net realized gain on investments (f)                      -            -            -             (0.06)                -
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                        (0.06)       (0.04)       (0.03)            (0.54)            (0.46)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     -            -            -              0.54             (0.91)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $1.00        $1.00        $1.00            $10.41             $9.87
===================================================================================================================================

TOTAL RETURN (A)(B)                                         5.87%        3.94%        3.25%            11.32%            (04.2%)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $24,098       $9,102       $4,115           $21,709           $29,464
Ratio of net expenses to average net assets (b)(d)          0.31%        0.00%        0.00%             0.88%             0.90%
Ratio of net investment income to average net assets (b)(d) 5.71%        4.00%        3.15%             4.64%             4.46%
Portfolio turnover rate                                        -            -            -             79.18%            41.74%

RATIO INFORMATION ASSUMING NO EXPENSE REIMBURSEMENT
  OR OFFSET
Ratio of expenses to average net assets (b)(e)              1.69%        3.19%        5.35%             1.54%             1.22%
Ratio of net investment income to average net assets (b)(e) 4.33%        0.81%      (02.20%)            3.98%             4.14%
===================================================================================================================================


                                                   TAX-EXEMPT FUND                  INCOME FUND                   GROWTH FUND
                                                     Period ended     Year ended   Year ended   Period ended      Year ended
                                                     10/31/93*         10/31/95     10/31/94     10/31/93*         10/31/95
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD                  $10.00             $9.49       $10.80       $10.00            $11.38
INCOME FROM INVESTMENT OPERATIONS
     Net investment income (c)                          0.44              0.60         0.57         0.57              0.42
     Net realized and unrealized gains (losses) on
       investments                                      0.78              0.61        (1.24)        0.80              2.43
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        1.22              1.21        (0.67)        1.37              2.85
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
     Net investment income                             (0.44)            (0.60)       (0.57)       (0.57)            (0.26)
     Net realized gain on investments (f)                  -                 -        (0.07)           -             (0.06)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                    (0.44)            (0.60)       (0.64)       (0.57)            (0.32)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value              0.78              0.61        (1.31)        0.80              2.53
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $10.78            $10.10        $9.49       $10.80            $13.91
===================================================================================================================================

TOTAL RETURN (A)(B)                                    12.82%            13.13%      (06.42%)      14.50%            25.83%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)             $29,890           $22,105      $29,439      $30,331           $13,544
Ratio of net expenses to average net assets (b)(d)      0.88%             0.97%        0.97%        0.99%             0.23%
Ratio of net investment income to average net
  assets (b)(d)                                         4.38%             6.01%        5.68%        5.66%             2.60%
Portfolio turnover rate                                 0.00%           100.91%      141.95%       31.49%             9.10%

RATIO INFORMATION ASSUMING NO EXPENSE REIMBURSEMENT
  OR OFFSET
Ratio of expenses to average net assets (b)(e)          1.07%             1.66%        1.30%        1.18%             1.57%
Ratio of net investment income to average net
  assets (b)(e)                                         4.19%             5.32%        5.35%        5.47%             1.26%
===================================================================================================================================

                                                          GROWTH FUND                           TOTAL RETURN FUND
                                                     Year ended  Period ended         Year ended   Year ended   Period ended
                                                      10/31/94   10/31/93*             10/31/95     10/31/94     10/31/93*
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD                 $11.24       $10.00               $10.75        $11.48       $10.00
INCOME FROM INVESTMENT OPERATIONS
     Net investment income (c)                         0.25         0.23                 0.53          0.40         0.43
     Net realized and unrealized gains (losses) on
       investments                                     0.13         1.05                 1.82         (0.33)        1.11
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       0.38         1.28                 2.35          0.07         1.54
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
     Net investment income                            (0.24)       (0.04)               (0.41)        (0.44)       (0.06)
     Net realized gain on investments (f)                 -            -                (0.01)        (0.36)           -
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                   (0.24)       (0.04)               (0.42)        (0.80)       (0.06)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value             0.14         1.24                 1.93         (0.73)        1.48
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $11.38       $11.24               $12.68        $10.75       $11.48
===================================================================================================================================

TOTAL RETURN (A)(B)                                    3.46%       13.19%               22.72%         0.63%       15.92%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)            $34,968      $31,719              $23,650       $35,814      $32,418
Ratio of net expenses to average net assets (b)(d)     0.46%        0.49%                1.16%         1.16%        1.18%
Ratio of net investment income to average net
  assets (b)(d)                                        2.32%        2.27%                4.22%         3.82%        4.26%
Portfolio turnover rate                                2.83%        0.53%               90.23%        50.29%       56.86%

RATIO INFORMATION ASSUMING NO EXPENSE REIMBURSEMENT
  OR OFFSET
Ratio of expenses to average net assets (b)(e)         0.96%        0.85%                1.79%         1.35%        1.27%
Ratio of net investment income to average net
  assets (b)(d)                                        1.83%        1.91%                3.59%         3.63%        4.17%
===================================================================================================================================


*    From commencement of operations on November 12, 1992.

(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period.
(b)  The amounts for the period ended October 31, 1993 have been annualized.
(c) For the year ended October 31, 1995, less than $.01 per share of investment income in the Tax-Exempt Fund is subject to federal taxes.
     In prior years, no investment income in the Tax-Exempt Fund was subject to federal taxe
(d) Computed after giving effect to the Adviser's expense reimbursement, and after fees paid indirectly for the year ended October 31, 1995.
(e) For the year ended October 31, 1995, the manner in which total expenses are calculated changed to exclude expense offsets for custodian fees (i.e., fees paid indirectly).
(f) For the year ended October 31, 1995, all capital gain distributions were from long-term capital gains, which are taxed as capital gains to the shareholder. For the year ended October 31, 1994, all capital gain distributions were from short-term capital gains, which are taxed as ordinary income to the shareholder.

The accompanying notes to financial statements are an integral part of these statements.

                   JACKSON NATIONAL CAPITAL MANAGEMENT FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995

NOTE 1 - ORGANIZATION

Jackson National Capital Management Funds (the "Trust") is a Massachusetts Business Trust registered as an open-ended diversified management investment
company under the Investment Company Act of 1940.   The Trust is comprised of
five separate investment portfolios (the "Funds"): the Money Market Fund, Tax-Exempt Fund, Income Fund, Growth Fund and Total Return Fund.

The costs associated with the organization of the Trust and certain other initial period costs have been borne by Jackson National Financial Services, Inc., the Trust's investment adviser ("Adviser"). The Adviser is a subsidiary of Jackson National Life Insurance Company ("Jackson National").

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION - Portfolio securities traded on national exchanges are valued at the last reported sales prices. Each over-the-counter security for which the last sale price is available from NASDAQ is valued at that price. Portfolio securities which are debt instruments are valued based on valuations supplied by independent pricing services, including services using matrix pricing formulas and/or independent broker bid quotations. Instruments held by the Money Market Fund and fixed income securities purchased with remaining maturities of 60 days or less held by the other Funds are valued on an amortized cost basis. Otherwise, securities are valued in good faith under the direction of the Board of Trustees.

FEDERAL INCOME TAXES - The Funds' policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have paid no federal income or excise taxes and no federal income or excise tax provision is required.

The percentage of income from the Income Fund, the Growth Fund and the Total Return Fund which is eligible for the corporate dividend received deduction, for the year ended

October 31, 1995, is 2%, 99% and 28%, respectively. The percentage of income from the Tax-Exempt Fund which is exempt from federal income tax, for the year ended October 31, 1995, is 99%. The Income Fund has $905,740 in net capital losses which expire October 31, 2002 that may be used to offset capital gains in future years to the extent provided by tax regulations. For the year ended October 31, 1995, the Income Fund utilized $84,725 of its net capital loss carryforward.

DISTRIBUTIONS TO SHAREHOLDERS - Net investment income is distributed to each shareholder as a dividend. Dividends to shareholders are recorded on the ex-dividend date. Dividends from the Money Market Fund are declared daily and distributed monthly. Dividends from the Tax-Exempt Fund and Income Fund are declared and paid monthly. Dividends from the Growth Fund and Total Return Fund are declared and paid annually, but may be done more frequently to avoid excise tax. Net realized gains from securities transactions, if any, are distributed at least annually, after the close of the Fund's fiscal year.

CREDIT RISK - The Funds hold investments in variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these instruments to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the variable rate demand note issuer and does not anticipate nonperformance on these instruments.

OTHER - Investment security transactions are accounted for on trade date. All discounts and premiums on securities purchased are amortized to expected
maturity.   Realized gains or losses on sales are determined on a specific cost identification basis, or if not specified, on a first-in-first-out basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded as earned.

NOTE 3 - INVESTMENT MANAGEMENT FEES AND TRANSACTIONS
WITH AFFILIATES

The Trust has entered into an Investment Management Agreement with the Adviser for management of each Fund's portfolio and for the administration of other Trust affairs. As compensation for its services, the Adviser receives a fee based on the net assets of the Funds as of the close of business on each valuation day. The adviser fee is computed based on an annual rate of the average daily net assets of each Fund as follows:


                            Money Market Fund  .50%
                            Tax-Exempt Fund    .50%
                            Income Fund        .60%

                            Growth Fund        .25%
                            Total Return Fund  .70%


The Trust has also entered into an Administrative Services Agreement with the Adviser. Under the agreement, effective June 1, 1994, the Adviser appoints various broker-dealers and other firms to provide, or itself provides, information and administrative services to the Funds' shareholders. The administration fee is computed at an annual rate of .25% of each Fund's average daily net assets, with the exception of the Money Market Fund, which does not pay the administration fee.

The Adviser has entered into a Sub-Advisory Agreement with PPM America, Inc., an affiliate of the Adviser. The sub-advisory fee, which is paid by the Adviser, is at an annual rate of .035% of each Fund's average daily net assets.

Trustees not affiliated with Jackson National or the Adviser receive a fee of one thousand dollars for each meeting of the Board of Trustees attended. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees. The Trust paid fees of $8,000 to non-affiliated Trustees for the year ended October 31, 1995.

Each Fund is charged for those expenses that are directly attributable to it, such as advisory, administration, custodian, accounting services and certain shareholder service fees, while other expenses that cannot be directly attributable to a Fund are allocated in equal proportion to each Fund. Each Fund earns credits on uninvested cash balances. These credits are used to offset custodian expenses and are not included in the total operating expenses for purposes of calculating the Adviser expense reimbursements for all Funds. Each Fund could have invested cash balances in an income producing asset if it had not agreed to a reduction in custodian expenses under the expense offset arrangement.

The Adviser reimburses the Funds for annual expenses in excess of the lowest expense limitation imposed by the states. In addition to this reimbursement, the Adviser has voluntarily reimbursed the Funds for total operating expenses (before custodian expense reduction) exceeding the following percentages of average daily net assets:


                            Money Market Fund   .50%
                            Tax-Exempt Fund     .90%
                            Income Fund        1.00%
                            Growth Fund         .25%
                            Total Return Fund  1.20%

Prior to May 1, 1995, the Adviser reimbursed all expenses in the Money Market Fund. Prior to October 1, 1994, the expenses that exceeded .50% of average daily net assets in the Growth Fund were reimbursed by the Adviser. Voluntary reimbursements to these Funds may be modified or discontinued at any time by the Adviser.

For the year ended October 31, 1995, the Adviser, who is also the distributor of the Funds, received sales charges of $18,104; $16,946; $71,151; and $48,200 on sales of shares of the Tax-Exempt Fund, Income Fund, Growth Fund, and Total Return Fund, respectively.

NOTE 4 - INVESTMENT TRANSACTIONS

During the year ended October 31, 1995, purchases and sales or maturities of securities, other than short-term obligations, were as follows (in thousands):


                         Tax-                     Total
                       Exempt   Income  Growth   Return
                         Fund     Fund    Fund     Fund
                      -------  -------  ------  -------
Purchases             $17,748  $21,853  $1,889  $22,840
Proceeds from
sales and maturities   24,022   26,407  26,062   38,163


Included in these transactions were purchases and sales of U.S. Government obligations in the Income Fund of $16,807,266, and $10,606,269, respectively, and in the Total Return Fund of $12,015,015, and $11,242,689, respectively.

Cost of investments is substantially the same for financial reporting purposes and federal income tax purposes.

The gross unrealized appreciation and depreciation on investments at October 31, 1995, were as follows (in thousands):

                  Tax-                   Total
                Exempt  Income  Growth  Return
                  Fund    Fund    Fund    Fund
                ------  ------  ------  ------
Appreciation      $650    $558  $3,083  $3,051
Depreciation        (7)    (56)   (305)    (63)
                ------  ------  ------  ------
Net unrealized
  appreciation    $643    $502  $2,778  $2,988
                ======  ======  ======  ======





NOTE 5 - TRUST TRANSACTIONS

Transactions in trust shares were as follows (in thousands):

                       Money         Tax-                      Total
                      Market       Exempt   Income   Growth   Return
                        Fund         Fund     Fund     Fund     Fund
                 -----------  -----------  -------  -------  -------
For year ended October 31, 1995:

Shares purchased      41,295           66       61      234      162
Income dividends
reinvested             1,105          107      143       73      132
Capital gain
distributions
reinvested                 0           19        0       17        2
Shares redeemed      (27,404)      (1,092)  (1,119)  (2,423)  (1,763)
                 -----------  -----------  -------  -------  -------
Net increase
(decrease)
of trust shares       14,996         (900)    (915)  (2,099)  (1,467)
                 ===========  ===========  =======  =======  =======


                       Money         Tax-                      Total
                      Market       Exempt   Income   Growth   Return
                        Fund         Fund     Fund     Fund     Fund
                 -----------  -----------  -------  -------  -------

For year ended October 31, 1994:
Shares purchased       9,912          148      183      264      371
Income dividends
reinvested               234          127      168       61      117
Capital gain
distributions
reinvested                 0            0       18        1       97
Shares redeemed       (5,159)         (61)     (74)     (75)     (76)
                 -----------  -----------  -------  -------  -------
Net increase of
trust shares           4,987          214      295      251      509
                 ===========  ===========  =======  =======  =======




In February 1995, Jackson National redeemed approximately 2,100,000; 1,040,000; 1,047,000; and 1,630,000 shares in the Money Market Fund, Tax-Exempt Fund, Income Fund and Total Return Fund, respectively. In March 1995, Jackson National redeemed approximately 2,277,000 shares of the Growth Fund. Jackson National continues to have ownership of more than 25% of the outstanding shares of the Tax-Exempt Fund, Income Fund, Growth Fund and Total Return Fund.

                       JACKSON NATIONAL MONEY MARKET FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1995

                                          Principal       Market
                                           Amount         Value
COMMERCIAL PAPER - 100%
CAPTIVE FINANCE COMPANIES - 20.01%
   American Express Credit
      5.70%, 11/17/1995                    $300,000       $299,240
   American Express Credit
      5.70%, 12/29/1995                     650,000        644,031
   Chrysler Financial Corporation
      5.75%, 11/03/1995                     350,000        349,888
   Chrysler Financial Corporation
      5.70%, 11/07/1995                     700,000        699,335
   Ford Motor Credit Corporation
      5.67%, 11/22/1995                     450,000        448,512
   Ford Motor Credit Corporation
      5.69%, 01/12/1995                     500,000        494,310
   General Motors Acceptance Corporation
      5.67%, 11/16/1995                     710,000        708,323
   General Motors Acceptance Corporation
      5.60%, 12/18/1995                     235,000        233,282
   J.C. Penney Funding Corporation
      5.73%, 11/06/1995                     815,000        814,351
   J.C. Penney Funding Corporation
      5.72%, 12/08/1995                     150,000        149,118
                                                         ---------
         Subtotal                                        4,840,390

COMPUTERS & TECHNOLOGY - 6.48%
   Hewlett-Packard Company
      5.60%, 12/21/1995                     875,000        868,194
   IBM Corporation
      5.75%, 11/15/1995                     700,000        698,435
                                                         ---------
         Subtotal                                        1,566,629

CONSUMER FINANCE - 12.90%
   American General Finance Corporation
      5.72%, 11/27/1995                     115,000        114,525
   American General Finance Corporation
      5.69%, 12/15/1995                     280,000        278,053
   American General Finance Corporation
      5.70%, 01/29/1996                     545,000        537,320
   Beneficial Corporation
      5.72%, 12/06/1995                     435,000        432,581
   Household Finance Corporation
      5.73%, 11/30/1995                     165,000        164,238
   Household Finance Corporation
      5.70%, 12/04/1995                     800,000        795,820
   Norwest Financial, Inc.
      5.70%, 11/29/1995                     800,000        796,453
                                                         ---------
         Subtotal                                        3,118,990

CONSUMER PRODUCTS - 13.27%
   Coca-Cola Company
      5.70%, 01/11/1996                     400,000        395,503
   ConAgra, Inc.
      5.78%, 11/10/1995                     475,000        474,314
   Hasbro, Inc.
      5.60%, 12/18/1995                     700,000        694,882
   Hasbro, Inc.
      5.69%, 12/20/1995                     250,000        248,064
   H.J. Heinz Company
      5.78%, 11/01/1995                     125,000        125,000
   H.J. Heinz Company
      5.73%, 11/14/1995                     800,000        798,345
   Tyson Foods, Inc.
      5.85%, 11/27/1995                     475,000        472,993
         Subtotal                                        3,209,101
                                                         ---------

ELECTRIC UTILITIES - .58%
   Florida Power Corporation
      5.73%, 11/14/1995                     140,000        139,710

ENERGY - 7.58%
   CHEVRON OIL FINANCE COMPANY
      5.70%, 11/29/1995                     735,000        731,741
   Consolidated Natural Gas Company
      5.72%, 11/01/1995                     297,000        297,000
   Consolidated Natural Gas Company
      5.72%, 11/02/1995                     500,000        499,921
   Dresser Industries, Inc.
      5.72%, 11/06/1995                     305,000        304,758
                                                         ---------
         Subtotal                                        1,833,420

HEALTH CARE - 4.84%
   A.H. Robins Company, Inc.
      5.72%, 01/16/1996                     325,000        321,075
   Allergan, Inc.
      5.66%, 12/05/1995                     250,000        248,664
   American Home Products
      5.75%, 11/02/1995                     600,000        599,904
                                                         ---------
         Subtotal                                        1,169,643


INDEPENDENT FINANCE COMPANIES - 11.04%
   Associates Corporation
      5.68%, 12/22/1995                     885,000        877,879
   CIT Group Holding, Inc.
      5.73%, 11/13/1995                     505,000        504,035
   CIT Group Holding, Inc.
      5.73%, 12/14/1995                     525,000        521,407
   General Electric Capital Corporation
      5.70%, 11/20/1995                     505,000        503,481
   General Electric Capital Corporation
      5.69%, 11/27/1995                     265,000        263,911
                                                         ---------
         Subtotal                                        2,670,713

INSURANCE - 3.82%
   USAA Capital Corporation
      5.67%, 12/19/1995                     930,000        922,969

MORTGAGE BANKING - 3.93%
   Countrywide Funding Corporation
      5.77%, 12/07/1995                     450,000        447,404
   Countrywide Funding Corporation
      5.77%, 12/08/1995                     505,000        502,005
                                                         ---------
         Subtotal                                          949,409

RETAIL - 2.37%
   Wal-Mart Corporation
      5.72%, 11/21/1995                     575,000        573,173

TELECOMMUNICATIONS - 13.18%
   AT&T Corporation
      5.65%, 11/21/1995                     265,000        264,168
   AT&T Corporation
      5.65%, 11/22/1995                     210,000        209,308
   BellSouth Telecommunications, Inc.
      5.72%, 11/13/1995                     930,000        928,227
   GTE Northwest, Inc.
      5.73%, 11/09/1995                     900,000        898,854
   GTE Corporation
      5.78%, 11/28/1995                     225,000        224,025
   GTE Corporation
      5.79%, 11/28/1995                     365,000        363,415
   US West Communications, Inc.
      5.75%, 11/08/1995                     300,000        299,664
                                                         ---------
         Subtotal                                        3,187,661
                                                         ---------
TOTAL INVESTMENTS - 100%
   (amortized cost $24,181,808)                        $24,181,808
                                                       ===========

The accompanying notes to financial statements are an integral part of this schedule.

                        JACKSON NATIONAL TAX-EXEMPT FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1995

                                              Principal      Market
                                               Amount        Value
MUNICIPAL BONDS - 99.53%
ARIZONA - 2.59%
   Arizona State Transportation Board
      Highway Revenue
      4.70%, 07/01/2005                       $350,000       $345,912
   Salt River Project AZ Electric
      Systems Revenue
      5.20%, 01/01/2002                        200,000        206,910
                                                           ----------
         Subtotal                                             552,822

COLORADO - 1.25%
   Aurora CO
      4.75%, 11/01/2014                        300,000        266,868

CONNECTICUT - 1.96%
   Connecticut State Housing Financing
      Authority 6.70%, 11/15/2012              400,000        419,304

FLORIDA - 5.32%
   Florida State
      5.125%, 07/01/2017                       300,000        279,372
   Florida State Board Education Capital
      Outlay 5.00%, 06/01/2015                 500,000        461,215
   Jacksonville FL Electric Authority Revenue
      5.20%, 10/01/2009                        400,000        396,080
                                                           ----------
         Subtotal                                           1,136,667

GEORGIA - 4.49%
   DeKalb County GA Water & Sewer Revenue
      5.125%, 10/01/2014                       400,000        377,988
   Georgia State Series D
      6.80%, 08/01/2006                        500,000        580,880
                                                           ----------
         Subtotal                                             958,868

ILLINOIS - 8.56%
   Chicago IL Metropolitan Water
      5.40%, 12/01/2006                        400,000        413,128
   Chicago IL Public Building Revenue
      5.80%, 01/01/2013 (a)                    250,000        252,098
   Chicago IL Wastewater Transmission Revenue
      5.375%, 01/01/2013 (a)                   500,000        488,730
   Illinois Health Facilities Authority
      Revenue 6.00%, 02/15/2019                250,000        240,285
   Illinois State Sales Tax Revenue Series M
      6.80%, 06/15/2009                        400,000        434,168
                                                           ----------
         Subtotal                                           1,828,409

INDIANA - 3.65%
   Indiana State Office Building Commission
      Correctional Facilities Revenue
      6.375%, 07/01/2016                       350,000        361,452
   Indianapolis IN Transportation Revenue
      6.00%, 07/01/2010                        405,000        418,458
                                                           ----------
         Subtotal                                             779,910

KENTUCKY - 2.41%
   Kentucky State Turnpike Authority Economic
      Development Revenue
      5.375%, 01/01/2000                       500,000        515,655

MARYLAND - 5.92%
   Maryland State Department of Transportation
      6.25%, 09/01/2003                        350,000        377,783
   University of Maryland System Auxiliary
      Facility & Tuition Revenue
      6.30%, 02/01/2008                        365,000        392,094
   Washington Suburban Sanitation District
      Maryland 3.75%, 06/01/1998               500,000        494,750
                                                           ----------
         Subtotal                                           1,264,627

MASSACHUSETTS - 6.57%
   Boston MA Revenue
      5.75%, 02/15/2013 (b)                    330,000        330,884
   Massachusetts State Convention Center
      Authority Hynes Convention Center
      5.90%, 09/01/1998                        400,000        416,984
   Massachusetts State Health & Educational
      Facilities Authority Revenue
      5.60%, 11/01/2014                        250,000        253,053
   Massachusetts State Water Pollution
      Abatement Treatment
      5.70%, 02/01/2014                        400,000        402,936
                                                            ---------
         Subtotal                                           1,403,857

MICHIGAN - 1.89%
   Michigan State Building Authority Revenue
      5.625%, 10/01/2010                       400,000        402,904

MINNESOTA - 2.92%
   Minneapolis & St. Paul MN Housing &
      Redevelopment Authority & Health
      Care Systems
      5.00%, 11/15/2013 (c)                    300,000        277,473
   Rochester MN Health Care
      5.75%, 11/15/2021                        350,000        345,615
                                                            ---------
         Subtotal                                             623,088

MISSOURI - 2.02%
   Missouri State Environmental Improvement
      & Energy Resource Authority
      6.45%, 07/01/2008                        400,000        432,336

NEBRASKA - 1.41%
   Lincoln NE Electric Systems Revenue
      5.25%, 09/01/2015                        320,000        301,910

NEW JERSEY - 4.51%
   New Jersey Building Authority State
      Building Revenue
      5.00%, 06/15/2010 (b)                    500,000        486,325
   New Jersey Sports & Exposition
      5.20%, 01/01/2020                        510,000        477,992
                                                            ---------
         Subtotal                                             964,317

NEW YORK - 6.30%
   New York State Dormatory Authority Revenue
      5.70%, 07/01/2011 (b)                    450,000        463,149
   New York State Urban Development
      5.375%, 01/01/2012 (b)                   500,000        492,270
   Triborough Bridge & Tunnel Authority
      5.05%, 01/01/2017                        400,000        390,684
                                                            ---------
         Subtotal                                           1,346,103

NORTH CAROLINA - 1.85%
   Mecklenburg County NC
      5.00%, 04/01/2009                        400,000        395,364

OHIO - 4.60%
   Columbus OH Water System Revenue
      6.10%, 11/01/2003                        415,000        453,408
   Ohio State Public Facilities Commission
      5.75%, 11/01/2006 (c)                    500,000        529,140
                                                            ---------
         Subtotal                                             982,548

PENNSYLVANIA - 4.32%
   Pennsylvania Housing and Finance Authority
      5.55%, 07/01/2007 (d)                    400,000        401,300
   Pennsylvania State University
      5.40%, 08/15/2004                        500,000        520,905
                                                            ---------
         Subtotal                                             922,205

SOUTH CAROLINA - 2.09%
   Columbia SC Waterworks and Sewer System
      Revenue
      6.50%, 02/01/2002                        405,000        446,120

TEXAS - 8.89%
   Dallas TX Waterworks & Sewer
      5.90%, 10/01/1999                               300,000        316,650
   Harris County TX
      5.125%, 10/01/2013                              380,000        361,175
   Lower Colorado River Authority TX Revenue
      5.25%, 01/01/2015                               300,000        279,723
   San Antonio TX Electric & Gas
      5.00%, 02/01/2014                               225,000        207,736
   Tarrant County TX Health Facilities Development
      Corporation Health System Revenue
      6.40%, 09/01/1998 (a)                           500,000        527,805
   University Texas University Revenue
      6.10%, 08/15/1997                               200,000        206,956
                                                                   ---------
         Subtotal                                                  1,900,045

UTAH - .89%
   Intermountain Power Agency UT Power Supply Revenue
      5.25%, 07/01/2014                               200,000        190,166

VIRGINIA - 2.72%
   Virginia State Transportation Board Transportation
      Contract Revenue
      5.25%, 05/15/2012                               600,000        581,928

WASHINGTON - 8.58%
   Seattle WA Water System Revenue
      5.50%, 06/01/2018                               410,000        394,104
   South Columbia Basin Revenue
      6.00%, 12/01/2003                               440,000        478,698
   Washington State
      6.50%, 05/01/2004                               400,000        447,304
   Washington State Public Power Supply System
      Nuclear Project
      5.45%, 07/01/2000                               500,000        513,620
                                                                   ---------
                                                                   1,833,726

WISCONSIN - 3.82%
   Wisconsin State
      6.25%, 05/01/2012                               400,000        434,536
   Wisconsin State Transportation Revenue
      4.75%, 07/01/2012                               425,000        381,263
                                                                   ---------
         Subtotal                                                    815,799
                                                                   ---------

Total Municipal Bonds
   (cost $20,622,121)                                             21,265,546
                                                                  ----------

SHORT TERM INVESTMENTS - .47%
VARIABLE RATE DEMAND NOTES - .47%
   Ohio State Water Development Authority Revenue
      11/01/2015                                      100,000        100,000
                                                                  ----------

Total Short Term Investments
   (cost $100,000)                                                   100,000
                                                                  ----------

TOTAL INVESTMENTS - 100%
   (cost $20,722,121)                                            $21,365,546
                                                                 ===========
(a)  Insured by Financial Guarantee Insurance Company.
(b)  Insured by MBIA Insurance Corporation.
(c)  Insured by AMBAC Indemnity Corporation.
(d)  Insured by Federal National Mortgage Association.

The accompanying notes to financial statements are an integral part of this schedule.

                          JACKSON NATIONAL INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1995

                                                      Shares
                                                   or Principal           Market
                                                      Amount               Value
PREFERRED STOCKS - 1.29%
ENERGY - 1.29%
   Atlantic Richfield Company
      9.00% Convertible                               12,445                $     280,013
                                                                            -------------
Total Preferred Stocks
   (cost $335,293)                                                                280,013
                                                                            -------------
CORPORATE OBLIGATIONS - 17.80%
AEROSPACE & DEFENSE - 1.03%
   Northrop Grumman Corporation
      8.625%, 10/15/2004                       $    200,000                       223,156

CAPITAL GOODS & MANUFACTURING - 1.42%
   Case Corporation
      7.25%, 08/01/2005                             300,000                       307,065

CHEMICALS - 2.08%
   Occidental Petroleum Corporation
      8.75%, 01/15/2023                             200,000                       229,162
   Union Carbide Corporation
      8.75%, 08/01/2022                             200,000                       221,080
                                                                            -------------
         Subtotal                                                                 450,242

CONSUMER PRODUCTS - .93%
   Joseph Seagram & Sons
      7.00%, 04/15/2008                             200,000                       201,248

DOMESTIC BANKS - .97%
   Nationsbank Corporation
      7.75%, 08/15/2015                             200,000                       209,894

ENERGY - 3.64%
   Phillips Petroleum Company
      8.86%, 05/15/2022                             200,000                       221,044
   Vastar Resources, Inc.
      8.75%, 02/01/2005                             250,000                       280,788
   Western Atlas, Inc.
      8.55%, 06/15/2024                             250,000                       287,820
                                                                            -------------
         Subtotal                                                                 789,652

FOREIGN GOVERNMENT - .68%
   Quebec Province
      7.50%, 07/15/2023                             150,000                       148,665

INDEPENDENT FINANCE COMPANIES - 2.34%
   Associates Corporation North America
      8.625%, 11/15/2004                            200,000                       227,440
   Household Finance Corporation
      9.00%, 09/28/2001                             250,000                       279,715
                                                                            -------------
         Subtotal                                                                 507,155

INSURANCE - 1.03%
   American Reinsurance Corporation
      10.875%  09/15/2004                           200,000                       222,752

MEDIA - .53%
   Tele-Communications, Inc.
      9.80%, 02/01/2012                             100,000                       114,556

METALS & MINING - 2.12%
   ASARCO, Inc.
      7.875%, 04/15/2013                            200,000                       205,142
   WMC Finance Limited USA
      7.25%, 11/15/2013                             250,000                       253,623
                                                                            -------------
         Subtotal                                                                 458,765

PAPER & FOREST PRODUCTS - 1.03%
   Georgia-Pacific Corporation
      9.50%, 05/15/2022                             200,000                       223,190
                                                                            -------------

Total Corporate Obligations
   (cost $3,616,502)                                                            3,856,340
                                                                            -------------

U.S. GOVERNMENT SECURITIES - 80.91%
U.S. TREASURY BONDS - 16.37%
   U.S. Treasury Bond
      11.125%, 08/15/2003                           185,000                       243,245
   U.S. Treasury Bond
      10.625%, 08/15/2015                           250,000                       368,945
   U.S. Treasury Bond
      7.25%, 05/15/2016                             200,000                       218,938
   U.S. Treasury Bond
      8.125%, 08/15/2019                            215,000                       258,806
   U.S. Treasury Bond
      8.50%, 02/15/2020                           1,500,000                     1,875,240
   U.S. Treasury Bond
      7.625%, 02/15/2025                            500,000                       580,470
                                                                            -------------
         Subtotal                                                               3,545,644

U.S. TREASURY NOTES - 64.54%
   U.S. Treasury Note
      7.375%, 05/15/1996                          1,350,000                     1,362,447
   U.S. Treasury Note
      7.50%, 12/31/1996                             750,000                       765,585
   U.S. Treasury Note
      6.75%, 05/31/1997                           2,300,000                     2,337,743
   U.S. Treasury Note
      6.00%, 11/30/1997                             200,000                       201,468
   U.S. Treasury Note
      5.625%, 01/31/1998                          1,200,000                     1,198,872
   U.S. Treasury Note
      6.125%, 05/15/1998                            735,000                       742,695
   U.S. Treasury Note
      5.125%, 11/30/1998                          1,200,000                     1,180,128
   U.S. Treasury Note
      6.75%, 06/30/1999                           1,880,000                     1,939,634
   U.S. Treasury Note
      6.25%, 05/31/2000                             500,000                       508,515
   U.S. Treasury Note
      8.50%, 11/15/2000                           1,150,000                     1,282,606
   U.S. Treasury Note
      6.375%, 08/15/2002                          1,300,000                     1,333,514
   U.S. Treasury Note
      7.875%, 11/15/2004                            450,000                       507,163
   U.S. Treasury Note
      6.50%, 05/15/2005                             600,000                       621,000
                                                                            -------------
         Subtotal                                                              13,981,370
                                                                            -------------

Total U.S. Government Securities
   (cost $17,209,981)                                                          17,527,014
                                                                            -------------

TOTAL INVESTMENTS - 100%
   (cost $21,161,776)                                                       $  21,663,367
                                                                            =============

The accompanying notes to financial statements are an integral part of this schedule.

                          JACKSON NATIONAL GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1995


                                                                          MARKET
                                                     SHARES               VALUE
                                                   ---------           ----------
PREFERRED STOCK - 0.00%
DIVERSIFIED - 0.00%
          Teledyne, Inc. Series E                        2                     29
                                                                         --------
Total Preferred Stock
     (cost $0)                                                                 29
                                                                         --------
WARRANTS - 0.00%
ENGINEERING - 0.00%
         Emcor Group, Inc. Warrant-Z                     2                      -
                                                                         --------
Total Warrants
     (cost $0)                                                                  -
                                                                         --------
COMMON STOCKS - 100%
AEROSPACE & DEFENSE - 2.66%
           Allied-Signal, Inc.                          871                 37,017
           Applied Materials, Inc.  (a)                 600                 30,075
           Boeing Company                             1,046                 68,644
           EG&G, Inc.                                   155                  2,887
           General Dynamics Corporation                 182                 10,078
           Lockheed Martin Corporation                  612                 41,692
           Loral Corporation                            540                 15,998
           McDonnell Douglas Corporation                339                 27,713
           Northrop Grumman Corporation                 139                  7,958
           Raytheon Company                             712                 31,061
           Rockwell International Corporation           700                 31,150
           Textron, Inc.                                253                 17,394
           United Technologies Corporation              356                 31,595
           Western Atlas, Inc. (a)                      149                  6,537
                                                                         ---------
                Subtotal                                                   359,799

APPAREL & TEXTILES - 0.41%
           Fruit of the Loom, Inc. - Class A (a)        200                  3,475
           Liz Claiborne, Inc.                          220                  6,243
           NIKE, Inc. - Class B                         418                 23,721
           Reebok International, Ltd.                   234                  7,956
           Russell Corporation - Class A                113                  2,797
           Springs Industries, Inc.                      50                  2,144
           V.F. Corporation                             187                  8,953
                                                                         ---------
                Subtotal                                                    55,289

AUTOMOTIVE - 2.49%
           Chrysler Corporation                       1,200                 61,950
           Cooper Tire & Rubber Company                 236                  5,457
           Dana Corporation                             400                 10,250
           Echlin, Inc.                                 167                  5,970
           Ford Motor Company                         3,300                 94,875
           General Motors Corporation                 2,350                102,813
           Genuine Parts Company                        400                 15,850
           Goodyear Tire & Rubber Company               500                 19,000
           Pep Boys-Manny, Moe & Jack                   173                  3,784
           Snap-On, Inc.                                121                  5,127
           TRW, Inc.                                    185                 12,164
                                                                         ---------
                Subtotal                                                   337,240

BROKERAGE - 0.49%
           Merrill Lynch & Company, Inc.                544                 30,192
           Morgan Stanley Group, Inc.                   250                 21,750
           Salomon, Inc.                                400                 14,450
                                                                         ---------
                Subtotal                                                    66,392

CAPITAL GOODS & MANUFACTURING - 5.74%
           AMP, Inc.                                    700                 27,475
           Ball Corporation                              84                  2,320
           Briggs & Stratton Corporation                 82                  3,311
           Browning-Ferris Industries, Inc.             672                 19,572
           Caterpillar, Inc.                            650                 36,481
           Cincinnati Milacron, Inc.                     95                  2,446
           Cooper Industries, Inc.                      310                 10,463
           Corning, Inc.                                800                 20,900
           Crane Company                                 85                  3,007
           Cummins Engine Company, Inc.                 117                  4,110
           Deere & Company                              247                 22,076
           Dover Corporation                            326                 12,877
           Eaton Corporation                            225                 11,531
           Emerson Electric Company                     700                 49,875
           Fluor Corporation                            239                 13,503
           FMC Corporation (a)                          103                  7,377
           Foster Wheeler Corporation                   101                  3,788
           General Electric Company                   5,300                335,225
           General Signal Corporation                   133                  4,239
           Giddings & Lewis, Inc.                        97                  1,564
           Grainger (W.W.), Inc.                        145                  9,062
           Harnischfeger Industries, Inc.               130                  4,095
           Honeywell, Inc.                              369                 15,498
           Illinois Tool Works, Inc.                    400                 23,250
           Ingersoll-Rand Company                       301                 10,648
           Johnson Controls, Inc.                       115                  6,699
           Laidlaw, Inc. - Class B                      849                  7,641
           Morrison Knudsen Corporation                  93                    605
           NACCO Industries, Inc. - Class A              25                  1,431
           Navistar International Corporation (a)       212                  2,173
           Ogden Corporation                            137                  3,117
           PACCAR, Inc.                                 110                  4,592
           Pall Corporation                             335                  8,166
           Parker-Hannifin Corporation                  207                  6,986
           Raychem Corporation                          122                  5,658
           Safety-Kleen Corporation                     163                  2,506
           Thomas & Betts Corporation                    55                  3,554
           Timken Company                                88                  3,542
           Trinova Corporation                           81                  2,278
           Varity Corporation (a)                       124                  4,495
           Westinghouse Electric Corporation          1,200                 16,950
           WMX Technologies, Inc.                     1,500                 42,188
           Zurn Industries, Inc.                         35                    875
                                                                         ---------
                Subtotal                                                   778,149

CHEMICALS - 3.01%
           Air Products & Chemicals, Inc.               323                 16,675
           Avery Dennison Corporation                   155                  6,936
           B.F. Goodrich Company                         73                  4,809
           Dow Chemical Company                         900                 61,762
           Du Pont (E.I.) De Nemours & Company        1,700                106,038
           Eastman Chemical Company                     236                 14,042
           Ecolab, Inc.                                 191                  5,539
           Grace (W.R.) & Company                       268                 14,941
           Great Lakes Chemical Corporation             195                 13,089
           Hercules, Inc.                               339                 18,094
           Mallinckrodt Group, Inc.                     216                  7,506
           Millipore Corporation                        140                  4,953
           Monsanto Company                             335                 35,091
           Morton International, Inc.                   500                 15,250
           Nalco Chemical Company                       192                  5,760
           PPG Industries, Inc.                         700                 29,750
           Praxair, Inc.                                500                 13,500
           Rohm & Haas Company                          193                 10,663
           Sigma-Aldrich Corporation                    141                  6,698
           Union Carbide Corporation                    424                 16,059
                                                                         ---------
                Subtotal                                                   407,155

COMPUTERS & TECHNOLOGY - 10.83%
           Advanced Micro Devices, Inc.                                311                  7,425
           Amdahl Corporation (a)                                      400                  3,700
           Andrew Corporation (a)                                      108                  4,563
           Apple Computer, Inc.                                        400                 14,525
           Autodesk, Inc.                                              133                  4,522
           Automatic Data Processing, Inc.                             500                 35,750
           Cabletron Systems (a)                                       200                 15,725
           Ceridian Corporation (a)                                    127                  5,524
           Cisco Systems, Inc. (a)                                     900                 69,750
           COMPAQ Computer Corporation (a)                             860                 47,945
           Computer Associates International, Inc.                     750                 41,250
           Computer Sciences Corporation (a)                           155                 10,366
           Cray Research, Inc. (a)                                      72                  1,494
           Data General Corporation (a)                                102                  1,173
           Digital Equipment Corporation (a)                           500                 27,063
           DSC Communications Corporation (a)                          400                 14,800
           First Data Corporation                                      700                 46,288
           Harris Corporation                                          111                  6,452
           Hewlett-Packard Company                                   1,572                145,606
           Intel Corporation                                         2,550                178,181
           Intergraph Corporation  (a)                                 126                  1,528
           International Business Machines Corporation               1,793                174,369
           Micron Technology, Inc.                                     650                 45,906
           Microsoft  Corporation (a)                                1,800                180,000
           Motorola, Inc.                                            1,900                124,688
           National Semiconductor Corporation (a)                      358                  8,726
           Novell, Inc. (a)                                          1,122                 18,513
           Oracle Systems Corporation (a)                            1,400                 61,075
           Perkin-Elmer Corporation                                    120                  4,215
           Pitney Bowes, Inc.                                          450                 19,631
           Scientific-Atlanta, Inc.                                    214                  2,648
           Silicon Graphics Corporation (a)                            520                 17,290
           Sun Microsystems, Inc. (a)                                  271                 21,138
           Tandem Computers, Inc.  (a)                                 400                  4,500
           Tektronix, Inc.                                              86                  5,096
           Texas Instruments, Inc.                                     600                 40,950
           Unisys Corporation (a)                                      600                  3,375
           Xerox Corporation                                           400                 51,900
                                                                                         ---------
                Subtotal                                                                 1,467,650

CONSUMER PRODUCTS - 12.83%
           Alberto-Culver Company - Class B                             80                  2,510
           American Brands, Inc.                                       581                 24,910
           American Greetings Corporation - Class A                    210                  6,615
           Anheuser-Busch Companies, Inc.                              800                 52,800
           Archer-Daniels-Midland Company                            1,667                 26,880
           Avon Products, Inc.                                         199                 14,154
           Bausch & Lomb, Inc.                                         167                  5,782
           Black & Decker Corporation                                  245                  8,299
           Brown Group, Inc.                                            51                    701
           Brown-Forman Corporation - Class B                          195                  7,434
           Campbell Soup Company                                       800                 41,900
           Clorox Company                                              153                 10,978
           Coca-Cola Company                                         3,950                283,906
           Colgate-Palmolive Company                                   500                 34,625
           ConAgra, Inc.                                               800                 30,900
           Coors (Adolph) Company - Clss B                             108                  1,931
           CPC International, Inc.                                     500                 33,188
           CUC International, Inc.  (a)                                600                 20,775
           Dial Corporation                                            300                  7,313
           Eastman Kodak Company                                     1,043                 65,319
           General Mills, Inc.                                         600                 34,425
           Gillette Company                                          1,358                 65,693
           H.J. Heinz Company                                          800                 37,200
           Hershey Foods Corporation                                   248                 14,818
           International Flavors & Fragrances, Inc                     400                 19,300
           Jostens, Inc.                                               128                  2,896
           Kellogg Company                                             700                 50,575
           National Service Industries, Inc.                           139                  4,135
           Newell Company                                              500                 12,063
           Pepsico, Inc.                                             2,500                131,875
           Philip Morris Companies, Inc.                             2,600                219,700
           Pioneer Hi-Bred International, Inc.                         243                 12,059



           Polaroid Corporation                         130                  5,557
           Premark International, Inc.                  182                  8,417
           Proctor & Gamble Company                   2,150                174,150
           Quaker Oats Company                          500                 17,063
           Ralston-Ralston Purina Group                 400                 23,750
           Rubbermaid, Inc.                             550                 14,369
           Sara Lee Corporation                       1,500                 44,062
           Seagram Company, Ltd.                      1,142                 41,112
           Service Corporation International            300                 12,038
           Sherwin-Williams Company                     244                  9,180
           Unilever N.V.                                500                 65,500
           UST, Inc.                                    579                 17,370
           Wrigley (W.M.) Jr. Company                   400                 18,600
           Zenith Electronics Corporation (a)           125                  1,047
                                                                         ---------
                Subtotal                                                 1,737,874

DIVERSIFIED - 1.45%
           Alco Standard Corporation                    156                 13,806
           ITT Corporation                              400                 49,000
           Loews Corporation                            200                 29,325
           Minnesota Mining & Manufacturing Compan    1,300                 73,938
           Teledyne, Inc.                               156                  3,880
           Tyco International, Ltd.                     300                 18,225
           Whitman Corporation                          400                  8,500
                                                                         ---------
                Subtotal                                                   196,674

DOMESTIC BANKS - 6.64%
           Ahmanson (H.F.) & Company                    400                 10,000
           Banc One Corporation                       1,200                 40,500
           Bank of Boston Corporation                   494                 21,983
           Bank of New York Company, Inc.               700                 29,400
           BankAmerica Corporation                    1,179                 67,792
           Bankers Trust  New York Corporation          222                 14,153
           Barnett Banks, Inc.                          277                 15,304
           Boatmen's Bancshares, Inc.                   368                 13,984
           Chase Manhattan Corporation                  517                 29,469
           Chemical Banking Corporation                 800                 45,500
           Citicorp                                   1,235                 80,121
           Corestates Financial Corporation             417                 15,168
           First Bank System, Inc.                      425                 21,144
           First Chicago Corporation                    262                 17,783
           First Fidelity Bancorporation                233                 15,232
           First Interstate Bancorp                     228                 29,412
           First Union Corporation                      508                 25,210
           Fleet Financial Group, Inc.                  500                 19,375
           Golden West Financial Corporation            171                  8,571
           Great Western Financial Corporation          603                 13,643
           KeyCorp                                      800                 27,000
           MBNA Corporation                             500                 18,438
           Mellon Bank Corporation                      500                 25,062
           Morgan (J.P.) & Company                      600                 46,275
           National City Corporation                    429                 13,245
           Nationsbank Corporation                      850                 55,888
           NBD Bancorp, Inc.                            500                 19,000
           Norwest Corporation                        1,000                 29,500
           PNC Bank Corporation                         750                 19,688
           Republic New York Corporation                160                  9,380
           Shawmut National Corporation                 450                 15,244
           Suntrust Banks, Inc.                         337                 21,736
           U.S. Bancorp, Inc.                           278                  8,236
           Wachovia Corporation                         600                 26,475
           Wells Fargo & Company                        149                 31,309
                                                                         ---------
                Subtotal                                                   900,220


ELECTRIC UTILITIES - 3.94%
           American Electric Power Company, Inc.        600                 22,875
           Baltimore Gas & Electric Company             500                 13,375
           Carolina Power & Light Company               500                 16,375
           Central & Southwest Corporation              700                 18,725
           Cinergy Corporation                          500                 14,188
           Consolidated Edison Company of New York      800                 24,300
           Detroit Edison Company                       500                 16,875
           Dominion Resources, Inc.                     600                 23,850
           Duke Power Company                           809                 36,203


           Entergy Corporation                          698                 19,893
           FPL Group, Inc.                              700                 29,313
           General Public Utilities Corporation         400                 12,500
           Houston Industries, Inc.                     400                 18,550
           Niagara Mohawk Power Corporation             500                  5,375
           Northern States Power Company                189                  8,930
           Ohio Edison Company                          500                 11,438
           Pacific Gas & Electric Company             1,400                 41,125
           Pacificorp                                   900                 16,988
           PECO Energy Company                          740                 21,645
           Public Service Enterprise Group, Inc.        800                 23,500
           SCE Corporation                            1,400                 23,800
           Southern Company                           2,100                 50,137
           Texas Utilities Company                      800                 29,400
           Unicom Corporation                           720                 23,580
           Union Electric Company                       291                 11,349
                                                                         ---------
                Subtotal                                                   534,289

ENERGY - 9.68%
           Amerada Hess Corporation                     265                 11,958
           Amoco Corporation                          1,533                 97,920
           Ashland, Inc.                                230                  7,274
           Atlantic Richfield Company                   500                 53,375
           Baker Hughes, Inc.                           500                  9,813
           Burlington Resources, Inc.                   400                 14,400
           Chevron Corporation                        2,050                 95,837
           Coastal Corporation                          299                  9,680
           Columbia Gas System, Inc. (a)                143                  5,506
           Consolidated Natural Gas Company             265                 10,070
           Dresser Industries, Inc.                     600                 12,450
           Eastern Enterprises                           58                  1,733
           Enron Corporation                            800                 27,500
           ENSERCH Corporation                          189                  2,740
           Exxon Corporation                          3,900                297,863
           Halliburton Company                          400                 16,600
           Helmerich & Payne, Inc.                       70                  1,811
           Kerr-McGee Corporation                       146                  8,048
           Louisiana Land & Exploration                  94                  3,325
           McDermott International, Inc.                152                  2,413
           Mobil Corporation                          1,200                120,900
           Nicor, Inc.                                  147                  3,951
           NorAm Energy Corporation                     400                  3,100
           Occidental Petroleum Corporation             972                 20,898
           ONEOK, Inc.                                   75                  1,828
           Oryx Energy Company                          400                  4,600
           Pacific Enterprises                          300                  7,425
           Panhandle Eastern Corporation                500                 12,625
           Pennzoil Company                             130                  4,908
           Peoples Energy Corporation                    98                  2,817
           Phillips Petroleum Company                   860                 27,735
           Rowan Companies, Inc.  (a)                   238                  1,577
           Royal Dutch Petroleum Company              1,700                208,888
           Santa Fe Energy Resources, Inc.              254                  2,254
           Schlumberger, Ltd.                           800                 49,800
           Sonat, Inc.                                  246                  7,072
           Sun Company, Inc.                            210                  6,011
           Tenneco, Inc.                                544                 23,868
           Texaco, Inc.                                 900                 61,313
           The Williams Companies, Inc.                 310                 11,974
           Unocal Corporation                           800                 21,000
           USX Corporation - Marathon Group             920                 16,330
                                                                         ---------
                Subtotal                                                 1,311,190

HEALTHCARE - 10.19%
           Abbott Laboratories                        2,500                 99,375
           Allergan, Inc.                               179                  5,258
           ALZA Corporation (a)                         300                  6,600
           American Home Products Corporation           944                 83,662
           Amgen, Inc. (a)                              850                 40,800
           Bard (C.R.), Inc.                            147                  4,153
           Baxter International, Inc.                   900                 34,763
           Becton, Dickinson & Company                  192                 12,480
           Beverly Enterprises, Inc. (a)                300                  3,525
           Biomet, Inc. (a)                             335                  5,569


           Boston Scientific Corporation (a)            500                 21,062
           Bristol-Myers Squibb Company               1,573                119,941
           Columbia/HCA Healthcare Corporation        1,380                 67,793
           Community Psychiatric Centers                123                  1,338
           Eli Lilly & Company                          950                 91,794
           Johnson & Johnson                          2,000                163,000
           Manor Care, Inc.                             176                  5,764
           Medtronic, Inc.                              700                 40,425
           Merck & Company , Inc.                     3,850                221,375
           Pfizer, Inc.                               2,000                114,750
           Schering-Plough Corporation                1,200                 64,350
           Shared Medical Systems Corporation            65                  2,511
           St. Jude Medical, Inc.                       131                  6,976
           Tenet Healthcare Corporation (a)             700                 12,512
           U.S. Healthcare, Inc.                        600                 23,100
           U.S. Surgical Corporation                    160                  3,920
           United HealthCare Corporation                600                 31,875
           Upjohn Company                             1,050                 53,288
           Warner-Lambert Company                       450                 38,306
                                                                         ---------
                Subtotal                                                 1,380,265

HOSPITALITY - .93%
           Hilton Hotels Corporation                    139                  9,313
           Luby's Cafeterias, Inc.                       72                  1,494
           Marriott International, Inc.                 400                 14,750
           McDonald's Corporation                     2,200                 90,200
           Ryan's Family Steak House, Inc. (a)          151                  1,170
           Shoney's, Inc. (a)                           116                  1,291
           Wendy's International, Inc.                  400                  7,950
                                                                           -------
                Subtotal                                                   126,168

HOUSING RELATED - 1.00%
           Armstrong World Industries, Inc.             106                  6,294
           Centex Corporation                            85                  2,784
           Fleetwood Enterprises, Inc.                  130                  2,665
           Home Depot, Inc.                           1,500                 55,875
           Kaufman & Broad Home Corporation              91                  1,058
           Lowe's Companies, Inc.                       600                 16,200
           Masco Corporation                            500                 14,062
           Maytag Corporation                           400                  7,600
           Owens-Corning Fiberglas Corporation  (a)     200                  8,475
           Pulte Corporation                             78                  2,467
           Stanley Works                                126                  6,016
           Whirlpool Corporation                        218                 11,554
                                                                           -------
                Subtotal                                                   135,050

INDEPENDENT FINANCE COMPANIES - 2.42%
           American Express Company                   1,600                 65,000
           Beneficial Corporation                       148                  7,252
           Dean Witter Discover & Company               600                 29,850
           Federal Home Loan Mortgage Corporation       600                 41,550
           Federal National Mortgage Association        888                 93,129
           H&R Block, Inc.                              302                 12,457
           Household International, Inc.                275                 15,469
           Transamerica Corporation                     200                 13,550
           Transport Holdings, Inc.-Class A (a)           4                    157
           Travelers Group, Inc.                        979                 49,440
                                                                           -------
                Subtotal                                                   327,854

INSURANCE - 3.08%
           Aetna Life & Casualty Company                400                 28,150
           Alexander & Alexander Services, Inc.         124                  2,774
           Allstate Corporation                       1,400                 51,450
           American General Corporation                 700                 23,013
           American International Group, Inc.         1,530                129,094
           Chubb Corporation                            249                 22,379
           CIGNA Corporation                            206                 20,420
           General Re Corporation                       236                 34,190
           Jefferson - Pilot Corporation                137                  9,042
           Lincoln National Corporation                 360                 16,065
           Marsh & McLennan Companies, Inc.             213                 17,439
           Providian Corporation                        280                 10,990
           SAFECO Corporation                           182                 11,682
           St. Paul Companies, Inc.                     240                 12,180


           Torchmark Corporation                        202                  8,383
           UNUM Corporation                             207                 10,893
           USF&G Corporation                            360                  6,030
           USLIFE Corporation                            96                  2,736
                                                                           -------
                Subtotal                                                   416,910

LEISURE & ENTERTAINMENT - 1.01%
           Bally Entertainment Corporation (a)          132                  1,452
           Brunswick Corporation                        300                  5,850
           Disney (Walt) Company                      1,595                 91,912
           Handleman Company                             95                    736
           Harrah's Entertainment Inc. (a)              292                  7,227
           Hasbro, Inc.                                 253                  7,717
           Mattel, Inc.                                 700                 20,125
           Outboard Marine Corporation                   56                  1,162
                                                                           -------
                Subtotal                                                   136,181

MEDIA - 2.80%
           Capital Cities/ABC, Inc.                     444                 52,669
           CBS, Inc.                                    175                 14,131
           Comcast Corporation Special - Class A        800                 14,300
           Donnelley (R.R.) & Sons Company              500                 18,250
           Dow Jones & Company, Inc.                    280                  9,870
           Dun & Bradstreet Corporation                 600                 35,850
           Gannett Company, Inc.                        500                 27,188
           Harcourt General, Inc.                       225                  8,916
           Harland (J.H.) Company                        86                  1,784
           Interpublic Group                            222                  8,603
           King World Productions, Inc. (a)             104                  3,627
           Knight-Ridder, Inc.                          151                  8,381
           McGraw-Hill, Inc.                            142                 11,626
           Meredith Corporation                          78                  2,788
           New York Times Company - Class A             281                  7,798
           Tele-Communications, Inc. - Class A (a)    2,000                 34,000
           Time Warner, Inc.                          1,164                 42,486
           Times Mirror Company - Class A               363                 10,527
           Tribune Company                              191                 12,057
           Viacom, Inc. - Class B (a)                 1,102                 55,100
                                                                           -------
                Subtotal                                                   379,951

METALS & MINING - 1.73%
           Alcan Aluminium, Ltd.                        700                 22,137
           Aluminum Company of America                  600                 30,600
           Armco, Inc.  (a)                             400                  2,450
           ASARCO, Inc.                                 119                  3,838
           Barrick Gold  Corporation                  1,109                 25,646
           Bethlehem Steel Corporation (a)              400                  5,250
           Crown Cork & Seal Company, Inc. (a)          255                  8,893
           Cyprus Amax Minerals Company                 261                  6,819
           Echo Bay Mines, Ltd.                         400                  3,600
           Englehard Corporation                        500                 12,437
           Freeport-McMoran Copper-B                    700                 15,925
           Homestake Mining Company                     450                  6,919
           Inco, Ltd.                                   400                 13,750
           Inland Steel Industries, Inc.                125                  2,922
           Newmont Mining Corporation                   246                  9,286
           Nucor Corporation                            249                 11,983
           Phelps Dodge Corporation                     202                 12,802
           Placer Dome, Inc.                            800                 17,500
           Reynolds Metals Company                      179                  9,017
           USX Corporation - U.S. Steel Group           300                  8,963
           Worthington Industries, Inc.                 256                  4,256
                                                                           -------
                Subtotal                                                   234,993

PAPER & FOREST PRODUCTS - 1.91%
           Bemis Company, Inc.                          144                  3,744
           Boise Cascade Corporation                    132                  4,785
           Champion International Corporation           300                 16,050
           Deluxe Corporation                           233                  6,262
           Federal Paper Board Company, Inc.            200                  8,400
           Georgia-Pacific Corporation                  261                 21,533
           International Paper Company                  800                 29,600
           James River Corporation                      230                  7,389
           Kimberly-Clark Corporation                   500                 36,312


           Louisiana-Pacific Corporation                320                  7,640
           Mead Corporation                             168                  9,681
           Moore Corporation, Ltd.                      350                  6,694
           Potlatch Corporation                          82                  3,454
           Scott Paper Company                          500                 26,625
           Stone Container Corporation                  300                  4,950
           Temple-Inland, Inc.                          159                  7,234
           Union Camp Corporation                       200                 10,175
           Westvaco Corporation                         291                  8,075
           Weyerhaeuser Company                         650                 28,681
           Willamette Industries, Inc.                  200                 11,600
                                                                          --------
                Subtotal                                                   258,884

RESTAURANTS - 0.04%
           Darden Restaurants, Inc.                     500                  5,688

RETAIL - 4.13%
           Albertson's, Inc.                            900                 29,925
           American Stores Company                      500                 14,937
           Charming Shoppes, Inc.                       290                    834
           Circuit City Stores, Inc.                    300                 10,013
           Dayton Hudson Corporation                    207                 14,231
           Dillard Department Stores, Inc. - Class A    326                  8,843
           Fleming Companies, Inc.                      105                  2,376
           Gap (The), Inc.                              500                 19,687
           Giant Food, Inc. - Class A                   167                  5,365
           Great Atlantic & Pacific Tea Co., Inc.       108                  2,187
           Kmart Corporation                          1,400                 11,375
           Kroger Company (a)                           400                 13,350
           Limited, Inc.                              1,094                 20,102
           Longs Drug Stores Corporation                 58                  2,320
           May Department Stores Company                800                 31,400
           Melville Corporation                         301                  9,632
           Mercantile Stores Company, Inc.              104                  4,667
           Nordstrom, Inc.                              237                  8,784
           Penney (J.C.) Company, Inc.                  800                 33,700
           Price/Costco, Inc. (a)                       600                 10,200
           Rite Aid Corporation                         238                  6,426
           Sears, Roebuck and Company                 1,200                 40,800
           Stride Rite Corporation                      140                  1,575
           Supervalu, Inc.                              202                  6,212
           Sysco Corporation                            600                 18,225
           Tandy Corporation                            210                 10,369
           TJX Companies, Inc.                          207                  2,794
           Toys 'R' Us, Inc. (a)                        920                 20,125
           Wal-Mart Stores, Inc.                      7,150                154,619
           Walgreen Company                             800                 22,800
           Winn-Dixie Stores, Inc.                      215                 13,975
           Woolworth Corporation                        500                  7,313
                                                                          --------
                Subtotal                                                   559,161

TELECOMMUNICATIONS - 8.92%
           Airtouch Communications, Inc. (a)          1,600                 45,600
           Alltel Corporation                           600                 18,375
           Ameritech Corporation                      1,690                 91,260
           AT&T Corporation                           4,900                313,600
           Bell Atlantic Corporation                  1,360                 86,530
           BellSouth Corporation                      1,531                117,122
           GTE Corporation                            3,000                123,750
           MCI Communications Corporation             2,150                 53,616
           Northern Telecom, Ltd.                       776                 27,936
           NYNEX Corporation                          1,317                 61,899
           Pacific Telesis Group                      1,300                 39,487
           SBC Communications Inc.                    1,900                106,163
           Sprint Corporation                         1,068                 41,118
           Tellabs, Inc. (a)                            300                 10,200
           U.S. West, Inc.                            1,500                 71,437
                                                                         ---------
                Subtotal                                                 1,208,093

TRANSPORTATION - 1.67%
           AMR Corporation (a)                          217                 14,322
           Burlington Northern Santa Fe, Inc.           460                 38,582
           Conrail, Inc.                                225                 15,469
           Consolidated Freightways, Inc.               121                  2,813


           CSX Corporation                              302                 25,292
           Delta Air Lines, Inc.                        144                  9,450
           Federal Express Corporation (a)              160                 13,140
           Norfolk Southern Corporation                 388                 29,973
           Pittston Services Group                      118                  3,245
           Roadway Services, Inc.                       114                  5,101
           Ryder System, Inc.                           222                  5,355
           Santa Fe Pacific Gold Corporation            450                  4,443
           Southwest Airlines Company                   500                 10,000
           Union Pacific Corporation                    700                 45,762
           USAir Group, Inc. (a)                        171                  2,329
           Yellow Corporation                            79                  1,037
                                                                        ----------
                Subtotal                                                   226,313
                                                                        ----------
Total Common Stocks
     (cost $10,769,062)                                                 13,547,432
                                                                        ----------
TOTAL INVESTMENTS - 100%
     (cost $10,769,062)                                                $13,547,461
                                                                       ===========
(a) Non-income producing.


The accompanying notes to financial statements are an integral part of this schedule.

                       JACKSON NATIONAL TOTAL RETURN FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1995


                                              Shares or
                                              Principal            Market
                                                Amount              Value
                                            -------------       -------------
COMMON STOCKS - 55.39%
AEROSPACE & DEFENSE - 4.36%
     Lockheed Martin Corporation                  3,900             $265,688
     Raytheon Company                             6,400              279,200
     Rockwell International Corporation           4,100              182,450
     United Technologies Corporation              3,200              284,000
                                                                   ---------
          Subtotal                                                 1,011,338

APPAREL & TEXTILES - 1.70%
     NIKE, Inc. - Class B                         2,500              141,875
     V.F. Corporation                             5,300              253,738
                                                                   ---------
          Subtotal                                                   395,613

AUTOMOTIVE - 1.52%
     Ford Motor Company                           3,900              112,125
     General Motors Corporation                   5,500              240,625
                                                                   ---------
          Subtotal                                                   352,750

CAPITAL GOODS & MANUFACTURING - 0.84%
     General Electric Company                     3,100              196,075

CHEMICALS - 1.91%
     Grace (W.R.) & Company                       3,700              206,275
     PPG Industries, Inc.                         5,600              238,000
                                                                   ---------
          Subtotal                                                   444,275

COMPUTER & TECHNOLOGY - 2.19%
     Harris Corporation                           4,300              249,937
     Xerox Corporation                            2,000              259,500
                                                                   ---------
          Subtotal                                                   509,437

CONSUMER PRODUCTS - 5.57%
     RJR Nabisco Holdings Corporation             8,500              261,375
     American Brands, Inc.                        4,500              192,937
     Anheuser-Busch Companies, Inc.               3,100              204,600
     Dial Corporation                             7,400              180,375
     Philip Morris Companies, Inc.                3,200              270,400
     Polaroid Corporation                         4,300              183,825
                                                                  ----------
          Subtotal                                                 1,293,512

DIVERSIFIED - 1.06%
     ITT Corporation                              2,000              245,000

DOMESTIC BANKS - 5.11%
     BankAmerica Corporation                      3,800              218,500
     Boatmen's Bancshares, Inc.                   5,200              197,600
     Chemical Banking Corporation                 4,200              238,875
     KeyCorp                                      7,400              249,750
     Mellon Bank Corporation                      5,600              280,700
                                                                   ---------
          Subtotal                                                 1,185,425

ELECTRIC UTILITIES - 4.42%
     General Public Utilities Corporation         8,700              271,875
     Ohio Edison Company                         11,500              263,063
     PECO Energy Company                          9,900              289,575
     Texas Utilities Company                      5,500              202,125
                                                                   ---------
          Subtotal                                                 1,026,638

ENERGY - 4.59%
     Ashland, Inc.                                8,000              253,000
     Chevron Corporation                          5,300              247,775
     Exxon Corporation                            4,000              305,500
     Texaco, Inc.                                 3,800              258,875
                                                                   ---------
          Subtotal                                                 1,065,150

HEALTHCARE - 6.22%
     Baxter International, Inc.                   5,400              208,575
     Bristol-Myers Squibb Company                 3,300              251,625
     Columbia/HCA Healthcare Corporation          4,600              225,975
     Lilly (Eli) & Company                        2,200              212,575
     U.S. Healthcare, Inc.                        7,700              296,450
     Upjohn Company                               4,900              248,675
                                                                   ---------
          Subtotal                                                 1,443,875


INDEPENDENT FINANCE COMPANIES - 3.21%
     Beneficial Corporation                       4,800              235,200
     Student Loan Marketing Association           4,400              259,050
     Transamerica Corporation                     3,700              250,675
                                                                   ---------
          Subtotal                                                   744,925

INSURANCE - 2.16%
     American General Corporation                 7,400              243,275
     CIGNA Corporation                            2,600              257,725
                                                                   ---------
          Subtotal                                                   501,000

LEISURE & ENTERTAINMENT - 0.14%
     Hasbro, Inc.                                 1,100               33,550

METALS  & MINING - 1.12%
     Phelps Dodge Corporation                     4,100              259,837

RETAIL - 3.60%
     Dayton Hudson Corporation                    3,400              233,750
     Federated Department Stores, Inc.  (a)       8,500              215,688
     Melville Corporation                         5,000              160,000
     Penney (J.C.) Company, Inc.                  5,400              227,475
                                                                   ---------
          Subtotal                                                   836,913

TELECOMMUNICATIONS - 3.21%
     BellSouth Corporation                        2,700              206,550
     Sprint Corporation                           7,200              277,200
     U.S. West, Inc.                              5,500              261,937
                                                                   ---------
          Subtotal                                                   745,687

TRANSPORTATION - 2.46
     Burlington Northern Santa Fe, Inc.           3,500              293,563
     CSX Corporation                              3,300              276,375
                                                                   ---------
          Subtotal                                                   569,938
                                                                   ---------
TOTAL COMMON STOCKS
     (cost $10,014,255)                                           12,860,938
                                                                  ----------

CORPORATE OBLIGATIONS - 9.49%
APPAREL & TEXTILES - 1.24%
     CMI Industries, Inc.
        9.50%, 10/01/2003                      $100,000               89,000
     Day International Group
        11.125%, 06/01/2005 (144A)              100,000              102,000
     Hartmarx Corporation
        10.875%, 01/15/2002                     100,000               98,000
                                                                    --------
          Subtotal                                                   289,000

CAPITAL GOODS & MANUFACTURING - 0.44%
     Case Corporation
        7.25%, 08/01/2005                       100,000              102,355

CONSUMER PRODUCTS - 1.29%
     Coty, Inc.
        10.25%, 05/01/2005                      100,000              106,250
     Joseph Seagram & Sons
        7.00%, 04/15/2008                       100,000              100,624
     Specialty Foods Company
        11.125%, 10/01/2002                     100,000               93,750
                                                                    --------
          Subtotal                                                   300,624

DOMESTIC BANKS - 0.45%
     Nationsbank Corporation
        7.75%, 08/15/2015                       100,000              104,947

FOREIGN GOVERNMENTS - 0.43%
     Quebec Province
        7.50%, 07/15/2023                       100,000               99,110

HEALTHCARE - 0.49%
     Lilly (Eli) & Company
        8.375%, 12/01/2006                      100,000              113,949

HOTEL & GAMING - 0.47%
     Showboat, Inc.
        13.00%, 08/01/2009                      100,000              110,000

HOUSING RELATED - 0.48%
     Schuller International Group, Inc.
        10.875%, 12/15/2004                     100,000              111,125

INDEPENDENT FINANCE COMPANIES - 0.49%
     Associated Corporation N.A.
        8.625%, 11/15/2004                      100,000              113,720

INSURANCE - 0.48%
     American Reinsurance Corporation
        10.875%  09/15/2004                     100,000              111,376

MEDIA - 0.90%
     Continental Cablevision, Inc.
        8.875%, 09/15/2005                      100,000              104,500
     TCI Communications, Inc.
        8.00%, 08/01/2005                       100,000              103,384
                                                                    --------
          Subtotal                                                   207,884

METALS & MINING - 1.42%
     AK Steel Corporation
        10.75%, 04/01/2004                      100,000              109,000
     UCAR Global Enterprises, Inc.
        12.00%, 01/15/2005                      105,000              118,256
     WMC Finance Limited USA
        7.25%, 11/15/2013                       100,000              101,449
                                                                    --------
          Subtotal                                                   328,705

PAPER & FOREST PRODUCTS - 0.91%
     Rainy River Forest Products, Inc.
        10.75%, 10/15/2001                      100,000              109,500
     Repap New Brunswick, Inc.
        10.625%, 04/15/2005                     100,000              102,000
                                                                    --------
          Subtotal                                                   211,500
                                                                    --------
Total Corporate Obligations
     (cost $2,153,165)                                             2,204,295
                                                                   ---------

U.S. GOVERNMENT SECURITIES - 34.26%
U.S. TREASURY BONDS - 10.23%
     U.S. Treasury Bond
        7.25%, 08/15/2004                       625,000              676,756
     U.S. Treasury Strip Bond
        0.00% to 11/15/2009; 11.75% to
        11/15/2014                              150,000               60,986
     U.S. Treasury Strip Bond
        0.00%, 02/15/2015                       300,000               98,451
     U.S. Treasury Bond
        9.00%, 11/15/2018                       650,000              848,958
     U.S. Treasury Strip Bond
        0.00%, 08/15/2021                       250,000               46,325
     U.S. Treasury Bond
        8.00%, 11/15/2021                       300,000              358,593
     U.S. Treasury Bond
        7.50%, 11/15/2024                       250,000              285,625
                                                                   ---------
          Subtotal                                                 2,375,694

U.S. TREASURY NOTES - 24.03%
     U.S. Treasury Note
        8.00%, 10/15/1996                     1,100,000            1,123,892
     U.S. Treasury Strip Note
        0.00%, 11/15/1997                       200,000              178,532
     U.S. Treasury Note
        8.875%, 11/15/1997                      850,000              902,063
     U.S. Treasury Note
        9.00%, 05/15/1998                       900,000              969,606
     U.S. Treasury Note
        5.875%, 08/15/1998                      200,000              200,938
     U.S. Treasury Note
        6.875%, 07/31/1999                    1,100,000            1,139,699
     U.S. Treasury Note
        8.00%, 05/15/2001                       700,000              770,434
     U.S. Treasury Strip Note
        0.00%, 02/15/2003                       450,000              292,895
                                                                   ---------
          Subtotal                                                 5,578,059

Total U.S. Government Securities
     (cost $7,863,311)                                             7,953,753
                                                                   ---------

SHORT TERM INVESTMENTS - 0.86%
COMMERCIAL PAPER - 0.86%
     General Electric Capital Corporation
        5.60%, 11/03/1995                       200,000              199,938

Total Short Term Investments
     (cost $199,938)                                                 199,938
                                                                     -------
TOTAL INVESTMENTS - 100%
     (cost $20,230,669)                                          $23,218,924
                                                                 ===========
(a)  Non-income producing.


The accompanying notes to financial statements are an integral part of this schedule.

APPENDIX A -- RATINGS OF INVESTMENTS

                            COMMERCIAL PAPER RATINGS

A-1, A-2 AND PRIME-1, PRIME-2 COMMERCIAL PAPER RATINGS

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;
(3) evaluation of the issuer's products in relation to competition and customer-acceptance; (4) liquidity; (5) amount and quality of long-term debt;
(6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.


                                CORPORATE BONDS

                   STANDARD & POOR'S CORPORATION BOND RATINGS

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA.   Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issued only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI.   The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.


                  MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa.   Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba.   Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment.

Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

Ca.   Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


                                MUNICIPAL BONDS

                    STANDARD & POOR'S MUNICIPAL BOND RATINGS

AAA.   Bonds rated AAA have the highest rating assigned by Standard & Poors.
Capital to pay interest and repay principal is extremely sharp.

AA.    Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A. Bonds which are rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debit in higher rated categories.

BBB.   Bonds which are rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

PLUS (+) OR MINUS (-):   The ratings from "AA" to "B" may be modified by the
addition of a plus or minus sign to show relative standing within the major rating categories.


             MOODY'S INVESTORS SERVICE, INC. MUNICIPAL BOND RATINGS

Aaa.   Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as "glit-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa.    Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa.   Bonds which are rated Baa are considered as medium grade obligations,
i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

NOTE: Moody's applies numerical modifiers, 1, 2 AND 3 in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                  JACKSON NATIONAL CAPITAL MANAGEMENT FUNDS

                                   PART C
                              OTHER INFORMATION


Note: Items 24-33 have been answered with respect to all five investment portfolios of the Registrant.

Item 24.   Financial Statements and Exhibits.

     (a)   Financial Statements

           (i) Financial statements included in Part A of the Registration Statement: Financial Highlights

           (ii) Financial statements included in Part B of the Registration Statement:

                     Report of Independent Accountants

                     Statement of Assets and Liabilities at
                     October 31, 1995

                     Statement of Operations for the year
                     ended October 31, 1995

                     Statement of Changes in Net Assets for
                     the two years ended October 31, 1995

                     Financial Highlights for the period from November 12, 1992 (commencement of operations) to October 31, 1995

                     Notes to Financial Statements

                     Schedule of Investments at October 31, 1995

     (b)  Exhibits:

Exhibit
Number    Description
-------   -----------


1. Agreement and Declaration of Trust of Registrant dated December 12, 1991, attached hereto (refiling by EDGAR)

2.        By-laws of Registrant, attached hereto (refiling by EDGAR)

3.        Not Applicable

4. Article III, Article V, Article VI, Article VIII and Article IX of the Agreement and Declaration of Trust of the Registrant, attached hereto; Section 2, Section 7 and Section 8 of the By-laws of the Registrant, attached hereto.


5. (a) Investment Management Agreement between Registrant and Jackson National Financial Services, Inc. dated November 1, 1992, attached hereto (refiling by EDGAR)


   (b) Investment Sub-Advisory Agreement between Jackson National Financial Services, Inc. and PPM America, Inc. dated November 1, 1992, attached hereto (refiling by EDGAR)

6. (a) Underwriting Agreement between Registrant and Jackson National Financial Services, Inc. dated August 10, 1992, attached hereto (refiling by EDGAR)

   (b) Form of Selling Group Agreement between Jackson National Financial Services, Inc. and Additional Selling Agents, attached hereto (refiling by EDGAR)

7.        Not Applicable

8. (a) Custody Agreement between Registrant and Investors Fiduciary Trust Company dated September 10, 1992, attached hereto (refiling by EDGAR)

   (b)    Amendment to Custody Agreement dated August 17, 1994, attached hereto

9. (a) Agency Agreement between Registrant and Investors Fiduciary Trust Company dated September 10, 1992, attached hereto (refiling by EDGAR)

   (b) Administrative Services Agreement between Registrant and Jackson National Financial Services, Inc. dated June 1, 1994, attached hereto (refiling by EDGAR)

   (c)    Account Application, attached hereto (refiling by EDGAR)

10. Opinion and Consent of Vedder, Price, Kaufman & Kammholz, attached hereto

11.       Consent of Price Waterhouse LLP, attached hereto

12.       Not Applicable.


13.(a) Form of Purchase Agreement between Registrant and Jackson National Financial Services, Inc. with respect to the Funds, attached hereto (refiling by EDGAR)

14.(a) Individual Retirement Account documents, attached hereto (refiling by EDGAR)

   (b)    Section 403(b)(7) Account documents, attached hereto (refiling by
          EDGAR)

15.       Not Applicable.

16.       Computation of Performance Quotations, attached hereto (refiling by
          EDGAR)

17.       Financial Data Schedule, attached hereto

18.       Not Applicable


Item 25.  Persons Controlled by or Under Common Control with Registrant.

     Jackson National Financial Services, Inc. is a wholly-owned subsidiary of Jackson National Life Insurance Company, which through its ownership of shares of the Tax-Exempt, Income, Growth, and Total Return Funds, also controls those Funds.

Item 26.  Number of Holders of Securities.

     As of January 31, 1996, there were the following holders of record of each Fund.


                  FUND NAME         HOLDERS
                  ----------------  -------

                  Money Market        2,293
                  Tax-Exempt            266
                  Income                514
                  Growth              1,541
                  Total Return        1,498

Item 27.  Indemnification.


      Article VIII of the Registrant's Agreement and Declaration of Trust provides that each of its Trustees and Officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (each, a "Covered Person") shall be indemnified by the Registrant against all liabilities and expenses that may be incurred by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

      The foregoing indemnification arrangements are subject to the provisions of Section 17(h) of the Investment Company Act of 1940.

      Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      In addition to the above indemnification, Jackson National Life Insurance Company extends its indemnification of its own officers, directors and employees to cover such persons' activities as officers, trustees or employees of the Registrant, and by separate agreement Jackson National Life Insurance Company has agreed to indemnify trustees of the Registrant who are not interested persons of the Registrant or its investment adviser.

Item 28. Business and Other Connections of Investment Adviser.

      Incorporated herein by reference from the Statement of Additional Information relating to the Funds are the following: the description of the business of Jackson National Financial Services, Inc. (the "JNFSI") contained in the section entitled "Investment Advisers" and the biographical information pertaining to Messrs. Jordan, Knutson, and Meyer contained in the section entitled "Officers and Trustees."


Item 29.   Principal Underwriters.

      (a) JNFSI, the investment adviser and principal underwriter of the Funds, also serves as investment adviser for another investment company, the JNL Series Trust.

      (b) The following information is furnished with respect to each director and officer of JNFSI:

Name and Principal     Positions and Offices     Positions and Office
Business Address       with JNFSI                with Registrant
------------------     ---------------------     --------------------

John A. Knutson        President, Chief          President, Trustee
5901 Executive Dr.     Executive Officer,        and Chairman of the



Lansing  MI  48911     Chief Financial           Board
                       Officer and Director

Larry C. Jordan        Chief Operating Officer,  Vice President
5901 Executive Dr.     Treasurer, Assistant      and Assistant
Lansing  MI  48911     Secretary and Director    Secretary

Thomas J. Meyer        Vice President,           Vice President
5901 Executive Dr.     Secretary, Chief and      Secretary
Lansing  MI  48911     Legal Officer and
                       Director


      (c)  Not Applicable

Item 30. Location of Accounts and Records.

     Accounts, books and other documents required to be maintained pursuant to Rule 31a-1(b)(4), (5), (6), (7), (9), (10), and (11) are in the physical possession of the Registrant at 5901 Executive Drive, Lansing, Michigan 48911; all other books, accounts and other documents required to be maintained under
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of Investors Fiduciary Trust Company, 210 West 10th Street, 8th Floor, Kansas City, Missouri 64105-1716.


Item 31.   Management Services.

     Not Applicable

Item 32.   Undertakings.

      (c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lansing and the State of Michigan on the 26th day of February, 1996.



                                  JACKSON NATIONAL CAPITAL MANAGEMENT FUNDS

                                  /s/ John A. Knutson
                                  -------------------------------
                                  John A. Knutson, President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.





/s/ John A. Knutson
------------------------     President, Trustee        February 26, 1996
John A. Knutson              and Chairman of the
                             Board


/s/ R. William Sheathelm
------------------------     Trustee                   February 26, 1996
R. William Sheathelm

/s/ Beverly Wolkow
------------------------     Trustee                   February 26, 1996
Beverly Wolkow


                                Exhibit Index

Exhibit   Description

1. Agreement and Declaration of Trust of Registrant dated December 12, 1991, attached hereto as Exhibit EX-99.B1-trust

2.        By-laws of Registrant, attached hereto as Exhibit EX-99.B2-bylaws


5. (a) Investment Management Agreement between Jackson National Financial Services, Inc. dated November 1, 1992, attached hereto as Exhibit EX-99.B5-invtmgmt


   (b) Investment Sub-Advisory Agreement between Jackson National Financial Services, Inc. and PPM America, Inc. dated November 1, 1992, attached hereto as Exhibit EX-99.B5-sub-advi

6. (a) Underwriting Agreement between Registrant and Jackson National Financial Services, Inc. dated August 10, 1992, attached hereto as Exhibit EX-99.B6-underwri

   (b) Form of Selling Group Agreement between Jackson National Financial Services, Inc. and Additional Selling Agents, attached hereto as Exhibit EX-99.B6-selling

8. (a) Custody Agreement between Registrant and Investors Fiduciary Trust Company dated September 10, 1992, attached hereto as Exhibit EX-99.B8-custodya

   (b) Amendment to Custody Agreement dated August 17, 1994, attached hereto as Exhibit EX-99.B8-feesch

9. (a) Agency Agreement between Registrant and Investors Fiduciary Trust Company dated September 10, 1992, attached hereto as Exhibit EX-99.B9-agency

   (b) Administrative Services Agreement between Registrant and Jackson National Financial Services, Inc., attached hereto as
          Exhibit EX-99.B9-adminis

   (c)    Account Application, attached hereto as Exhibit EX-99.B9-applic

10. Opinion and Consent of Vedder, Price, Kaufman & Kammholz, attached hereto as Exhibit EX-99.B10-vpkkcon

11.       Consent of Price Waterhouse LLP, attached hereto as Exhibit
          EX-99.B11-pwcon

13. (a) Form of Purchase Agreement between Registrant and Jackson National Financial Services, Inc. with respect to the Funds, attached hereto as Exhibit EX-99.B13-purch

14. (a) Individual Retirement Account documents, attached hereto as Exhibit EX-99.B14-ira

    (b) Section 403(b)(7) Account documents, attached hereto as Exhibit EX-99.B14-403b

16. Computation of Performance Quotations, attached hereto as Exhibit EX-99.B16-perfcomp

17.       Financial Data Schedule, attached hereto as Exhibit EX-27.B17-jncmfds


__ Counsel Letter Regarding Filing under Rule 485(b), attached hereto as Exhibit 485(b)